                                                                    Exhibit 4.14

                   NET SERVICOS DE COMUNICACAO S.A., as Issuer

                   The Guarantors named herein, as Guarantors

                                       and

                        THE BANK OF NEW YORK, as Trustee

                                    INDENTURE

                              Dated as of [      ]

                                 U.S.$76,593,068

                       7.0% Senior Secured Notes due 2009

           Reconciliation and tie between Trust Indenture Act of 1939
                      and Indenture, dated as of [      ]

  Trust Indenture Act Section                                               Indenture Section
  ---------------------------                                               -----------------
Section 310(a)(1)                .....................................  6.09
        (a)(2)                   .....................................  6.09
        (a)(3)                   .....................................  Not Applicable
        (a)(4)                   .....................................  Not Applicable
        (a)(5)                   .....................................  6.09
        (b)                      .....................................  6.08, 6.10
Section 311(a)                   .....................................  6.13
        (b)                      .....................................  6.13
        (c)                      .....................................  Not Applicable
Section 312(a)                   .....................................  7.01
        (b)                      .....................................  7.02
        (c)                      .....................................  7.02
Section 313(a)                   .....................................  7.03
        (b)                      .....................................  7.03
        (c)                      .....................................  7.03
        (d)                      .....................................  7.03
Section 314(a)                   .....................................  7.04
        (a)(4)                   .....................................  10.11
        (b)                      .....................................  Not Applicable
        (c)(1)                   .....................................  1.04, 4.04, 12.01(b)(iii)
        (c)(2)                   .....................................  1.04, 4.04, 12.01(b)(iii)
        (c)(3)                   .....................................  Not Applicable
        (d)                      .....................................  Not Applicable
        (e)                      .....................................  1.04
Section  315(a)                  .....................................  6.01(a)
        (b)                      .....................................  6.02
        (c)                      .....................................  6.01(b)
        (d)                      .....................................  6.01(c)
        (e)                      .....................................  5.14
Section 316(a) (last sentence)   .....................................  1.01 ("Outstanding")
        (a)(1)(A)                .....................................  5.12
        (a)(1)(B)                .....................................  5.13
        (a)(2)                   .....................................  Not Applicable
        (b)                      .....................................  5.08
        (c)                      .....................................  9.07
Section 317(a)(1)                .....................................  5.03
        (a)(2)                   .....................................  5.04
        (b)                      .....................................  10.03
Section 318(a)                   .....................................  1.08

----------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                                TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----
PARTIES.......................................................................................     1
RECITALS......................................................................................     1

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01.  Definitions....................................................................     2
Section 1.02.  Other Definitions..............................................................    32
Section 1.03.  Rules of Construction..........................................................    33
Section 1.04.  Form of Documents Delivered to Trustee.........................................    34
Section 1.05.  Acts of Holders................................................................    35
Section 1.06.  Notices, etc., to the Trustee, the Company and the Guarantors..................    36
Section 1.07.  Notice to Holders; Waiver......................................................    37
Section 1.08.  Conflict with Trust Indenture Act..............................................    37
Section 1.09.  Effect of Headings and Table of Contents.......................................    37
Section 1.10.  Successors and Assigns.........................................................    38
Section 1.11.  Severability Clause............................................................    38
Section 1.12.  Benefits of Indenture..........................................................    38
Section 1.13.  Governing Law..................................................................    38
Section 1.14.  No Recourse Against Others.....................................................    38
Section 1.15.  Independence of Covenants......................................................    38
Section 1.16.  Exhibits and Counterparts......................................................    39
Section 1.17.  Duplicate Originals............................................................    39
Section 1.18.  Agent for Service; Submission to Jurisdiction; Waiver of Immunities............    39
Section 1.19.  Currency of Account; Conversion of Currency; Foreign Exchange Restrictions.....    40

                                   ARTICLE TWO

                                 SECURITY FORMS

Section 2.01.  Forms Generally................................................................    42
Section 2.02.  Form of Face of Securities.....................................................    43
Section 2.03.  Form of Reverse of Security....................................................    46
Section 2.04.  Form of Trustee's Certificate of Authentication................................    57
Section 2.05.  Form of Legend for Global Securities...........................................    57
Section 2.06.  Form of Notation of Guarantee..................................................    58

----------
Note: This table of contents shall not, for any purpose, be deemed to be part of this Indenture.

                                  ARTICLE THREE

                                 THE SECURITIES

Section 3.01.  Title and Terms................................................................    59
Section 3.02.  Denominations..................................................................    61
Section 3.03.  Execution, Authentication, Delivery and Dating.................................    61
Section 3.04.  Registration; Registration of Transfer and Exchange; Payment and Prepayment
               of Securities..................................................................    63
Section 3.05.  Mutilated, Destroyed, Lost and Stolen Securities...............................    65
Section 3.06.  Payment of Interest; Interest Rights Preserved.................................    66
Section 3.07.  Paying Agents; Discharge of Payment Obligations; Indemnity of Holders..........    67
Section 3.08.  Persons Deemed Owners..........................................................    68
Section 3.09.  Cancellation...................................................................    68
Section 3.10.  Computation of Interest........................................................    68
Section 3.11.  Legal Holidays.................................................................    69
Section 3.12.  CUSIP Number...................................................................    69
Section 3.13.  Book-Entry Provisions for Global Security......................................    69
Section 3.14.  Dollar Constraint..............................................................    71

                                  ARTICLE FOUR

                        DEFEASANCE OR COVENANT DEFEASANCE

Section 4.01.  Company's Option to Effect Defeasance or Covenant Defeasance...................    76
Section 4.02.  Defeasance and Discharge.......................................................    76
Section 4.03.  Covenant Defeasance............................................................    77
Section 4.04.  Conditions to Defeasance or Covenant Defeasance................................    77
Section 4.05.  Deposited Money and U.S. Government Obligations to Be Held in Trust; Other
               Miscellaneous Provisions.......................................................    80
Section 4.06.  Reinstatement..................................................................    81

                                  ARTICLE FIVE

                                    REMEDIES

Section 5.01.  Events of Default..............................................................    81
Section 5.02.  Acceleration of Maturity; Rescission and Annulment.............................    85
Section 5.03.  Collection of Indebtedness and Suits for Enforcement by Trustee................    86
Section 5.04.  Trustee May File Proofs of Claim...............................................    87
Section 5.05.  Trustee May Enforce Claims Without Possession of Securities....................    88

Section 5.06.  Application of Money Collected.................................................    88
Section 5.07.  Limitation on Suits............................................................    89
Section 5.08.  Unconditional Right of Holders to Receive Principal and Interest...............    90
Section 5.09.  Restoration of Rights and Remedies.............................................    90
Section 5.10.  Rights and Remedies Cumulative.................................................    90
Section 5.11.  Delay or Omission Not Waiver...................................................    90
Section 5.12.  Control by Majority............................................................    91
Section 5.13.  Waiver of Past Defaults........................................................    91
Section 5.14.  Undertaking for Costs..........................................................    91
Section 5.15.  Waiver of Stay, Extension or Usury Laws........................................    92
Section 5.16.  Change of Control..............................................................    92

                                   ARTICLE SIX

                                   THE TRUSTEE

Section 6.01.  Certain Duties and Responsibilities............................................    95
Section 6.02.  Notice of Defaults.............................................................    96
Section 6.03.  Certain Rights of Trustee......................................................    97
Section 6.04.  Trustee Not Responsible for Recitals, Dispositions of Securities or
               Application of Proceeds Thereof................................................    99
Section 6.05.  Trustee and Agents May Hold Securities; Collections; etc.......................    99
Section 6.06.  Money Held in Trust............................................................    99
Section 6.07.  Compensation and Indemnification of Trustee and Its Prior Claim................    99
Section 6.08.  Conflicting Interests..........................................................   101
Section 6.09.  Corporate Trustee Required; Eligibility........................................   101
Section 6.10.  Resignation and Removal; Appointment of Successor Trustee......................   101
Section 6.11.  Acceptance of Appointment by Successor.........................................   103
Section 6.12.  Merger, Conversion, Amalgamation, Consolidation or Succession to Business......   104
Section 6.13.  Preferential Collection of Claims Against Company..............................   104
Section 6.14.  Appointment of Co-Trustee......................................................   104
Section 6.15.  Appointment of Authenticating Agent............................................   105
Section 6.16.  Intercreditor Agreement; No Obligations With Respect to Collateral or Other
               Security Documents.............................................................   107

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 7.01.  Preservation of Information; Company to Furnish Trustee Names and Addresses
               of Holders.....................................................................   108

Section 7.02.  Communications of Holders......................................................   109
Section 7.03.  Reports by Trustee.............................................................   109
Section 7.04.  Reports by Company.............................................................   109

                                  ARTICLE EIGHT

            AMALGAMATION, CONSOLIDATION, MERGER, SALE OF ASSETS, ETC.

Section 8.01.  Company or Guarantor May Consolidate, etc., Only on Certain Terms..............   109
Section 8.02.  Successor Substituted..........................................................   113

                                  ARTICLE NINE

                       SUPPLEMENTAL INDENTURES AND WAIVERS

Section 9.01.  Supplemental Indentures, Agreements and Waivers Without Consent of Holders.....   113
Section 9.02.  Supplemental Indentures, Agreements and Waivers with Consent of Holders........   114
Section 9.03.  Execution of Supplemental Indentures, Agreements and Waivers...................   116
Section 9.04.  Effect of Supplemental Indentures..............................................   116
Section 9.05.  Conformity with Trust Indenture Act............................................   116
Section 9.06.  Reference in Securities to Supplemental Indentures.............................   116
Section 9.07.  Record Date....................................................................   117
Section 9.08.  Revocation and Effect of Consents..............................................   117

                                   ARTICLE TEN

                                    COVENANTS

Section 10.01. Payment of Principal, Premium and Interest.....................................   117
Section 10.02. Maintenance of Corporate Existence.............................................   117
Section 10.03. Money for Security Payments to Be Held in Trust................................   118
Section 10.04. Maintenance of Properties......................................................   119
Section 10.05. Compliance with Laws...........................................................   119
Section 10.06. Maintenance of Governmental Authorizations.....................................   120
Section 10.07. Payment of Taxes and Other Claims..............................................   120
Section 10.08. Maintenance of Insurance.......................................................   120
Section 10.09. Maintenance of Books and Records...............................................   121
Section 10.10. Maintenance of Office or Agency................................................   121
Section 10.11. Reports and Notices............................................................   121
Section 10.12. Additional Amounts.............................................................   122

Section 10.13. Limitation on Liens............................................................   125
Section 10.14. Limitation on Additional Indebtedness..........................................   125
Section 10.15. Limitation on Restricted Payments..............................................   127
Section 10.16. Limitation on Modifications to Dividend Policies...............................   128
Section 10.17. Limitation on Transactions with Affiliates.....................................   128
Section 10.18. Limitations on Capital Expenditures............................................   129
Section 10.19. Limitations on Designations of Restricted and Unrestricted Subsidiaries........   130
Section 10.20. Stock of Restricted Subsidiaries...............................................   131
Section 10.21. Business of Net; Restriction on Transfers of Existing Business.................   131
Section 10.22. Amendment of Constitutive Documents............................................   131
Section 10.23. Accounting Changes.............................................................   131
Section 10.24. Hedging Agreements.............................................................   132
Section 10.25. Compliance with Material Contracts.............................................   132
Section 10.26. Asset Sales....................................................................   132

                                 ARTICLE ELEVEN

                            PREPAYMENT OF SECURITIES

Section 11.01. Optional Prepayment............................................................   133
Section 11.02. Mandatory Prepayment...........................................................   133
Section 11.03. Applicability of Article.......................................................   134
Section 11.04. Application and Deferral of Prepayment.........................................   135
Section 11.05. Notice of Prepayment...........................................................   135
Section 11.06. Deposit of Prepayment Amount...................................................   135

                                 ARTICLE TWELVE

                           SATISFACTION AND DISCHARGE

Section 12.01. Satisfaction and Discharge of Indenture........................................   136
Section 12.02. Application of Trust Money.....................................................   137

                                ARTICLE THIRTEEN

                             GUARANTEE OF SECURITIES

Section 13.01. Unconditional Guarantee........................................................   137
Section 13.02. Additional Guarantors..........................................................   139
Section 13.03. Release of a Guarantor.........................................................   140
Section 13.04. Waiver of Subrogation..........................................................   140
Section 13.05. Immediate Payment..............................................................   141
Section 13.06. No Set-Off.....................................................................   141

Section 13.07. Obligations Absolute...........................................................   141
Section 13.08. Obligations Continuing.........................................................   141
Section 13.09. Obligations Not Reduced........................................................   141
Section 13.10. Obligations Reinstated.........................................................   142
Section 13.11. Obligations Not Affected.......................................................   142
Section 13.12. Waiver.........................................................................   144
Section 13.13. No Obligation to Take Action Against Company...................................   144
Section 13.14. Dealing with Company and Others................................................   144
Section 13.15. Default and Enforcement........................................................   145
Section 13.16. Amendment, etc.................................................................   145
Section 13.17. Acknowledgment.................................................................   145
Section 13.18. Costs and Expenses.............................................................   145
Section 13.19. No Merger or Waiver:  Cumulative Remedies......................................   145
Section 13.20. Survival of Obligations........................................................   145
Section 13.21. Guarantee in Addition to Other Obligations.....................................   146
Section 13.22. Severability...................................................................   146
Section 13.23. Successors and Assigns.........................................................   146

SIGNATURES

EXHIBIT A      Form of Option of Holder to Elect Purchase

EXHIBIT B      Form of Supplemental Indenture for Additional Guarantors

            INDENTURE, dated as of [_____________], by and among NET SERVICOS DE COMUNICACAO S.A, a sociedade anonima organized under the laws of the Federative Republic of Brazil (the "Company"), as issuer, ALNOR ALUMINIO DO NORTE LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, ANTENAS COMUNITARIAS BRASILEIRAS LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, CABODINAMICA TV CABO SAO PAULO S.A., a sociedade anonima organized under the laws of the Federative Republic of Brazil, CMA PARTICIPACOES S.A., a sociedade anonima organized under the laws of the Federative Republic of Brazil, DABNY, L.L.C., a Delaware limited liability company, JONQUIL VENTURES LIMITED, an international business company organized under the laws of the British Virgin Islands, MULTICANAL TELECOMUNICACOES S.A., a sociedade anonima organized under the laws of the Federative Republic of Brazil, NET BELO HORIZONTE LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET BRASILIA LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET LONDRINA LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET RIO S.A., a sociedade anonima organized under the laws of the Federative Republic of Brazil, TV CABO DE CHAPECO LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, TV VIDEO CABO DE BELO HORIZONTE S.A., a sociedade anonima organized under the laws of the Federative Republic of Brazil, NET RECIFE LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET SAO PAULO LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET CAMPINAS LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET INDAIATUBA LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET FRANCA LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET SUL COMUNICACOES LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, DR-EMPRESA DE DISTRIBUICAO E RECEPCAO DE TV LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET JOINVILLE LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET FLORIANOPOLIS LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET MARINGA LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET SAO JOSE DO RIO PRETO LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET PIRACICABA LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET GOIANIA LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET CAMPO GRANDE LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET SOROCABA LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET SAO CARLOS S.A.,
a sociedade anonima organized under the laws of the Federative Republic of Brazil, HORIZONTE SUL COMUNICACOES LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET PARANA COMUNICACOES LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET CURITIBA LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET ARAPONGAS LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET RIBEIRAO PRETO S.A., a sociedade anonima organized under the laws of the Federative Republic of Brazil, NET BAURU LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, NET ANAPOLIS LTDA., a sociedade limitada organized under the laws of the Federative Republic of Brazil, REYC COMERCIO E PARTICIPACOES LTDA, a sociedade limitada organized under the laws of the Federative Republic of Brazil, and all other parties from time to time providing guarantees hereunder as Guarantors, and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").

                                    RECITALS

            A. The Company has duly authorized the creation of an issue of its 7.0% Senior Secured Notes due 2009, guaranteed by the Guarantors (collectively, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

            B. All things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered by the Trustee hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of each of the Company, the Guarantors and the Trustee in accordance with the terms hereof.

            C. Each of the Guarantors that is a signatory hereto has duly authorized the execution and delivery of this Indenture under the terms set forth herein.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

            Section 1.01 Definitions.

            "Additional Amounts" shall have the meaning specified in Section
10.12 hereof.

            "Affected Payment" means any payment or prepayment of principal of, interest on, Additional Amounts or other amounts in respect of, the Securities and/or this Indenture (including any prepayment under Section 11.01 or Section
11.02 hereof) for which, pursuant to the Securities and/or the Indenture (in the absence of a suspension or modification in accordance with Section 3.14 hereof), the due date would fall during the continuance of a Dollar Constraint.

            "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under direct or indirect common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the effective power to direct the business of and direct the workings of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Applicable Percentage" means (i) with respect to the fiscal years ending on or prior to December 31, 2007, 70%; (ii) with respect to the fiscal year ending December 31, 2008, 75%; (iii) with respect to the fiscal year ending December 31, 2009, 80%; and (iv) with respect to the fiscal years ending on or after December 31, 2010, 85%.

            "Asset Sale" means any direct or indirect sale, conveyance, lease, transfer or other disposition of shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares, or to the extent required by applicable law), property or other assets, including any licenses for the provision of cable television services or a related business held by the Company or any Restricted Subsidiary (each referred to for the purposes of this definition as a "disposition"), by the Company or any of its Restricted Subsidiaries (including any disposition by means of a merger, consolidation or similar transaction).

            Notwithstanding the foregoing, the following items shall not be deemed to be Asset Sales:

            (a) a disposition (i) by a Restricted Subsidiary to the Company or
      (ii) by the Company or a Restricted Subsidiary to a Restricted Subsidiary;

            (b) any disposition in the ordinary course of business, including any such disposition of (i) inventory, (ii) obsolete assets or (iii) surplus personal property; or any sale of Cash Equivalents, or any non-exclusive licensing of intellectual property;

            (c) transactions involving assets for which the aggregate consideration received over any 12-month period has a fair market value of less than R$3,000,000 (which amount shall be increased by the IGP-M Adjustment on January 1 of each fiscal year following the Issue Date);

            (d) any swap of operating assets by the Company or any of its Restricted Subsidiaries for operating assets of equal or greater Fair Market Value;

            (e) the sale, without recourse and on commercially reasonable terms, of accounts receivable or notes receivable, arising in the ordinary course of business and existing at the time of such sale, or the conversion or exchange in the ordinary course of business of such accounts receivable for notes receivable to the extent permitted under the definition of "Permitted Investment";

            (f) a Restricted Payment that is permitted by Section 10.15; or

            (g) a disposition of property or assets that is permitted by Article Eight hereof.

            "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.15.

            "Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of the number of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness multiplied by the amount of such payment by (ii) the sum of all such payments.

            "Bankruptcy Law" means Decree Law No. 7661, of June 21, 1945, or any other Brazilian law relating to, or Title 11, United States Code or any similar United States federal or state law relating to, bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, concordata, intervencao or relief of debtors or the law of any other jurisdiction relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization, concordata, intervencao or relief of debtors or any amendment to, succession to or change in any such law.

            "Bankruptcy Order" means any court order made in a proceeding pursuant to or within the meaning of any Bankruptcy Law, containing an adjudication of bankruptcy or insolvency, or providing for liquidation, receivership, winding-up, dissolution, concordata, intervencao or reorganization, or appointing a Custodian of a debtor or of all or any substantial part of a debtor's property, or providing for the staying, arrangement, adjustment or composition of indebtedness or other relief of a debtor.

            "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.

            "Board Resolution" means a copy of any resolution certified by the Secretary or an Assistant Secretary or General Counsel of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Brazilian Corporation Law" means Brazilian Law 6404 of December 15, 1976, as amended, or any successor or substitute law.

            "Brazilian GAAP" means the accounting principles applicable pursuant to the Brazilian Corporation Law and the rules of the CVM, consistently applied, as in effect in Brazil from time to time.

            "Business Day" means any day other than a Saturday or Sunday or other day on which commercial banking institutions are authorized or required by law to close in New York, New York, USA, London, England or Sao Paulo, Brazil.

            "Bridge Loan" means the indebtedness incurred by the Company pursuant to the Contrato de Emprestimo, dated February [ ], 2005, between the Company and Banco Itau BBA S.A.

            "Capital Expenditures" means, for any Person for any period, the sum of, without duplication, all expenditures made, directly or indirectly, by that Person or any of its consolidated Subsidiaries during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions to fixed assets, real property or improvements which, in accordance with Brazilian GAAP are or should be considered "ativos permanentes."

            "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the Incurrence of a liability in accordance with Brazilian GAAP, if and to the extent that Brazilian GAAP so requires.

            "Capital Stock" means:

            (a) in the case of a corporation, corporate stock;

            (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

            (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and

            (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

            "Capitalized Lease Obligations" means an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with Brazilian GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with Brazilian GAAP.

            "Cash Equivalents" means:

            (a) any evidence of Indebtedness with a maturity of 365 days or less issued or directly and fully guaranteed or insured by Brazil or the United States or any agency or instrumentality of Brazil or the United States (provided that the full faith and credit of Brazil or the United States, as the case may be, is pledged in support of that Indebtedness or the Indebtedness constitutes a general obligation of Brazil or the United States);

            (b) deposits, certificates of deposit or acceptances with a maturity of 365 days or less of a member of the U.S. Federal Reserve System having combined capital and surplus and undivided profits (or any similar capital concept) of not less than U.S.$50,000,000, or its equivalent in another currency or currencies, at the time of deposit;

            (c) commercial paper with a maturity of 365 days or less issued by a corporation (other than an Affiliate of the Company) incorporated or organized under the laws of Brazil or any jurisdiction of Brazil or the United States at any state thereof or the District of Columbia and rated at least "A-1" by Standard & Poor's Ratings Services ("Standard & Poor's") or "P-1" by Moody's Investor Services Inc. ("Moody's") or their respective Brazilian affiliates;

            (d) investments with a maturity of 365 days or less of any Person that is fully and unconditionally guaranteed by a bank referred to in clause (b);

            (e) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency of the United States government and backed by the full faith and credit of Brazil or any jurisdiction of Brazil or the United States government, respectively, in each case maturing within one year from the date of acquisition;

            (f) (i) direct obligations of, or obligations that are unconditionally guaranteed by, the government of the United States (or any agency thereof to the extent that such obligations are backed by the full faith and credit of the United States), (ii) direct obligations of, or obligations that are unconditionally guaranteed by, the government of any other country (or any agency thereof to the extent that such obligations are backed by the full faith and credit of such government) that has an investment grade rating from either Standard & Poor's or Moody's, and (iii) direct obligations of the National Treasury of Brazil or of the Central Bank of Brazil that are accounted for as short-term investments by the holder;

            (g) fixed-income mutual funds (managed by a financial institution) which are either (i) widely held funds in which the Company and its Restricted Subsidiaries do not hold an Investment in excess of 30% of the aggregate Investment in any such fund or (ii) permitted to invest only in Cash Equivalents; or

            (h) pre- or post-fixed certificates of deposit issued by any bank organized under the laws of Brazil that either (i) maintains a minimum adjusted net worth of U.S.$100,000,000, or its equivalent amount in another currency or currencies, (ii) maintains an investment grade rating with respect to its certificates of deposit as determined by Standard & Poor's, Moody's or another nationally recognized rating agency in Brazil or (iii) is a branch or subsidiary of a non-Brazilian bank that has an investment grade rating related to its short-term obligations, as determined by Standard & Poor's or Moody's.

            "CDI" means the interest rate, expressed as an annual percentage, equal to the result of compounding, on a daily basis and based upon a year of 252 business days, the interest rate for interbank certificates of deposit (Certificados de Depositos Interfinanceiros - CDI) of one business day published under the name "DI Rates - extra-group transactions" (Taxa DI - over extra grupo) by the Securities Custody and Settlement Center (Central de Custodia e Liquidacao Financeira de Titulos - CETIP) or any reference rate of the National Financial System (Sistema Financeiro Nacional) that may replace it.

            "CDI Amount," at any date of determination, means the cumulative interest for the period from January 1, 2004 to such date of determination accrued daily at CDI for each business day during that period. The CDI Amount shall be calculated by the Company according to the formula:

                   Factor DI = (n(DI))(Product Sign)(k = 1) [(TDI(k))]

            where:

                  n(DI) = total number of days, where "n(DI)" is a whole number;

                  TDI(k) = CDI, expressed on the day, calculated to 8 (eight)
                           decimal points, with rounding;

                       TDI(k)= CDI        1
                              (--- + 1) (---)  where: k = 1, 2, ..., n
                               100       252
The CDI shall be used with the identical number of decimal points as is used by the agency responsible for its calculation.

            "Change of Control" means any of the following events:

            (a) any Person, other than one or more Permitted Holders, is or becomes (as a result of the issuance of securities, by merger or otherwise) the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of the Company; provided that for purposes of this clause
      (a):

                  (i) any such other Person shall be deemed to be the
            "beneficial owner" (as so defined) of all shares of Voting Stock that any such Person has the right to acquire within one year, and

                  (ii) any such other Person shall be deemed to be the
            "beneficial owner" (as so defined) of any voting stock of a specified entity held by any other entity (a "Parent Entity") of which such specified entity is a Subsidiary, if such other Person is the "beneficial owner," directly or indirectly, of more than 50% of the voting power of the voting stock of such Parent Entity, and the Permitted Holders are the "beneficial owner," directly or indirectly, in the aggregate of a lesser percentage of the voting power of the Voting Stock of such Parent Entity and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of such Parent Entity, and

                  (iii) any such other Person, or any Permitted Holders, as the case may be, will be deemed to be the "beneficial owner" or "beneficial owners" (as so defined) of the percentage of the Voting Stock of a specified entity held by any Parent Entity of which such specified entity is a Wholly-Owned Subsidiary, equal to the percentage of the total voting power of the Voting Stock of the Parent Entity of which such other Person is, or any Permitted Holders are, as the case may be, the "beneficial owner" or "beneficial owners" (as so defined), directly or indirectly; or

            (b) the merger or consolidation of the Company with or into another Person or the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the assets of the Company to any Person, and, in any such event, the securities of the Company, as the case may be, that are outstanding immediately prior to such transaction and represent more than 50% of the aggregate voting power of the Voting Stock thereof are changed into or exchanged for cash, securities or property, unless, immediately following consummation of such transaction, no Change of Control will have occurred as described in the preceding clause (a); provided that for purposes of this clause (b), references in such preceding clause to the Company shall be deemed to refer to the surviving Person in such transaction.

            "Collateral" means all assets of the Company and its Restricted Subsidiaries upon which a Lien is purported to be created pursuant to any of the Security Documents.

            "Collateral Agent" means Banco Itau S.A., in its capacity as collateral agent under each of the Security Documents.

            "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, or if at any time after the execution of this Indenture such Commission is not existing and performing the applicable duties now assigned to it, then the body or bodies performing such duties at such time.

            "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

            "Consolidated Financing Costs" means, for any period, an amount equal to (a) financing expenses of the Company and its Restricted Subsidiaries for such period on a consolidated basis in accordance with Brazilian GAAP minus
(b) financing income of the Company and its Restricted Subsidiaries for such period, as determined on a consolidated basis in accordance with Brazilian GAAP.

            "Consolidated Interest Expense" means, with respect to any period, the sum of, without duplication, (a) the interest expense (accrued and paid or payable in cash for such period) (including, without limitation, any payments similar to those required under Section 10.12) of the Company and its Restricted Subsidiaries for such period, as determined on a consolidated basis in accordance with Brazilian GAAP and, in any event, including, without limitation,
(i) any amortization of debt discount (excluding any amortization of debt discount in respect of the Senior Secured Indebtedness),
(ii) the net cash cost under each Currency Agreement and Hedging Obligation (including any amortization of discounts), (iii) the interest portion of any deferred payment obligation and (iv) all commissions, discounts and other fees and charges owed with respect to letters of credit, bills of exchange, promissory notes and bankers' acceptance financing and (b) the interest component of Capitalized Lease Obligations paid, accrued and/or scheduled to be accrued by such Person during such period (accrued and paid or payable in cash for such period) minus (c) interest income (accrued and received or receivable in cash during such period) of the Company and its Restricted Subsidiaries for such period, as determined on a consolidated basis in accordance with Brazilian GAAP.

            "Consolidated Interest Expense Ratio" means the ratio of (a) EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which consolidated financial statements of the Company are available less the amount of Capital Expenditures made during such period to (b) Consolidated Interest Expense for such four fiscal quarters, in each case determined, for each fiscal quarter (or portion thereof) of the four fiscal quarters ending prior to the Issue Date, on a pro forma basis to give effect to the Restructuring as if it had occurred at the beginning of such four-quarter period; provided, however, that:

            (i) if the Company or any Restricted Subsidiary (x) has Incurred any Indebtedness since the beginning of such period that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Interest Expense Ratio is an Incurrence of Indebtedness, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period (except that in making such computation, the amount of Indebtedness under any revolving credit facility outstanding on the date of such calculation shall be computed based on (A) the average daily balance of such Indebtedness during such four fiscal quarters or such shorter period for which such facility was outstanding or (B) if such facility was created after the end of such four fiscal quarters, the average daily balance of such Indebtedness during the period from the date of creation of such facility to the date of such calculation) or (y) has repaid, repurchased, defeased or otherwise discharged any Indebtedness (each, a "Discharge") since the beginning of the period that is no longer outstanding on such date of determination, or if the transaction giving rise to the need to calculate the Consolidated Interest Expense Ratio involves a discharge of Indebtedness (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid), EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Discharge of such Indebtedness, as if such discharge had occurred on the first day of such period;

            (ii) if since the beginning of such period the Company or any Restricted Subsidiary shall have made any Asset Sale of any company or any business or any group of assets constituting an operating unit of a business (any such transaction, a "Sale"), EBITDA for such period shall be reduced by an amount equal to EBITDA (if positive) directly attributable to the assets that are the subject of such Asset Sale for such period or increased by an amount equal to EBITDA (if negative) directly attributable thereto for such period and Consolidated Interest Expense for such period shall be reduced by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness of the Company or any Restricted Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to Net and its continuing Restricted Subsidiaries in connection with such Asset Sale for such period (and, if the Capital Stock of any Restricted Subsidiary is sold, the Consolidated Interest Expense for such period directly attributable to the Indebtedness of such Restricted Subsidiary to the extent Net and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such sale);

            (iii) if since the beginning of such period the Company or any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Person that thereby becomes a Restricted Subsidiary, or otherwise acquired any company or any business or any group of assets constituting an operating unit of a business, including any such Investment or acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder (any such transaction, a "Purchase"), EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period;

            (iv) if since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period) shall have made any Sale or Purchase that would have required an adjustment pursuant to clause (i), (ii) or (iii) above if made by the Company or a Restricted Subsidiary during such period, EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Sale or Purchase occurred on the first day of such period; and

            (v) if since the beginning of such period any Person became a Restricted Subsidiary or was merged or consolidated with or into the Company or any Restricted Subsidiary, in each case in a Purchase, and since the beginning of such period such Person shall have Discharged any Indebtedness or made any Sale or Purchase that would have required an adjustment pursuant to clause (i), (ii), (iii) or (iv) above if made by the Company or a Restricted Subsidiary during such period, Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Discharge, Sale or Purchase occurred on the first day of such period.

            For purposes of this definition, whenever pro forma effect is to be given to an Asset Sale, Investment or acquisition of assets, or any transaction governed by Article Eight or the amount of EBITDA relating thereto and the amount of Consolidated Interest Expense associated with any Indebtedness Incurred or repaid, repurchased, defeased or otherwise discharged in connection therewith, the pro forma calculations in respect thereof shall be as determined in good faith by an Officer of the Company, based on reasonable assumptions. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as the average rate in effect during such period (taking into account any Interest Rate Agreement applicable to such Indebtedness if such Interest Rate Agreement has a remaining term as at the date of determination in excess of 12 months). If any Indebtedness which is being given pro forma effect was Incurred under a revolving credit facility, the interest expense on such Indebtedness shall be computed based upon the average daily balance of such Indebtedness during the applicable period.

            "Consolidated Leverage Ratio," as of any date of determination, means the ratio of (a) Consolidated Total Indebtedness on such day to (b) EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which consolidated financial statements of the Company are available; provided, however, that:

            (i) if since the beginning of such period the Company or any Restricted Subsidiary shall have made any Asset Sale of any company or any business or any group of assets constituting an operating unit of a business (any such transaction, a "Sale"), EBITDA for such period shall be reduced by an amount equal to EBITDA (if positive) directly attributable to the assets that are the subject of such Asset Sale for such period or increased by an amount equal to EBITDA (if negative) directly attributable thereto for such period;

            (ii) if since the beginning of such period the Company or any Restricted Subsidiary (by merger or otherwise) shall have made an Investment in any Person that thereby becomes a Restricted Subsidiary, or otherwise acquired any company or any business or any group of assets constituting an operating unit of a business, including any such Investment or acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder (any such transaction, a "Purchase"), EBITDA for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period; and

            (iii) if since the beginning of such period any Person that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period shall have made any Sale or Purchase that would have required an adjustment pursuant to clause (ii) or (iii) above if made by the Company or a Restricted Subsidiary during such period, EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Sale or Purchase occurred on the first day of such period.

            For purposes of this definition, whenever pro forma effect is to be given to an Asset Sale, Investment or acquisition of assets, or any transaction governed by Article Eight hereof or the amount of income or earnings relating thereto, the pro forma calculations in respect thereof shall be as determined in good faith by an Officer of the Company, based upon reasonable assumptions.

            "Consolidated Net Income" means, for any period, the net income
(loss) of the Company and its Subsidiaries, determined on a consolidated basis in accordance with Brazilian GAAP.

            "Consolidated Total Indebtedness" means, as of any date of determination thereof, the aggregate principal amount of Indebtedness of the Company and its Restricted Subsidiaries as of such date, determined on a consolidated basis in accordance with Brazilian GAAP.

            "consolidation" means, with respect to the Company, the consolidation of the accounts of the Restricted Subsidiaries with those of the Company, all in accordance with Brazilian GAAP; provided that "consolidation" will not include consolidation of the accounts of any Unrestricted Subsidiary with the accounts of the Company. The term "consolidated" has a correlative meaning to the foregoing.

            "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office as of the date of this instrument is located at 101 Barclay Street, Floor 21W, New York, New York 10286; Attention: Global Finance Unit, Americas, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company.

            "Currency Agreement" means, in respect of a Person, any foreign exchange contract, currency swap agreement or other similar agreement or arrangements (including derivative agreements or arrangements) as to which such Person is a party or a beneficiary.

            "Custodian" means any receiver, interim receiver, receiver and manager, receiver-manager, trustee, assignee, liquidator, sequestrator, sindico, comissario or similar official under any Bankruptcy Law or any other Person with like powers whether appointed judicially or out of court and whether pursuant to an interim or final appointment.

            "CVM" means the Comissao de Valores Mobiliarios and any successor entity thereto.

            "Debt Instruments" means the documents that will evidence the senior secured Indebtedness of the Company and its Restricted Subsidiaries that will be issued substantially concurrently with the Securities in connection with the Restructuring, including the Securities, new bi-lateral credit facilities, the notes issued pursuant to the Net Sul Indenture and new real-denominated debentures.

            "Default" means any event or condition that is, or after notice or passage of time or both would be, an Event of Default.

            "Depository" means, with respect to the Securities issued in the form of one or more Global Securities, The Depository Trust Company or another Person designated as Depository by the Company, which must be a clearing agency registered under the Exchange Act.

            "Disqualified Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is exchangeable for Indebtedness (other than at the option of such Person), or is redeemable at the option of the holder thereof, in whole or in part, in any such case on or prior to the final maturity date of the Securities.

            "Dollar Constraint Payment Account" shall have the meaning set forth in Section 3.14(c)(ii).

            "EBITDA" means, for any period, the Consolidated Net Income for such period, adjusted to exclude the following items (without duplication) of income or expense to the extent that such items are included in the calculation of Consolidated Net Income:

            (a) Consolidated Financing Costs;

            (b) total income tax expense;

            (c) depreciation, amortization (including but not limited to amortization of goodwill and intangibles) and other non-cash charges or losses (other than any non-cash charge or loss that requires an accrual or reserve for cash charges for any future period);

            (d) any net income of any Person if such Person is not a Restricted Subsidiary, except that subject to the limitations contained in clause (e) below, the Company's equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Restricted Subsidiary, to the limitations contained in clause (e) below);

            (e) any gain or loss realized upon the sale or other disposition of any asset of the Company or its consolidated Restricted Subsidiaries that is not sold or otherwise disposed of in the ordinary course of business;

            (f) any extraordinary gain or loss;

            (g) the cumulative effect of a change in accounting principles;

            (h) any nonrecurring charges or any expenses related to the Restructuring or to any acquisition by the Company or any Restricted Subsidiary after the Issue Date, including without limitation any charge or expenses Incurred for management transaction bonuses in connection with the Restructuring; and

            (i) any non-cash compensation charge arising from any grant of stock, stock options or other equity-based awards.

            "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

            "Event of Default" shall have the meaning specified in Section 5.01 hereof.

            "Excess Cash Flow" means, for any fiscal year, the sum of (a) (i) the cash and Cash Equivalents of the Company and its Restricted Subsidiaries as at the last day of such fiscal year less (ii) the cash and Cash Equivalents of the Company and its Restricted Subsidiaries as at the last day of the prior fiscal year (the "Starting Cash Balance") less (b) the Net Cash Proceeds of the issuance of any equity interests of the Company during such fiscal year less (c) the Net Cash Proceeds of the issuance or Incurrence of any Indebtedness by the Company and its Restricted Subsidiaries during such fiscal year less (d) the Net Available Cash from any Asset Sale during such fiscal year plus (e) the amount of any Investment by the Company or any of its Restricted Subsidiaries in any Person that thereby becomes a Restricted Subsidiary and any amount paid by the Company or any of its Restricted Subsidiaries to acquire any company or any business or any group of assets constituting an operating unit of a business (any such transaction, a

"Purchase") plus (f) the amount of any prepayments of principal in respect of Senior Secured Indebtedness during such fiscal year plus (g) the amount of any cash dividend or other cash payment on account of Net's Equity Interests; provided, however, that:

            (i) if since the beginning of any fiscal year the Company or any Restricted Subsidiary shall have made any Asset Sale of any company or any business or any group of assets constituting an operating unit of a business (any such transaction, a "Sale"), the Starting Cash Balance for the purpose of measuring Excess Cash Flow with respect to such fiscal year shall be deemed to be reduced by an amount equal to the amount of cash or Cash Equivalents transferred in connection with such Sale; and

            (ii) if since the beginning of any fiscal year the Company or any Restricted Subsidiary shall have made any Purchase, the Starting Cash Balance for the purpose of measuring Excess Cash Flow with respect to such fiscal year shall be deemed to be increased by an amount equal to the amount of cash or Cash Equivalents acquired in connection with such Purchase.

            "Excess Cash Flow Prepayment Amount," with respect to any fiscal year, means an amount equal to the lesser of (a) the Company's Excess Cash Flow for such fiscal year multiplied by the Applicable Percentage with respect to such fiscal year and (b) (i) the cash and Cash Equivalents of the Company and its Restricted Subsidiaries at December 31 of such fiscal year less (ii) the Minimum Cash Balance with respect to such fiscal year.

            "Excess Proceeds of the Closing Equity Issuance" means the Net Cash Proceeds of the issuance by the Company of Capital Stock in connection with the Restructuring minus (a) an amount equal to 40% of Pre-Restructuring Credit Amount minus (b) an amount equal to 40% of the cash interest payment paid by the Company to holders of its Indebtedness in connection with the Restructuring minus (c) an amount equal to 20% multiplied by (i) the total number of shares issued by the Company in the Closing Equity Issuance at a price per share in excess of R$0.35 multiplied by (ii) the average price per share of such shares less R$0.35.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exchange Rate" means, for any day, the exchange rate publicly announced by the Central Bank of Brazil as the exchange rate for the U.S. Dollar under PTAX 800, Option 5 (selling rate), currency 220 on the SISBACEN Data System (or its successor) on the most recent preceding business day in Brazil.

            "Fair Market Value" means, with respect to any asset or property, the price that could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction. Unless otherwise specified in this Indenture, Fair Market Value shall be determined by the Board of Directors acting in good faith and shall be evidenced by a Board Resolution delivered to the Trustee; provided that, in the case of any transaction or series of related transactions which, during any period of 12 consecutive months, involve aggregate consideration of R$75,000,000 (which amount shall be increased by the IGP-M Adjustment on January 1 of each fiscal year following the Issue Date) (or to the extent non-Brazil Real-denominated, the equivalent of such amount in Brazilian Reais) or more, the Fair Market Value shall also be determined by an Independent Financial Advisor.

            "Global Security" shall have the meaning set forth in Section 3.01 hereof.

            "Guarantee" shall have the meaning set forth in Section 13.01 hereof.

            "Guaranteed Obligations" means the principal of, interest on, and Additional Amounts, if any, and all other amounts owing by the Company with respect to the Securities which may from time to time be issued and outstanding under this Indenture and all other indebtedness, liabilities and obligations of the Company at any time and from time to time existing or arising under this Indenture (including its obligations to the Trustee under Section 6.07 of this Indenture and prepayments on Securities pursuant to Article Eleven hereof).

            "Guaranteed Parties" means all the Persons who are now or who hereafter become Holders and the Trustee under this Indenture.

            "Guarantors" means:

            (a) each Restricted Subsidiary; and

            (b) any other Subsidiary of the Company that executes a supplemental indenture to this Indenture so as to provide a Guarantee.

            "Hedging Obligations" of any Person means the obligations of such Person pursuant to any Interest Rate Agreement or Currency Agreement.

            "Holder" means the Person in whose name a Security is registered in the Security Register.

            "IGP-M Adjustment" means, as of any date of determination a fraction, the numerator of which is the IGP-M as of such date and the denominator of which is equal to the IGP-M as of January 1, 2004. "IGP-M" means the Indice Geral de Precos - Mercado or its successor, as calculated and published by the Fundacao Getulio Vargas - FGV.

            "Incur" means issue, assume, enter into any guarantee of, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary. Any Indebtedness issued at a discount (including Indebtedness on which interest is payable through the issuance of additional Indebtedness) shall be deemed Incurred at the time of original issuance of the Indebtedness at the initial accreted amount thereof.

            "Indebtedness" means, with respect to any Person, without duplication:

            (a) any liability, contingent or otherwise, of such Person (i) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), whether as a cash advance, bill, overdraft or money market facility loan; (ii) evidenced by a note, debenture or similar instrument or letters of credit (including a purchase money obligation) or by any book-entry mechanism, or
      (iii) to the extent not otherwise included in this definition, net Hedging Obligations of such Person (the amount of any such obligation to be equal at any time to the termination value of such agreement or arrangement giving rise to such Hedging Obligation that would be payable or receivable by such Person at such time);

            (b) any liability of others of the kind described in the immediately preceding clause (a) which the Person has guaranteed or for which it is otherwise legally liable;

            (c) any obligation secured by a Lien to which the property or assets of such Person are subject, whether or not the obligations secured have been assumed by or will otherwise be such Person's legal liability;

            (d) the maximum repurchase or redemption price of any Disqualified Stock of such Person not held by the Company or a Restricted Subsidiary; and

            (e) solely for purposes of calculating Consolidated Total Indebtedness for purposes of Section 10.14 hereof (i) trade payables that are overdue 60 days or more and which are not being contested in good faith by such Person, (ii) all Capital Lease Obligations and (iii) obligations relating to the deferred purchase price for property of such Person; provided that such deferred purchase price is due more than 120 days after the date of taking final delivery thereof.

            For purposes of the covenants described under Section 10.14 and the definition of "Events of Default," in determining the principal amount of any Indebtedness to be Incurred by the Company or a Restricted Subsidiary or which is outstanding at any date, (x) the principal amount of any Indebtedness which provides that an amount less than the principal amount of such Indebtedness shall be due upon any declaration of acceleration thereof will be the accepted value thereof at the date of determination and (y) the amount of any such Indebtedness shall be reduced by the amount of any net gain under any Currency Agreements with respect to such Indebtedness.

            "Indenture" means this instrument as originally executed (including all exhibits and schedules hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto, or other supplementing or amending instrument, in each case entered into pursuant to the applicable provisions hereof.

            "Indenture Obligations" means the obligations of the Company and any other obligor under this Indenture or under the Securities, including each Guarantor, to pay principal of and interest on the Securities (and any Additional Amounts thereon) when due and payable, whether at maturity, by acceleration, call for redemption or repurchase, prepayment or otherwise, and all other amounts due or to become due under or in connection with this Indenture, the Securities or the Guarantees and the performance of all other obligations to the Trustee (including, but not limited to, payment of all amounts due the Trustee under Section 6.07) and the Holders of the Securities under this Indenture, the Securities and the Guarantees, according to the terms thereof.

            "Independent Financial Advisor" means a Brazilian or United States investment or merchant banking firm or public accounting firm, in each case of national standing in Brazil or the United States, as applicable (a) which does not, and whose directors and executive officers and Affiliates do not, have an investment in the Company or any of its Affiliates and (b) which, in the judgment of the Board of Directors, is otherwise independent with respect to the Company and its Affiliates and qualified to perform the task for which it is to be engaged. A trustee or nominee for the true parties in interest will not be excluded from the definition of "Independent Financial Advisor" solely as a result of such trustee or nominee status.

            "Intercreditor Agreement" means the Intercreditor Agreement, dated [ ], 2005, among the Company, its Restricted Subsidiaries parties thereto, the Collateral Agent, the Trustee and the holders of the Senior Secured Indebtedness or their respective representatives, as amended, supplemented or otherwise modified from time to time.

            "interest," when used with respect to any Security, means the amount of all interest accruing on such Security, including all interest accruing subsequent to the occurrence of any events specified in Section 5.01(i), (j) and
(k) or which would have accrued but for any such event, whether or not such claims are allowable under applicable law.

            "Interest Payment Date" means, when used with respect to any Security, the date set for payment of an installment of interest on such Security, as set forth in such Security.

            "Interest Rate Agreement" means, with respect to any Person, any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement (including derivative agreements or arrangements) as to which such Person is party or a beneficiary.

            "Investment" means, with respect to any Person, any advance, loan, account receivable, or other extension of credit (including, without limitation, by means of any guarantee) or any capital contribution to (by means of transfers of property to others, payments for property or services for the account or use of others, or otherwise), or any purchase of any shares, stocks, bonds, debentures or any other securities of, any other Person. Notwithstanding the foregoing, in no event shall any issuance of Capital Stock (other than Disqualified Stock) of the Company in exchange for Capital Stock, property or assets of another Person constitute an Investment by the Company in such other Person.

            "Investor" means each of (a) Globo Comunicacoes e Participacoes S.A. and (b) Telefonos de Mexico, S.A., and their respective Affiliates.

            "Issue Date" means the date of original issuance of the Securities.

            "Lien" means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind. A Person shall be deemed to own, subject to a Lien, any property which that Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

            "Management Investors" means the officers, directors, employees and other members of the management of the Company or any of its Subsidiaries, or family members or relatives thereof, or trusts for the benefit of any of the foregoing, or any of their heirs, executors, successors and legal representatives, who at any date beneficially own or have the right to acquire, directly or indirectly, Capital Stock of the Company.

            "Material Contract" means any contract that provides for the payment or receipt by the Company or any of its Restricted Subsidiaries of more than R$10,000,000 (which amount shall be increased by the IGP-M Adjustment on January 1 of each fiscal year following the Issue Date) or its equivalent in another currency or currencies, during any calendar year, or that is otherwise material to the business or operations of the Company and its Subsidiaries, taken as a whole.

            "Minimum Cash Balance" means R$120,000,000 increased as of January 1 of each year by the IGP-M Adjustment as of such date and adjusted for any committed expenses as of the end of the prior fiscal year that remain unpaid.

            "Net Cash Proceeds" means, with respect to any Asset Sale or the Incurrence or issuance of any Indebtedness or the sale or issuance of any Capital Stock (including, without limitation, any capital contribution) by any Person, the aggregate amount of cash, Cash Equivalents and cash received from securities acquired in connection with an Asset Sale and converted into cash within 30 days of the date of such acquisition, received from time to time (whether as initial consideration or through payment or disposition of deferred consideration) by or on behalf of that Person in connection with such transactions after deducting (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finders' fees and other similar fees and commissions; (b) the amount of taxes paid or payable in connection with or as a result of such transaction; and (c) with respect to any Asset Sale, (i) all payments made on any Indebtedness that is secured by any assets subject to such Asset Sale, in accordance with the terms of any Lien upon such assets, or that must by its terms, or in order to obtain a necessary consent to such Asset Sale, or by applicable law, be repaid out of the proceeds from such Asset Sale and (ii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Sale, or to any other Person (other than Net or a Restricted Subsidiary) owning a beneficial interest in the assets disposed of in such Asset Sale.

            "Net Sul" means Net Sul Comunicacoes Ltda.

            "Net Sul Dollar Constraint Payment Account" means the Dollar Constraint Payment Account referred to in Section 3.15(c)(ii) of the Net Sul Indenture.

            "Net Sul Early Prepayment Account" means the Early Prepayment Account referred to in Section 3.14(a) of the Net Sul Indenture.

            "Net Sul Holder" means any holder of an outstanding 7.0% Senior Secured Note due 2009 or Floating Rate Notes due 2009 issued by Net Sul pursuant to the Net Sul Indenture.

            "Net Sul Indenture" means that Indenture, dated [________],among Net Sul, the Company, The Bank of New York, as trustee, and the Subsidiaries of Net named therein.

            "Nonparticipating Debt" means any outstanding Indebtedness of the Company and its Subsidiaries immediately prior to the Issue Date which does not participate in the Restructuring and is not converted into Senior Secured Indebtedness.

            "Officer" means the Chairman of the Board of Directors, any Vice Chairman, the President, the Chief Financial Officer, any Vice President, the Controller, the Treasurer or the Secretary of the Company, or a Guarantor, as the circumstances shall require, or any other officer of the Company designated by the Board of Directors as an Officer.

            "Officer's Certificate" means a certificate signed by one Officer and delivered to the Trustee.

            "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

            "Outstanding" means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (b) Securities, or portions thereof, for whose payment or prepayment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or any Guarantor or any Affiliate thereof) in trust for the Holders of such Securities; provided, however, that if such Securities are to be prepaid, notice of such prepayment has been duly and irrevocably given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (c) Securities with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Four, to the extent provided in Sections 4.02 and 4.03; and

            (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Guarantor or such other obligor.

            "Paying Agent" means any person authorized by the Company to pay the principal of, or interest on and Additional Amounts, if any, with respect to, any Securities on behalf of the Company. The Company may so authorize a Principal Paying Agent and one or more co-Paying Agents.

            "Permitted Business" means (a) the delivery or distribution of television, radio, internet or other telecommunications services in Brazil and
(b) any reasonably related business or activity, including, without limitation, any business conducted by the Company or any Restricted Subsidiary on the Issue Date, the acquisition, holding or exploitation of any license relating to the delivery of the services described in clause (a) of this definition, the development or acquisition of rights to programming for delivery or distribution in accordance with clause (a) of this definition and any other business involving voice, data or video telecommunications services.

            "Permitted Holder" means each of the following: (a) each Investor and each of their respective Affiliates; and (b) any Person acting in the capacity of an underwriter in connection with a public or private offering of Capital Stock of the Company.

            "Permitted Investment" means an Investment by the Company or any Restricted Subsidiary in, or consisting of, any of the following:

            (a) a Restricted Subsidiary, the Company or a Person that will, upon the making of such Investment, become a Restricted Subsidiary;

            (b) Cash Equivalents;

            (c) another Person if, as a result of such Investment, such other Person is merged with or consolidated into the Company or a Restricted Subsidiary;

            (d) accounts receivable owing to the Company or any Restricted Subsidiary that are created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

            (e) securities or other Investments received as consideration in sales or other dispositions of property or assets negotiated on an arm's-length basis and including Asset Sales made in compliance with
      Section 10.26;

            (f) securities or other Investments received in settlement of debts created in the ordinary course of business and owing to the Company or any Restricted Subsidiary, or as a result of foreclosure, enforcement of any Lien, or in satisfaction of judgments, including in connection with any bankruptcy proceeding or other reorganization of another Person;

            (g) Investments in existence or made pursuant to legally binding written commitments in existence on the Issue Date;

            (h) deposits (i) provided to third parties in the ordinary course of business with respect to leases or utilities or (ii) otherwise described in the definition of "Permitted Liens" or made in connection with Liens permitted under Section 10.13;

            (i) prepaid expenses, including trade credit, arising in the ordinary course of business;

            (j) promissory notes of Management Investors, acquired in connection with the issuance of Capital Stock of the Company to such Management Investor, in an aggregate outstanding principal amount not exceeding R$10,000,000 (which amount shall be increased by the IGP-M Adjustment on January 1 of each fiscal year following the Issue Date) at any time; and

            (k) other Investments, the aggregate outstanding amount of which on any date shall not exceed the following amounts (in each case as such amount shall be increased by the IGP-M Adjustment on January 1 of each fiscal year following the Issue Date):

                  (i) R$10,000,000, during each of the fiscal years ending
            December 31, 2005 and 2006;

                  (ii) R$20,000,000, during the fiscal year ending December 31,
            2007; and

                  (iii) R$35,000,000, during the fiscal year ending December 31,
            2008 and during each subsequent fiscal year.

            "Permitted Lien" means:

            (a) any Lien in existence on the Issue Date;

            (b) any Lien on any property acquired, constructed or improved by the Company or any of its Restricted Subsidiaries after the date hereof, which is created, incurred or assumed contemporaneously with, or within 90 days after, such acquisition (or in the case of any such property constructed or improved, after the completion or commencement of commercial operations of such property following such construction or improvement, whichever is later) to secure or provide for the payment of any part of the purchase price of such property or the costs of the construction or improvement (including costs such as escalation, interest during construction and finance costs);

            (c) any Lien that equally and ratably secures all Senior Secured Indebtedness;

            (d) any Lien created pursuant to the Security Documents;

            (e) any Lien on any property existing at the time of its acquisition and which is not created as a result of or in connection with or in anticipation of that acquisition (unless such Lien was created to secure or provide for payment of any part of the purchase price of such property);

            (f) any Lien on any property acquired from a corporation or any other Person which is merged with or into the Company or any of its Restricted Subsidiaries, or any Lien existing on property of a corporation or any other Person which existed at the time such corporation becomes a Subsidiary of the Company and, in either case, which is not created as a result of or in connection with or in anticipation of any such transaction (unless such Lien was created to secure or provide for the payment of any part of the purchase price of such corporation);

            (g) any Lien which secures only Indebtedness owing by (i) the Company to any Restricted Subsidiary or (ii) any Restricted Subsidiary to the Company or to any other Restricted Subsidiary;

            (h) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the preceding clauses (a) through (g) inclusive; provided that the principal amount of Indebtedness secured thereby does not exceed the principal amount of Indebtedness secured at the time of the extension, renewal or replacement, and that such extension, renewal or replacement is limited to all or a part of the property that secured the Lien extended, renewed or replaced (plus improvements on such property);

            (i) any Liens for taxes not yet delinquent or due which are being contested diligently and in good faith by appropriate actions or proceedings; provided that adequate reserves with respect thereto are maintained on the accounting books of the Company and/or the Restricted Subsidiaries;

            (j) Liens (including Liens granted in connection with the issuance of any surety bond) (other than Liens on Collateral) arising out of judgments, decrees, orders or awards in respect of which the Company is, or will in good faith be, diligently presenting a defense or prosecuting an appeal or proceedings for review, as the case may be, which defense or appeal or proceedings will not have been finally disposed of, or if the period within which such defense, appeal or proceedings may be initiated will not have expired, provided, in each case, that a stay of enforcement of any such Lien is in effect;

            (k) statutory Liens arising in the ordinary course of business;

            (l) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business;

            (m) Liens incurred in the ordinary course of business in connection with workers' compensation claims, unemployment insurance and social security benefits and Liens securing the performance of bids, tenders, leases and contracts in the ordinary course of business, statutory obligations, surety bonds, performance bonds and other obligations of similar nature Incurred in the ordinary course of business;

            (n) programmers', service men's, materialmen's, repairmen's, landlord's or other like Liens arising in the ordinary course of business in respect of obligations that are not overdue for a period of more than 60 days, or that are bonded or that are being contested diligently and in good faith and by appropriate proceedings and for which a stay of enforcement of such Lien is in effect;

            (o) pledges, deposits or Liens to secure the performance of bids, tenders, trade, government or other contracts (other than for borrowed money), incurred in the ordinary course of business;

            (p) leases, subleases, licenses or sublicenses to third parties;

            (q) Liens securing reimbursement or other payment obligations with respect to surety bonds, performance bonds and other similar bonds, instruments or obligations incurred in compliance with Section 10.14;

            (r) Liens securing obligations under Currency Agreements and/or Interest Rate Agreements incurred in compliance with Section 10.14, provided that, in no event may the lesser of the aggregate fair market value or the aggregate book value of the collateral subject to Liens securing obligations under Currency Agreements and/or Interest Rate Agreements at any time exceed R$50,000,000 (which amount shall be increased by the IGP-M Adjustment on January 1 of each fiscal year following the Issue Date);

                  (s) any easement or immaterial imperfection of title on real estate in which the Company or any Restricted Subsidiary has an interest, provided that such easement or imperfection shall not render such title unusable for purposes of the business of the Company or such Restricted Subsidiary;

                  (t) Liens granted in connection with Capital Lease Obligations and Indebtedness incurred in connection with Purchase Money Obligations, and in each case incurred in compliance with Section 10.14, provided that such Liens extend only to the underlying property or asset;

                  (u) any Lien on the Net Sul Dollar Constraint Payment Account (or on the funds on deposit thereon) in favor of the Net Sul Holders;

                  (v) any Lien on the Net Sul Early Prepayment Account (or on the funds on deposit thereon) in favor of the Net Sul Holders;

                  (w) any Lien on the Dollar Constraint Payment Account (or on the funds on deposit therein) in favor of the Holders; and

                  (x) any Lien over the proceeds of the Closing Equity Issuance, any account into which such proceeds are deposited and/or any agreement relating thereto, in each case securing the Bridge Loan.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Predecessor Security" means, with respect to any particular Security, every previous security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 hereof in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

                  "Prepayment Date" means, with respect to any prepayment to be made pursuant to Section 11.01 or 11.02 hereof, the date set for such prepayment.

                  "Prepayment Percentage," as of any date of determination, means a fraction, represented as a percentage, the numerator of which is the principal amount of the Securities outstanding on such date and the denominator of which is the aggregate principal amount of Senior Secured Indebtedness outstanding on such date.

                  "Pre-Restructuring Credit Amount" means the sum of U.S.$248,777,479.00 plus the Dollar-equivalent of R$606,781,497.00, calculated based on the Exchange Rate in effect on the Issue Date.

                  "Prior Prepayment Percentage" with respect to any voluntary prepayment of Senior Secured Indebtedness, means a fraction, represented as a percentage, the numerator of which is the amount prepaid in respect of such Senior Secured Indebtedness and the denominator of which is equal to the amount of the aggregate outstanding obligations in respect of such Senior Secured Indebtedness immediately prior to such prepayment.

                  "Purchase Money Obligations" means Indebtedness Incurred to finance or refinance the deferred purchase price of newly acquired property or assets used in the ordinary course of business of the Company and its Subsidiaries; provided such purchase money financing is entered into within six months of the acquisition of such property or assets.

                  "Refinancing Indebtedness" means Indebtedness that is Incurred to refund, refinance, replace, renew, repay or extend (including pursuant to any defeasance or discharge mechanism) any Indebtedness existing on the date of the Indenture or Incurred in compliance with this Indenture (including, to the extent permitted in this Indenture, Indebtedness of the Company that refinances Indebtedness of any Restricted Subsidiary and Indebtedness of any Restricted Subsidiary that refinances Indebtedness of another Restricted Subsidiary), including Indebtedness that refinances Refinancing Indebtedness; provided, however, that

                  (a) the Refinancing Indebtedness has a maturity no earlier than the maturity of the Indebtedness being refinanced;

                  (b) the Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being refinanced;

                  (c) such Refinancing Indebtedness is Incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the sum of (i) the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being refinanced, plus (ii) fees, underwriting discounts, premiums and other costs and expenses incurred in connection with such Refinancing Indebtedness; and

                  (d) Refinancing Indebtedness shall not include (i) Indebtedness of a Restricted Subsidiary that is not a guarantor that refinances Indebtedness of the Company or (ii) Indebtedness of the Company or a Restricted Subsidiary that refinances Indebtedness of an Unrestricted Subsidiary.

                  "Regular Record Date" means each Regular Record Date specified in the Securities.

                  "Responsible Officer," when used with respect to the Trustee, means any officer of the Trustee within the Corporate Trust Division - Global Finance Unit, Americas, of the Trustee (or any successor unit or department of the Trustee) located at the Corporate Trust Office of the Trustee who has direct responsibility for the administration of this Indenture and, for the purposes of
Section 6.01(c)(ii) and Section 6.02 (for the purposes of Section 315(b) of the Trust Indenture Act), shall also include any officer of the Trustee to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Subsidiary" means any Subsidiary of the Company other than an Unrestricted Subsidiary.

                  "Restructuring" means the exchange of existing Indebtedness of the Company and certain of its Restricted Subsidiaries (including, without limitation, the Company's U.S. 12-5/8% Senior Guaranteed Notes due 2004, the Net Sul floating rate notes due 2005, the existing working capital and bank loan facilities and the Real-denominated convertible and non-convertible debentures) for Senior Secured Indebtedness and cash.

                  "Restructuring Subsidiary" means each of Alnor Aluminio do Norte Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Antenas Comunitarias Brasileiras Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Cabodinamica TV Cabo Sao Paulo S.A., a sociedade anonima organized under the laws of the Federative Republic of Brazil, CMA Participacoes S.A., a sociedade anonima organized under the laws of the Federative Republic of Brazil, Dabny, L.L.C., a Delaware limited liability company, Multicanal Telecomunicacoes S.A., a sociedade anonima organized under the laws of the Federative Republic of Brazil, Net Londrina Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, TV Cabo de Chapeco Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, TV Video Cabo de Belo Horizonte S.A., a sociedade anonima organized under the laws of the Federative Republic of Brazil, Net Recife Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Net Campinas Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Net Indaiatuba Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Net Franca Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Net Sul Comunicacoes Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Net Joinville Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Net Florianopolis Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Net Maringa Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Net Sao Jose do Rio Preto Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Net Piracicaba Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Net Goiania Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Net Campo Grande Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Net Sorocaba Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Net Sao Carlos S.A., a sociedade anonima organized under the laws of the Federative Republic of Brazil, Horizonte Sul Comunicacoes Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Net Curitiba Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Net Arapongas Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, Net Ribeirao Preto S.A., a sociedade anonima organized under the laws of the Federative Republic of Brazil, Net Bauru Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil, and Net Anapolis Ltda., a sociedade limitada organized under the laws of the Federative Republic of Brazil.

                  "Securities" shall have the meaning specified in Recital A hereto.

                  "Security Documents" means, collectively, (a) the Asset Pledge Agreement, entered into among the Company, the Restricted Subsidiaries parties thereto and the Collateral Agent, (b) the Share Pledge Agreement, entered into among the Company, the Restricted Subsidiaries parties thereto and the Collateral Agent, (c) the Receivables Pledge Agreement, entered into among the Company, the Restricted Subsidiaries parties thereto, the Collateral Agent and the Centralizing Bank named therein and (d) the Intercreditor Agreement, entered into among the Company, the Restricted Subsidiaries parties thereto, the Collateral Agent and the holders of the Senior Secured Indebtedness.

                  "Senior Secured Indebtedness" means the senior secured Indebtedness of the Company and its Restricted Subsidiaries that will be issued substantially concurrently with the Securities in connection with the Restructuring, including the Securities, new bi-lateral credit facilities, new notes issued pursuant to the Net Sul Indenture and new real-denominated debentures (it being understood that the Bridge Loan does not constitute Senior Secured Indebtedness).

                  "Special Record Date" means, with respect to the payment of any Defaulted Interest, a date fixed by the Trustee pursuant to Section 3.06 hereof.

                  "Subsidiary" means, with respect to any Person, any other legal entity under direct or indirect control of such Person. For the purposes of this definition, "control" when used with respect to any Person means (a) ownership, directly or indirectly, of outstanding Voting Stock having at least a majority of the votes cast in the election of the directors of such Person or
(b) the effective power to direct the business of and direct the workings of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "Transaction Documents" means the Securities, this Indenture and the Security Documents.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date hereof.

                  "Unrestricted Subsidiary" means (a) each of TV Cabo e Comunicacoes de Jundiai S.A. and Televisao A Cabo Criciuma Ltda., and (b) any other Subsidiary of the Company that is designated by the Board of Directors as an Unrestricted Subsidiary in compliance with Section 10.19. Any such designation may be revoked by a Board Resolution of the Company delivered to the Trustee, subject to the provisions of Section 10.19(b).

                  "U.S. Consumer Price Index" means the measure of prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items published by the U.S. Bureau of Labor Statistics in the U.S. Department of Labor, based at 100 in 1982 and released monthly.

                  "U.S. Dollar Equivalent" means, with respect to any monetary amount in a currency other than the U.S. dollar, at any time for the determination thereof, the amount of U.S. dollars obtained by converting such foreign currency involved in such computation into U.S. dollars at the spot rate for the purchase of U.S. dollars with the applicable foreign currency as quoted by Reuters at approximately 11:00 a.m. (New York time) on the date not more than two Business Days prior to such determination. For purposes of determining whether any Indebtedness can be Incurred (including Permitted Indebtedness), any Investment can be made and any Affiliate Transaction can be undertaken (each a "Tested Transaction"), the "U.S. Dollar Equivalent" of such Tested Transaction shall be determined on the date Incurred, made or undertaken, respectively, and no subsequent change in the U.S. Dollar Equivalent shall cause such Tested Transaction to have been Incurred, made or undertaken in violation of this Indenture.

                  "U.S. Government Obligations" means securities that are (a) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (b) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                  "Voting Stock" of an entity means all classes of Capital Stock of such entity then outstanding and normally entitled to vote in the election of directors or all interests in such entity with the ability to control the management or actions of such entity.

                  "Wholly-Owned Subsidiary" means a Subsidiary of a Person, all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares or Investments by foreign nationals or other investors mandated by applicable law) are at the time owned by that Person (including, directly or indirectly, through other Wholly-Owned Subsidiaries).

                  Section 1.02. Other Definitions.

Term                                                      Defined in Section
----                                                      ------------------
"Act"                                                             1.05
"Affiliate Transaction"                                          10.17
"Agent Members"                                                   3.13
"Base Currency"                                                   1.19
"Change of Control Date"                                          5.16
"Change of Control Offer"                                         5.16
"Change of Control Payment Date"                                  5.16
"Change of Control Purchase Notice"                               5.16
"Change of Control Purchase Price"                                5.16
"Closing Equity Issuance"                                        11.02
"covenant defeasance"                                             4.03
"Defaulted Interest"                                              3.06
"defeasance"                                                      4.02
"Defeased Securities"                                             4.01
"Dollar Constraint"                                               5.01
"Election Notice"                                                 3.14(c)
"Initial Principal Amount"                                        3.01
"Interest Record Date"                                            2.02
"insolvent person"                                                4.04
"judgment currency"                                               1.19

"Notice of Default"                                               5.01
"Original Payment Date"                                           3.01
"Payment Date"                                                    3.07
"Permitted Indebtedness"                                         10.14
"Permitted Payment"                                              10.15
"Physical Securities"                                             3.13
"Principal Paying Agent"                                          3.07
"Principal Record Date"                                           2.02
"rate of exchange"                                                1.19
"Regular Record Date"                                             2.02
"Restricted Payments"                                            10.15
"Security Register"                                               3.04
"Security Registrar"                                              3.04
"Surviving Entity"                                                8.01
"Surviving Guarantor"                                             8.01
"Taxes"                                                          10.12
"Taxing Jurisdiction"                                            10.12

                  Section 1.03. Rules of Construction.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (c) all accounting terms not otherwise defined herein have the meanings assigned to them under Brazilian GAAP;

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision and references to an Article, Section or other subdivision are references to such Article, Section or subdivision of this Indenture, unless the context otherwise requires;

                  (e) all references to "$," "U.S.$," "dollars" or "United States dollars" shall refer to the lawful currency of the United States of America;

                  (f) all references to "R$" or "reais" shall mean the lawful currency of Brazil;

                  (g) the words "include," "included" and "including" as used herein shall be deemed in each case to be followed by the phrase "without limitation"; and

                  (h) transliterations from the Portuguese language have been effected by omission of diacritical marks.

                  Section 1.04. Form of Documents Delivered to Trustee.

                  Upon any request or application by the Company or any Guarantor to the Trustee to take any action under this Indenture, the Company or such Guarantor, as the case may be, shall furnish to the Trustee (a) an Officer's Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions have been complied with and
(c) where applicable, a certificate or opinion by an accountant that complies with Section 314(c) of the Trust Indenture Act.

                  Each certificate (other than a certificate pursuant to Section 314(a)(4) of the Trust Indenture Act) and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that the person making such certificate or Opinion of Counsel has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate or Opinion of Counsel are based;

                  (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such person, or that they be so certified or covered by only one document, but one such person may certify or give an opinion with respect to some matters and one or more other such persons as to other matters, and any such person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company or any Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based and rely, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or any Guarantor stating that the information with respect to such factual matters is in the possession of the Company or any Guarantor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated, with proper identification of each matter covered therein, and form one instrument.

                  Section 1.05. Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution (as provided below in subsection (b) of this Section 1.05) of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the transfer thereof or in exchange therefore or in lieu thereof to the same extent as the original Holder, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company or any Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

                  Section 1.06. Notices, etc., to the Trustee, the Company and the Guarantors.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (a) the Trustee by any Holder, the Principal Paying Agent, or by the Company or any Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing (including by facsimile), to or with the Trustee at The Bank of New York, 101 Barclay Street, 21 West, New York, New York 10286, Attention:
         Global Finance Unit (Facsimile No. (212) 815-5802), or at any other address previously furnished in writing to the Holders, the Company and the Guarantors by the Trustee;

                  (b) the Principal Paying Agent by the Trustee, the Company or any Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing (including by facsimile), to or with the Principal Paying Agent at The Bank of Tokyo-Mitsubishi Ltd. 12-15 Finsbury Circus, London EC2M 7BT, England, Attention: Nikola Snowsill/Roma Willet, Securities Services (Facsimile No. +44 207 577
         1609), or at any other address previously furnished in writing to Trustee, the Company and the Guarantors by the Principal Paying Agent;

                  (c) the Company by the Trustee, the Principal Paying Agent or by any Holder shall be sufficient for every purpose (except as otherwise expressly provided herein) hereunder if in writing and mailed, first-class postage prepaid, to the Company addressed to it at Rua Verbo Divino, 1356, Sao Paulo-SP, 04719-002, Brazil, Attention:
         Chief Legal Officer, or at any other address previously furnished in writing to the Trustee, the Principal Paying Agent or any Holder by the Company; or

                  (d) a Guarantor by the Trustee, the Principal Paying Agent or by any Holder shall be sufficient for every purpose (except as otherwise expressly provided herein) hereunder if in writing and mailed, first-class postage prepaid, to such Guarantor addressed to it c/o the Company at Rua Verbo Divino, 1356, Sao Paulo-SP, 04719-002, Brazil, Attention: Chief Legal Officer, or any other address previously furnished in writing to the Trustee, the Principal Paying Agent or any Holder by such Guarantor.

                  Section 1.07. Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise expressly provided herein) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  Section 1.08. Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with any provision of the Trust Indenture Act or another provision which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act (including Section 318(c) thereof), such provision or requirement of the Trust Indenture Act shall control.

                  If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

                  Section 1.09. Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section 1.10. Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company and any Guarantor shall bind their respective successors and assigns, whether so expressed or not.

                  Section 1.11. Severability Clause.

                  In case any provision in this Indenture or in the Securities issued pursuant hereto shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 1.12. Benefits of Indenture.

                  Nothing in this Indenture or in the Securities issued pursuant hereto, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  Section 1.13. Governing Law.

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE TRUSTEE, THE COMPANY, ANY GUARANTOR, ANY OTHER OBLIGOR IN RESPECT OF THE SECURITIES AND THE HOLDERS AGREE TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE SECURITIES.

                  Section 1.14. No Recourse Against Others.

                  A director, officer, employee or stockholder, as such, of the Company or of a Guarantor shall not have any liability for any obligations of the Company or a Guarantor under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting any of the Securities, waives and releases all such liability. Such waivers and releases are part of the consideration for the issuance of the Securities.

                  Section 1.15. Independence of Covenants.

                  All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.

                  Section 1.16. Exhibits and Counterparts.

                  (a) All exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

                  (b) This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  Section 1.17. Duplicate Originals.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  Section 1.18. Agent for Service; Submission to Jurisdiction; Waiver of Immunities.

                  By the execution and delivery of this Indenture or any amendment or supplement hereto, each of the Company and each Guarantor, (a) acknowledges that it has, by separate written instrument, designated and appointed [ ], as its authorized agent, upon which process may be served in any suit, action or proceeding with respect to, arising out of, or relating to, the Securities and this Indenture, that may be instituted in any United States Federal or state court in the State of New York, The City of New York, the Borough of Manhattan, or brought under Federal or state securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), and acknowledges that [ ] has accepted such designation (which appointment the Company hereby (i) acknowledges was unconditional and (ii) agrees not to revoke), (b) submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding, and (c) agrees that service of process upon [ ] shall be deemed in every respect effective service of process upon the Company or any such Guarantor, as the case may be, in any such suit, action or proceeding. The Company and each Guarantor further agree to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of [ ] in full force and effect so long as this Indenture shall be in full force and effect; provided that the Company and each Guarantor may and shall (to the extent [ ] ceases to be able to be served on the basis contemplated herein), by written notice to the Trustee, designate such additional or alternative agent or agents for service of process under this
Section 1.18 that (i) maintains an office located in the Borough of Manhattan, The City of New York in the State of New York, (ii) are either (x) counsel for the Company and the Guarantors or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business and (iii) agrees to act as agent for service of process in accordance with this Section 1.18. Such notice shall identify the name of such agent for process and the address of such agent for process in the Borough of Manhattan, The City of New York, State of New York. Upon the request of any Holder, the Trustee shall deliver such information to such Holder. Notwithstanding the foregoing, there shall, at all times, be at least one agent for service of process for the Company and the Guarantors appointed and acting in accordance with this Section 1.18.

                  To the extent that the Company or any Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company and each

Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Indenture and the Securities, to the extent permitted by law.

                  Section 1.19. Currency of Account; Conversion of Currency; Foreign Exchange Restrictions.

                  (a) Subject to the terms of Section 3.14 hereof, U.S. dollars are the sole currency of account and payment for all sums payable by the Company and the Guarantors under or in connection with the Securities or this Indenture, including damages. Any amount received or recovered in a currency other than U.S. dollars (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Company and the Guarantors or otherwise) by the Trustee or any Holder of the Securities in respect of any sum expressed to be due to it from the Company and the Guarantors shall only constitute a discharge to the Company and the Guarantors to the extent of the dollar amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). Unless the relevant Holder has elected to receive payment, in whole or in part, in Brazil in the lawful currency of Brazil following the occurrence of a Dollar Constraint in accordance with Section 3.14, if that dollar amount is less than the dollar amount expressed to be due to the recipient under the Securities, the Company and the Guarantors shall, jointly and severally, indemnify it against any loss sustained by it as a result as set forth in this Section 1.19. In any event, the Company and the Guarantors shall, jointly and severally, indemnify the recipient against the cost of making any such purchase. For the purposes of this Section 1.19, it will be sufficient for the Trustee or the Holder of a Security to certify in a satisfactory manner (indicating sources of information used) that it would have suffered a loss had an actual purchase of dollars been made with the amount so received in that other currency on the date of receipt or recovery (or, if a purchase of dollars on such date had not been practicable, on the first date on which it would have been practicable, it being required that the need for a change of date be certified in the manner mentioned above). The indemnities set forth in this Section 1.19 constitute separate and independent obligations from other obligations of the Company and the Guarantors, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Trustee or any Holder of the Securities and shall continue in full force and effect despite any other judgment, order, claim or proof for a liquidated amount in respect of any sum due under the Securities.

                  (b) Subject to the terms of Section 3.14, the Company and each Guarantor covenants and agrees that the following provisions shall apply to conversion of currency in the case of the Securities and this Indenture:

                  (i) (A) If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into a currency (the "judgment currency") an amount due in any other currency (the "Base Currency"), then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which the judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

                           (B) If there is a change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company or the relevant Guarantor, as the case may be, will pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the judgment currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in the Base Currency originally due.

                  (ii) In the event of the winding-up of the Company or any Guarantor at any time while any amount or damages owing under the Securities and this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Company or the relevant Guarantor, as the case may be, shall indemnify and hold the Holders and the Trustee harmless against any deficiency arising or resulting from any variation in rates of exchange between (1) the date as of which the U.S. Dollar Equivalent of the amount due or contingently due under the Securities and this Indenture (other than under this Subsection
         (b)(ii)) is calculated for the purposes of such winding-up and (2) the final date for the filing of proofs of claim in such winding-up. For the purpose of this Subsection (b)(ii), the final date for the filing of proofs of claim in the winding-up of the Company or the relevant Guarantor, as the case may be, shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Company or the relevant Guarantor, as the case may be, may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.

                  (iii) The obligations contained in Subsections (a), (b)(i)(B), and (b)(ii) of this Section 1.19 shall constitute separate and independent obligations from the other Indenture Obligations of the Company and the Guarantors, shall give rise to separate and independent causes of action against the Company and each Guarantor, shall apply irrespective of any waiver or extension granted by any Holder or the Trustee or either of them from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Company or any Guarantor for a liquidated sum in respect of amounts due hereunder (other than under Subsection (b)(ii) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders or the Trustee, as the case may be, and no proof or evidence of any actual loss shall be required by the Company or the relevant Guarantor or the liquidator or otherwise or any of them. In the case of Subsection (b)(ii) above, the amount of such deficiency shall not be deemed to be reduced by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.

                  (iv) The term "rate(s) of exchange" shall mean the rate of exchange quoted by Reuters at 10:00 a.m. (New York time) for spot purchases of the Base Currency with the judgment currency other than the Base Currency referred to in Subsections (b)(i) and (b)(ii) above and includes any premiums and costs of exchange payable.

                  (c) In the event that on any payment date in respect of the Securities, there exists any restrictions of access to the Brazilian foreign exchange market that does not constitute a Dollar Constraint, the Company and each Guarantor agree to pay all amounts payable under the Securities in the currency of the Securities by means of any legal procedure existing in Brazil (except commencing legal proceedings against the Central Bank of Brazil), on any due date for payment under the Securities, for the purchase of the currency of such Securities. All costs and taxes payable in connection with the procedures referred to in this Section 1.19 shall be borne by the Company and the Guarantors.

                                  ARTICLE TWO

                                 SECURITY FORMS

                  Section 2.01. Forms Generally.

                  The Securities and the Trustee's certificate of authentication with respect thereto shall be in substantially the form set forth, or referenced, in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law or with the rules of the Depository, any clearing agency or any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

                  The definitive Securities shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  Section 2.02. Form of Face of Securities.

                  The form of the face of the Securities shall be substantially as follows:

                        NET SERVICOS DE COMUNICACAO S.A.

                                 -------------

                       7.0% SENIOR SECURED NOTES DUE 2009

PRINCIPAL IN RESPECT OF THIS SECURITY IS PREPAYABLE AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE UNPAID PRINCIPAL AMOUNT OF THE INDEBTEDNESS EVIDENCED HEREBY MAY AT ANY TIME BE LESS THAN THE ORIGINAL PRINCIPAL AMOUNT SET FORTH HEREIN. THE HOLDER HEREOF, BY ITS ACCEPTANCE OF THIS SECURITY, APPOINTS AND AUTHORIZES THE TRUSTEE TO EXECUTE AND DELIVER THE INTERCREDITOR AGREEMENT ON BEHALF OF SUCH HOLDER, AND AGREES TO BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, INCLUDING, WITHOUT LIMITATION, ARTICLE FOUR THEREOF.

CUSIP No.  _____________
No.  ____________                                              U.S.$____________

                  NET SERVICOS DE COMUNICACAO S.A., a sociedade anonima organized under the laws of the Federative Republic of Brazil (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _______________ or registered assigns the principal sum of _______________ in accordance with the principal repayment schedule described below.

                  Payments with respect to 70% of the original principal amount of this Security shall be payable in cash on the dates and in the amounts specified in the following table:

   PAYMENT DATE                          PERCENTAGE OF INITIAL PRINCIPAL AMOUNT
------------------                       --------------------------------------
  March 15, 2006                                         1.25%
  June 15, 2006                                          1.25%
September 15, 2006                                       1.25%
December 15, 2006                                        1.25%
  March 15, 2007                                         3.75%
  June 15, 2007                                          3.75%
September 15, 2007                                       3.75%
December 15, 2007                                        3.75%
  March 15, 2008                                         6.25%
  June 15, 2008                                          6.25%

   PAYMENT DATE                          PERCENTAGE OF INITIAL PRINCIPAL AMOUNT
------------------                       --------------------------------------
September 15, 2008                                       6.25%
December 15, 2008                                        6.25%
  March 15, 2009                                         6.25%
  June 15, 2009                                          6.25%
September 15, 2009                                       6.25%
December 15, 2009                                        6.25%

                  The percentage of the principal payments specified in the table immediately above will be based upon the aggregate principal amount of Securities outstanding on the Issue Date (the "Initial Principal Amount").

                  Principal payments shall be made ratably based upon the principal amount of the Securities outstanding on the applicable Payment Date.

                  Payments with respect to the remaining 30% of the Initial Principal Amount of this Security shall be payable in cash on the dates and in the amounts specified in Column A of the table below. However, if, with respect to an original principal payment date specified in Column A of the table below (an "Original Payment Date"), either (a) the CDI Amount on the last day of the preceding fiscal quarter or (b) the average daily Exchange Rate during the second calendar week prior to the calendar week in which the applicable Original Payment Date occurs is equal to or greater than the corresponding threshold amounts specified in Column B of the table, then the applicable payment of principal specified in Column A shall not be due and payable on the Original Payment Date and, instead, shall be due and payable on the alternative payment date specified in Column C of the table below.

% OF INITIAL                                           (B) CONDITIONS
  PRINCIPAL     (A) ORIGINAL PAYMENT    --------------------------------------------    (C) ALTERNATIVE
   AMOUNT               DATE                    CDI AMOUNT             EXCHANGE RATE      PAYMENT DATE
------------    --------------------    ---------------------------    -------------    ------------------
    1.25%          March 15, 2006        1.417 at December 31, 2005     R$4.00/U.S.$      March 15, 2010
    1.25%          June 15, 2006          1.479 at March 31, 2006       R$4.00/U.S.$      March 15, 2010
    1.25%        September 15, 2006        1.543 at June 30, 2006       R$4.50/U.S.$      March 15, 2010
    1.25%        December 15, 2006      1.610 at September 30, 2006     RS4.50/U.S.$      March 15, 2010
    2.50%          March 15, 2007        1.680 at December 31, 2006     R$4.50/U.S.$      March 15, 2010
    2.50%          June 15, 2007          1.767 at March 31, 2007       R$4.50/U.S.$      June 15, 2010
    2.50%        September 15, 2007        1.859 at June 30, 2007       R$4.50/U.S.$      June 15, 2010
    2.50%        December 15, 2007      1.955 at September 30, 2007     R$4.50/U.S.$      June 15, 2010
    2.50%          March 15, 2008        2.057 at December 31, 2007     R$4.70/U.S.$    September 15, 2010
    2.50%          June 15, 2008          2.164 at March 31, 2008       R$4.70/U.S.$    September 15, 2010
    2.50%        September 15, 2008        2.277 at June 30, 2008       R$4.70/U.S.$    September 15, 2010
    2.50%        December 15, 2008      2.396 at September 30, 2008     R$4.70/U.S.$    December 15, 2010
    1.25%          March 15, 2009        2.521 at December 31, 2008     R$4.90/U.S.$    December 15, 2010
    1.25%          June 15, 2009          2.674 at March 31, 2009       R$4.90/U.S.$    December 15, 2010
    1.25%        September 15, 2009        2.835 at June 30, 2009       R$4.90/U.S.$    December 15, 2010
    1.25%        December 15, 2009      3.007 at September 30, 2009     R$4.90/U.S.$    December 15, 2010

                  The percentage of the principal payments specified in the table immediately above shall be based upon the Initial Principal Amount. Principal payments shall be made ratably based upon the principal amount of the Securities outstanding on the applicable Payment Date. Such payments shall be made to the Holders of record of this Security as of the close of business on the immediately preceding March 1, June 1, September 1 and December 1 (each, a "Principal Record Date").

                  This Security shall bear interest at a rate of 7.0% per annum, payable quarterly in arrears on each March 15, June 15, September 15 and December 15, commencing on [ ]. Interest payments shall be made to the Holders of record of this Security as of the close of business on the immediately preceding March 1, June 1, September 1 and December 1 (each, an "Interest Record Date," and each Interest Record Date and each Principal Record Date, a "Regular Record Date"). Interest on this Security shall accrue from the Issue Date, or, if interest has already been paid, from the date it was most recently paid. Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months. Interest on overdue principal payments on this Security and, to the extent permitted by law, overdue installments of interest and any other overdue amounts owing in respect of this Security shall accrue at the rate of interest borne by this Security.

                  All payments in respect of this Security are subject to deferral pursuant to the provisions of Section 3.14 of the Indenture.

                  If this Security is a Global Security, all payments in respect of this Security shall be made to the Depository or its nominee in immediately available funds in accordance with customary procedures established from time to time by the Depository; provided that any such payment shall be made without necessity for the presentation or surrender of this Security or the making of any notation thereon. If this Security is not a Global Security, payment of the principal of and interest on this Security shall be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America (subject to the terms of Section 3.14 of the Indenture) as at the time of payment is legal tender for payment of public and private debts; provided, however, that any such payment may be made without the requirement that this Security be submitted for notation of payment, and provided, further, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

                  Without limiting the foregoing, any reduction in the principal amount of this Security effected by any payments made on any Payment Date shall be binding upon all future registered Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

                                        NET SERVICOS DE COMUNICACAO S.A.

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        By: ____________________________________
                                            Name:
                                            Title:

                  Section 2.03. Form of Reverse of Security.

                  The form of the reverse of the Securities shall be substantially as follows:

                  1. Indenture. This Security is one of a duly authorized issue of Securities of the Company designated as its 7.0% Senior Secured Notes due 2009 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to U.S.$76,593,068, which may be issued under an indenture (herein called the "Indenture") dated as of [ ], between the Company, the guarantors named therein (the "Guarantors") and The Bank of New York, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee, the Guarantors and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  All capitalized terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                  No reference herein to the Indenture and no provisions of this Security or of the Indenture shall alter or impair the obligation of the Company or any Guarantor, which is absolute and unconditional, to pay the principal of and interest on this Security (including any Additional Amounts payable in respect thereof) at the times, place, and rate, and in the coin or currency, herein prescribed.

                  2. Guarantees. This Security is initially entitled to the benefits of certain Guarantees made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Guarantors, the Trustee and the Holders.

                  3. Optional Prepayment. The Company, or any Person designated by the Company, may prepay Securities at any time in a total aggregate principal amount of not less than U.S.$1,000,000 or integral multiples of U.S.$500,000 in excess thereof, plus accrued and unpaid interest thereon to the date fixed for prepayment.

                  4. Mandatory Prepayment.

                  (a) Excess Cash Flow. On June 15, 2006, and on June 15 of each following year, the Company shall prepay Securities in a principal amount equal to the product of (i) the Prepayment Percentage multiplied by (ii) the Excess Cash Flow Prepayment Amount for the preceding fiscal year, if any. On each such date on which such a prepayment is to be made, the Company shall provide the Trustee with a notice of prepayment of Securities setting forth the amount of such prepayment.

                  (b) Senior Secured Indebtedness. No fewer than five Business Days prior to the voluntary prepayment of, voluntary redemption of, voluntary repurchase of, or voluntary purchase of a participation in, any Senior Secured Indebtedness (other than the Securities), the Company shall provide the Trustee with a notice of prepayment of Securities in a principal amount equal to the product of (i) the Prior Prepayment Percentage multiplied by (ii) the principal amount of such prepayment, redemption, repurchase, or purchase of a participation.

                  (c) Additional Indebtedness. Within five Business Days after the Incurrence of additional Indebtedness (other than Permitted Indebtedness, except for Refinancing Indebtedness the first time that it is Incurred in respect of Senior Secured Indebtedness), the Company shall provide the Trustee with a notice of prepayment of Securities in a principal amount equal to the product of (i) 80% multiplied by (ii) the product of (A) the Prepayment Percentage multiplied by (B) the Net Cash Proceeds of such Indebtedness Incurred or issued by the Company or any of its Restricted Subsidiaries.

                  (d) Equity Issuances. Within five Business Days after the receipt of the payment therefor, if the average price per share received by the Company for the sale of Equity Interests of the Company issued to consummate the Restructuring (the "Closing Equity Issuance") exceeds R$0.35, the Company shall provide the Trustee with a notice of prepayment of Securities in a principal amount equal to the product of (i) the Prepayment Percentage multiplied by (ii) the Excess Proceeds of the Closing Equity Issuance.

                  Within five Business Days after the occurrence of the issuance of Equity Interests of the Company (other than the Closing Equity Issuance) by the Company, the Company shall provide the Trustee with a notice of prepayment of Securities in a principal amount equal to the product of (i) 70% multiplied by (ii) the Prepayment Percentage of the Net Cash Proceeds of the sale of such Equity Interests of the Company by the Company (other than the Closing Equity Issuance). If, on the date immediately preceding an Equity Issuance, the cash and Cash Equivalents of the Company and its Restricted Subsidiaries on such date is less than the Minimum Cash Balance, the Net Cash Proceeds of such Equity Issuance shall be deemed to be reduced by the difference between the Minimum Cash Balance and the cash and Cash Equivalents of the Company and its Restricted Subsidiaries on such date.

                  (i) Asset Sales. Within 60 days after the date of an Asset Sale permitted pursuant to Section 10.26, the Company shall deliver to the Trustee a notice of prepayment of securities in a principal amount equal to the product of:

                           (A) the Prepayment Percentage multiplied by

                           (B) the lesser of:

                                    (1)     80% of the Net Cash Proceeds of such
                           Asset Sale; and

                                    (2)     the greater of:

                                            (I)     50% of such Net Cash
                                                    Proceeds; and

                                            (II)    such Net Cash Proceeds minus
                                                    any portion thereof that
                                                    shall have been applied to
                                                    make Capital Expenditures.

                  5. Notice of Prepayments; Application of Prepayment Amounts. Any written notice of a prepayment from the Company to the Trustee shall specify the date of such prepayment to Holders, but in no event shall the date of such prepayment (other than the date of any prepayment to be made in accordance with Section 4(a) above) be less than five Business Days or more than 30 Business Days after such prepayment notice has been delivered to the Trustee. The prepayment amount specified in any written notice of prepayment shall become due and payable on the date specified in such notice.

Prepayments shall be applied first to the last scheduled principal repayment of the Securities. From and after any Prepayment Date, interest shall cease to accrue on the aggregate principal amount of the Securities prepaid on such Prepayment Date. All payments in respect of the Securities are subject to deferral pursuant to the provisions of Section 3.14 of the Indenture.

                  6. Change of Control. If a Change of Control occurs, each Holder shall have the right to require the Company to repurchase all or any part (equal to U.S.$1.00 or an integral multiple thereof) of such Holder's Securities, pursuant to a Change of Control offer (the "Change of Control Offer"). In the Change of Control Offer, the Company shall offer a payment (a "Change of Control Payment") in cash equal to 100% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest thereon, if any, to the date of purchase. Within ten days following any Change of Control, the Company shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase the Securities held by such Holder on the date specified in such notice (the "Change of Control Payment Date"), pursuant to the procedures required by the Indenture and described in such notice. The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control.

                  On the Change of Control Payment Date, the Company shall, to the extent lawful:

                  (i) accept for payment all Securities or portions thereof properly tendered pursuant to the Change of Control Offer;

                  (ii) deposit with the Paying Agent designated by the Company an amount equal to the Change of Control Payment in respect of all Securities or portions thereof so tendered; and

                  (iii) deliver or cause to be delivered to the Trustee the Securities so accepted together with an Officer's Certificate stating the aggregate principal amount of Securities or portions thereof being purchased by the Company.

                  The Trustee shall promptly mail to each Holder whose Securities are so tendered the Change of Control Payment for such Securities, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each such new Security shall be in a principal amount of U.S.$1.00 or an integral multiple thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

                  The Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the procedures set forth in the Indenture applicable to a Change of Control Offer made by the Company and purchases all Securities, or portions thereof, validly tendered and not withdrawn under such Change of Control Offer.

                  7. Defaults and Remedies. Events of Default under the Indenture include, among others: (a) subject to the terms of Section 3.14 thereof in the case of a Dollar Constraint (as defined below), which may excuse the failure to make a payment, default in the payment of principal of any Security when due (whether at maturity, on any payment date, upon prepayment in connection with a mandatory prepayment, or otherwise); (b) subject to the terms of Section 3.14, default for 30 days or more in the payment when due of interest on any Security; (c) any failure by the Company or any Restricted Subsidiary to comply for 30 days after notice with any of its obligations under certain negative covenants; (d) failure by the Company or any of its Restricted Subsidiaries to perform or comply with any other covenants or agreements of the Company or any of its Restricted Subsidiaries under the Indenture or Securities and such default continues unremedied for 45 days after the Company or the applicable Restricted Subsidiary has actual knowledge or the Trustee has given written notice thereof to the Company; (e) failure by the Company or any Restricted Subsidiary to pay any principal, premium or interest on any Debt Instrument (other than under the Indenture and the Securities issued thereunder, including this Security) when the same becomes due and payable or if any other event shall occur or condition exist under any Debt Instrument (other than under the Indenture and the Securities issued thereunder, including this Security), if the effect of such event or condition, after the lapse or expiration of any grace period applicable thereto, is to accelerate, or to permit the acceleration of, the maturity of the Indebtedness evidenced by such Debt Instrument and such grace period has lapsed or expired, or any such Indebtedness shall be declared due and payable prior to its stated maturity; (f) failure by the Company or any of its Restricted Subsidiaries to pay any principal of, premium or interest on or any other amount payable in respect of Indebtedness (other than Indebtedness evidenced by the Securities issued pursuant to the Indenture, including this Security), or if any other event shall occur or condition exist under any Indebtedness (other than Indebtedness evidenced by the Securities issued pursuant to the Indenture, including this Security), if the effect of such event or condition, after the lapse or expiration of any grace period or cure period applicable thereto, is to accelerate, or to permit the acceleration of, the maturity of the Indebtedness evidenced thereby, and such grace period or cure has lapsed or expired, or any such Indebtedness shall be declared due and payable prior to its stated maturity, provided, in each case, that the aggregate principal amount of such indebtedness exceeds R$30 million (as such amount is increased annually by the IGP-M Adjustment, beginning January 1, 2004), or its equivalent in another currency or currencies (calculated, in the case of Indebtedness denominated in dollars, using the Exchange Rate in effect on the date of occurrence of such failure or other event); (g) the entry of judgments for the payment of money against the Company and/or any Restricted Subsidiaries either individually or in the aggregate exceeding R$30 million (as such amount is increased annually by the IGP-M Adjustment, beginning January 1, 2004), or its equivalent in another currency or currencies (calculated, in the case of any U.S. Dollar judgment, using the Exchange Rate in effect on the date of the entry of such judgment), which is not discharged, or bonded or insured by a third Person and with respect to which a period of 30 consecutive days has passed during which a stay of enforcement, by reason of a pending appeal or right of appeal, the posting of a guarantee or bond or otherwise, has not been in effect; (h) any bankruptcy, concordata, intervencao, insolvency or similar proceeding instituted by or against the Company or any of its Restricted Subsidiaries that is not fully secured by a deposito elisivo; (i) all or a substantial part of the assets of the Company and its Restricted Subsidiaries, taken as a whole, are condemned, seized, expropriated, nationalized or otherwise appropriated, or custody of such assets is assumed by any Brazilian governmental authority or court or other Person acting under the authority of the Brazilian government and such default is not remedied within 60 days after it occurs; (j) any Guarantee of the Securities by a Guarantor ceases to be in full force and effect or is declared null and void or any Guarantor fails to comply with its obligations under such Guarantee or denies that it has any further liability under such Guarantee or gives notice to that effect (other than by reason of the termination of the Indenture or the release of any Guarantor from its Guarantee of the Securities in accordance with the Indenture); (k) the Company or any of its Restricted Subsidiaries defaults in its obligations under the Security Documents pursuant to their respective terms and such default remains unremedied after the expiration of any grace period specified therein; (l) either (i) any Transaction Document, or any part of a Transaction Document, ceases to be in full force and effect or binding and enforceable against the Company or a Restricted Subsidiary or admissible in evidence in the courts of Brazil, or it becomes unlawful for the Company or a Restricted Subsidiary to perform its obligations under any of the Transaction Documents to which it is a party or (ii) the Company or any of its Restricted Subsidiaries contests the enforceability of any of the Transaction Documents or denies that it has liability under the Transaction Documents to which it is a party; and (m) subject to the terms of Section 3.14, which may permit the Company to make a payment in reais or to defer payment, any inability of the Company or any of its Restricted Subsidiaries to receive or remit U.S. Dollars necessary to pay obligations under the Securities or the Indenture which results from (i) any law, regulation, directive, communication or action imposed, issued or taken by the government of Brazil, the Central Bank of Brazil or any competent governmental authority in Brazil imposing foreign exchange restrictions, (ii) any declaration of a banking moratorium or suspension of payments by banks in Brazil or (iii) any war, civil strife or other similar events or escalation thereof in which Brazil is involved, which, in any case, will have the effect of prohibiting, preventing or delaying the payments in U.S. Dollars to the Holders (any such event or occurrence, a "Dollar Constraint").

                  Notwithstanding the foregoing, no default, event of default, or judgments under or relating to the Nonparticipating Debt shall constitute an Event of Default.

                  If an Event of Default occurs and is continuing, the Trustee shall, upon the request of Holders holding not less than a majority in principal amount of the Securities then outstanding, by written notice to the Company, declare the principal amount of all of the Securities and all accrued and unpaid interest thereon immediately due and payable; provided that, if an Event of Default under Sections 5.01(i), (j), (k) and (l) occurs and is continuing, then, and in each and every such case, the principal amount of all of the Securities and all accrued and unpaid interest on the Securities shall, without any notice to the Company or any other act by the Trustee or any Holder, be accelerated and immediately due and payable. Upon any such declaration of acceleration, the principal of the Securities accelerated and the interest accrued and unpaid on the Securities and all other amounts payable with respect to the Securities shall be immediately due and payable. If the Event of Default or Events of Default giving rise to such declaration of acceleration is cured following such declaration, the declaration may be rescinded by Holders holding a majority in principal amount of the outstanding Securities.

                  Holders holding at least a majority of the aggregate principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction (a) that conflicts with law or the Indenture, (b) that the Trustee determines in good faith may involve the Trustee in personal liability,
(c) in respect of which the Trustee reasonably believes it will not be adequately indemnified against the costs, expenses or liabilities which might be incurred or (d) that may be unduly prejudicial to the rights of Holders not taking part in the direction; and the Trustee may take any other action it deems proper that is not inconsistent with any direction received from Holders.

                  8. Defeasance. The Indenture contains provisions (which provisions apply to this Security) for defeasance at any time of the entire indebtedness of the Company and the Guarantors on this Security upon compliance by the Company with certain conditions set forth therein.

                  9. Amendments and Waivers. At any time, the Company, the Guarantors and the Trustee may, without the consent of the Holders, amend, waive or supplement the Indenture or this Security for certain specified purposes, including, among other things, (a) providing for the succession of another Person to the Company or the Guarantor and the assumption of any such Person to the covenants of the Company or such Guarantor, (b) adding to the covenants of the Company and its subsidiaries or surrendering rights of the Company and the Guarantors, (c) curing ambiguities, defects or inconsistencies, (d) maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, (e) adding Guarantors with respect to the Securities, (f) providing for the appointment of a successor Trustee or any co-trustee, and (g) providing security interests to secure the Securities. Other amendments and modifications of the Indenture or the Securities may be made by the Company, the Guarantors and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities, subject to certain exceptions requiring the consent of the Holders of the particular Securities to be affected or the holders of other Senior Secured Indebtedness. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  10. Denominations, Transfer and Exchange. The Securities are issuable only in registered form without coupons in denominations of U.S.$1.00 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                  If this Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  If this Security is a Global Security, it is exchangeable for Securities in certificated form if (a) the Depository notifies the Company that it is unwilling or unable to continue as depository or the Depository ceases to be a "clearing agency" registered under the Exchange Act and, in each case, a successor Depository is not appointed by the Company within 90 days of such notice or such cessation, as the case may be, or (b) there shall have occurred and be continuing an Event of Default with respect to any Securities represented by the Global Security and Holders who hold more than a majority in aggregate principal amount of the Securities at the time outstanding represented by the Global Security advise the Trustee through the Depository in writing that the continuation of a book-entry system through the Depository (or a successor thereto) with respect to the Global Security is no longer required and the Security Registrar has received a request from the Depository to issue certificated Securities. In any such instance, an owner of a beneficial interest in a Global Security shall be entitled to physical delivery in certificated form of Securities in authorized denominations equal in principal amount to such beneficial interest and to have such Securities registered in its name.

                  No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  11. Persons Deemed Owners. Prior to and at the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security shall be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

                  12. GOVERNING LAW. THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE TRUSTEE, THE COMPANY, ANY GUARANTOR, ANY OTHER OBLIGOR IN RESPECT OF THE SECURITIES AND THE HOLDERS SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR THIS SECURITY.

                  13. Paying Agents and Registrar. Initially, The Bank of New York (the "Trustee") will act as co-Paying Agent and Security Registrar. Initially, The Bank of Tokyo-Mitsubishi, Ltd. will act as Principal Paying Agent. The Company may change any Paying Agent, Security Registrar or co-Registrar. Upon such change, the Company shall give written notice thereof to the Trustee and the Holders. Neither the Company nor any of its Affiliates may act as Security Registrar or co-Registrar. The Company may, subject to Section
3.07 and Section 10.03 of the Indenture, act as Paying Agent.

                  14. Additional Amounts. The Company will pay to the Holders of Securities such Additional Amounts as may become payable under Section 10.12 of the Indenture.

                  15. Conversion of Currency. Unless otherwise provided for with respect to a Dollar Constraint under Section 3.14 of the Indenture, (a) U.S. Dollars are the sole currency of account and payment for all sums payable by the Company and the Guarantors under or in connection with the Securities, including damages and (b) any amount received or recovered in a currency other than U.S. Dollars (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Company and the Guarantors or otherwise) by any Holder in respect of any sum expressed to be due to it from the Company and the Guarantors shall only constitute a discharge to the Company and the Guarantors to the extent of the U.S. Dollar amount which the recipient is able to purchase with the amount received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). Unless the relevant Holder has elected to receive payment, in whole or in part, in Brazil in the lawful currency of Brazil following the occurrence of a Dollar Constraint (in accordance with the provisions described under Section 3.14 of the Indenture), if such U.S. Dollar amount is less than the U.S. Dollar amount expressed to be due to the Holder under any Security, the Company and the Guarantors shall, jointly and severally, indemnify such Holder against any loss sustained by it as a result. In any event, the Company and the Guarantors shall, jointly and severally, indemnify the recipient against the cost of making any such purchase. For the purposes of this paragraph, it will be sufficient for the Holders to certify in a satisfactory manner (indicating sources of information used) that it would have suffered a loss had an actual purchase of U.S. Dollars been made with the amount so received in that other currency on the date of receipt or recovery (or, if a purchase of U.S. Dollars on such date had not been practicable, on the first date on which it would have been practicable, it being required that the need for a change of date be certified in the manner mentioned above). These indemnities constitute a separate and independent obligation from other obligations of the Company and the Guarantors, will give rise to a separate and independent cause of action, will apply irrespective of any indulgence granted by any Holder and will continue in full force and effect despite any other judgment, order, claim or proof for a liquidated amount in respect of any sum due under any Security.

                  16. Submission to Jurisdiction; Agent for Service; Waiver of Immunities. The Company and each Guarantor have submitted to the non-exclusive jurisdiction of any New York State court or U.S. federal court sitting in the Borough of Manhattan in The City of New York, New York, and any appellate court of a New York state court or U.S. federal court, in any suit, action or proceeding arising out of or relating to this Security or the Indenture or for recognition or enforcement of any judgment. The Company and each Guarantor have appointed [ ], currently located at [ ], as its authorized agent upon which process may be served in any suit, or proceeding with respect to, arising out of, or relating to, this Security or the Indenture that may be instituted in any Federal or state court in the State of New York, The City of New York, the Borough of Manhattan, or brought under Federal or state securities laws and have agreed that there shall, at all times, be at least one agent for service of process for the Company and the Guarantors appointed and acting in accordance with the provisions of Section 1.18 of the Indenture relating to agent for service of process. To the extent that the Company or any Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company and each Guarantor have irrevocably waived such immunity in respect of its obligations under the Indenture and this Security, to the extent permitted by law.

                                 ASSIGNMENT FORM

If you, the holder, want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to

________________________________________________________________________________

(Insert assignee's social security or tax ID number)____________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Print or type assignee's name, address and zip code) and irrevocably appoint

________________________________________________________________________________

agent to transfer this Security on the books of the Company. The agent may substitute another to act for such agent.

Your Signature: ________________________________________________________________
               (Sign exactly as your name appears on the other side of this
                Security)

Your Name:______________________________________________________________________

Date: ________________
                                                                               *
Signature Guarantee: ___________________________________________________________

*NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or
(iv) such other guarantee program acceptable to the Trustee.

                  Section 2.04. Form of Trustee's Certificate of Authentication.

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                  This is one of the Securities referred to in the within-mentioned Indenture.

                                         THE BANK OF NEW YORK,
                                           as Trustee

                                         By: ___________________________________
                                             Authorized Signatory

                  Section 2.05. Form of Legend for Global Securities.

                  Any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF THE DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE (1) BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR (2) BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR (3) BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR

OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  Section 2.06. Form of Notation of Guarantee.

                  The form of the notation of Guarantee to be affixed to each Security in accordance with Section 13.01(b) shall be substantially as follows:

                  NOTATION OF GUARANTEE

                  Each of the undersigned (the "Guarantors") hereby jointly and severally unconditionally and irrevocably guarantees, to the extent set forth in the Indenture, dated as of [ ], by and among Net Servicos de Comunicacao S.A., as issuer, the Guarantors, and The Bank of New York, as Trustee (as amended, restated or supplemented from time to time, the "Indenture") and subject to the provisions of the Indenture, (a) the principal of and interest on the Securities (and any Additional Amounts payable thereon) and any other amounts owing in respect of the Securities shall be duly and punctually paid in full when due, whether at maturity, upon prepayment pursuant to the provisions of Article Eleven of the Indenture and the Securities relating thereto, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest and Additional Amounts, if any, on the Securities and all other obligations of the Company or the Guarantors to the Holders or the Trustee under the Indenture or such Securities (including amounts due the Trustee under Section 6.07 of the Indenture) and all other Indenture Obligations shall be promptly paid in full or performed, all in accordance with the terms of the Indenture and such Securities; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other Indenture Obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise.

                  The obligations of the Guarantors to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Thirteen of the Indenture, and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee. Each Holder of a Security to which this Guarantee is endorsed, by accepting such Security, agrees to and shall be bound by such provisions.

                                  ARTICLE THREE

                                 THE SECURITIES

                  Section 3.01. Title and Terms.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to U.S.$76,593,068 in aggregate principal amount of Securities, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.03, 3.04, 3.05, 5.16, or 9.06.

                  Payments with respect to 70% of the original principal amount of the Securities shall be payable in cash on the dates and in the amounts specified in following table:

   PAYMENT DATE                           PERCENTAGE OF INITIAL PRINCIPAL AMOUNT
------------------                        --------------------------------------
  March 15, 2006                                           1.25%
  June 15, 2006                                            1.25%
September 15, 2006                                         1.25%
December 15, 2006                                          1.25%
  March 15, 2007                                           3.75%
  June 15, 2007                                            3.75%
September 15, 2007                                         3.75%
December 15, 2007                                          3.75%
  March 15, 2008                                           6.25%
  June 15, 2008                                            6.25%
September 15, 2008                                         6.25%
December 15, 2008                                          6.25%
  March 15, 2009                                           6.25%
  June 15, 2009                                            6.25%
September 15, 2009                                         6.25%
December 15, 2009                                          6.25%

                  The percentage of the principal payments specified in the table immediately above will be based upon the aggregate principal amount of Securities outstanding on the Issue Date (the "Initial Principal Amount"). Principal payments shall be made ratably based upon the principal amount of the Securities outstanding on the applicable Payment Date.

                  Payments with respect to the remaining 30% of the Initial Principal Amount of the Securities shall be payable in cash on the dates and in the amounts specified in Column A of the table below. However, if, with respect to an original principal payment date specified in Column A of the table below (an "Original Payment Date"), either (a) the CDI Amount on the last day of the preceding fiscal quarter or (b) the average daily Exchange Rate during the second calendar week prior to the calendar week in which the applicable Original Payment Date occurs is equal to or greater than the corresponding threshold amounts specified in Column B of the table, then the applicable payment of principal specified in Column A shall not be due and payable on the Original Payment Date and, instead, shall be due and payable on the alternative payment date specified in Column C of the table below.

% OF INITIAL                                          (B) CONDITIONS
  PRINCIPAL      (A) ORIGINAL PAYMENT   --------------------------------------------    (C) ALTERNATIVE
   AMOUNT                DATE                   CDI AMOUNT             EXCHANGE RATE      PAYMENT DATE
------------     --------------------   ---------------------------    -------------    ------------------
    1.25%           March 15, 2006       1.417 at December 31, 2005     R$4.00/U.S.$      March 15, 2010
    1.25%           June 15, 2006         1.479 at March 31, 2006       R$4.00/U.S.$      March 15, 2010
    1.25%         September 15, 2006       1.543 at June 30, 2006       R$4.50/U.S.$      March 15, 2010
    1.25%         December 15, 2006     1.610 at September 30, 2006     RS4.50/U.S.$      March 15, 2010
    2.50%           March 15, 2007       1.680 at December 31, 2006     R$4.50/U.S.$      March 15, 2010
    2.50%           June 15, 2007         1.767 at March 31, 2007       R$4.50/U.S.$      June 15, 2010
    2.50%         September 15, 2007       1.859 at June 30, 2007       R$4.50/U.S.$      June 15, 2010
    2.50%         December 15, 2007     1.955 at September 30, 2007     R$4.50/U.S.$      June 15, 2010
    2.50%           March 15, 2008       2.057 at December 31, 2007     R$4.70/U.S.$    September 15, 2010
    2.50%           June 15, 2008         2.164 at March 31, 2008       R$4.70/U.S.$    September 15, 2010
    2.50%         September 15, 2008       2.277 at June 30, 2008       R$4.70/U.S.$    September 15, 2010
    2.50%         December 15, 2008     2.396 at September 30, 2008     R$4.70/U.S.$    December 15, 2010
    1.25%           March 15, 2009       2.521 at December 31, 2008     R$4.90/U.S.$    December 15, 2010
    1.25%           June 15, 2009         2.674 at March 31, 2009       R$4.90/U.S.$    December 15, 2010
    1.25%         September 15, 2009       2.835 at June 30, 2009       R$4.90/U.S.$    December 15, 2010
    1.25%         December 15, 2009     3.007 at September 30, 2009     R$4.90/U.S.$    December 15, 2010

                  The percentage of the principal payments specified in the table immediately above shall be based upon the Initial Principal Amount. Principal payments shall be made ratably based upon the principal amount of the Securities outstanding on the Payment Date. Such payments shall be made to the Holders of record of the Securities as of the close of business on the immediately preceding March 1, June 1, September 1 and December 1.

                  The Securities shall bear interest at a rate of 7.0% per annum, payable quarterly in arrears on each March 15, June 15, September 15 and December 15, commencing on [ ]. Interest payments shall be made to the Holders of record of the Securities as of the close of business on the immediately preceding March 1, June 1, September 1 and December 1. Interest on the Securities shall accrue from the Issue Date, or, if interest has already been paid, from the date it was most recently paid. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. Interest on overdue principal payments on the Securities and, to the extent permitted by law, overdue installments of interest and any other overdue amounts owing in respect of the Securities shall accrue at the rate of interest borne by the Securities.

                  Securities shall be issued initially in the form of a single permanent global security (the "Global Security") substantially in the form set forth in Sections 2.02 and 2.03 hereof, deposited with the Trustee, as custodian of the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of any Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depository or its nominee, as hereinafter provided.

                  The principal of and interest on Global Securities shall be payable to the Depository or its nominee, as the case may be, as the sole registered owner and the sole holder of the Global Securities represented thereby. The principal of and interest on Securities in certificated form shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that at the option of the Company, interest may be paid by check mailed to the addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

                  Prepayments in respect of the Securities may be made as provided in Article Eleven hereof. At the election of the Company, the entire indebtedness on the Securities may be defeased as provided in Article Four hereof.

                  Section 3.02. Denominations.

                  The Securities shall be issuable only in registered form without coupons and only in denominations of U.S.$1.00 and any integral multiple thereof.

                  Section 3.03. Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by the manual or facsimile signature of any one of its Chairman of the Board, its Vice-Chairman, its Chief Executive Officer, its President or one of its Executive Vice Presidents, and by the manual or facsimile signature of any one of its Secretary, Assistant Secretary or General Counsel.

                  Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices on the date of such Securities.

                  At any time and from time to time upon or after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise. Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for in Section 2.04 hereof duly executed by the Trustee by manual signature of an authorized representative, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  In case the Company, pursuant to Article Eight hereof, shall be consolidated, amalgamated, merged with or into any other Person or shall convey, transfer or lease substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation, amalgamation or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer or lease as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight hereof, any of the Securities authenticated or delivered prior to such consolidation, amalgamation, merger, conveyance, transfer or lease may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in terminology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor Person, shall authenticate and deliver replacement Securities as specified in such request for the purpose of such exchange. If such Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 3.03 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

                  The Trustee may appoint an Authenticating Agent to authenticate Securities on behalf of the Trustee if directed to do so by a Company Order. Each reference in this Indenture to authentication by the Trustee includes authentication by each such agent. An Authenticating Agent has the same rights as any Security Registrar or Paying Agent to deal with the Company and its Affiliates.

                  If any of the Securities are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent and shall be in minimum denominations of U.S.$1.00 or integral multiples thereof, (ii) shall be registered in the name of the Depository for such Global Security or Securities or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions and (iv) shall bear the legend in substantially the form set forth in Section 2.05.

                  Section 3.04. Registration; Registration of Transfer and Exchange; Payment and Prepayment of Securities.

                  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.10 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as the Security Registrar may prescribe, the Company shall provide for the registration of Securities, of transfers of

Securities and payment and prepayment of principal of, interest on, and Additional Amounts, if any, with respect to, the Securities. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities, transfers of Securities and the payment and prepayment of principal of, interest on, and Additional Amounts, if any, with respect to the Securities as herein provided.

                  All payments of principal of, and interest on, and Additional Amounts, if any, in respect to each Security shall be made to the appropriate Person recorded in the Security Register as being the Holder of such Security.

                  All payments and prepayments of principal of any Security (including any prepayment pursuant to Sections 11.01 and 11.02 hereof) shall be recorded by the Securities Registrar, along with the outstanding principal amount of such Security immediately after such payment or prepayment.

                  The entries in the Security Register, absent manifest error, shall be conclusive and the Company, the Guarantors, the Trustee and the Holders shall treat (i) each Person whose name is recorded in the Security Register pursuant to the terms hereof as a Holder hereunder and (ii) the outstanding principal amount of each such Security recorded in the Securities Register pursuant to the terms hereof as the outstanding principal amount of such Security, in each case for all purposes of this Indenture and the Securities.

                  The Security Register shall be available for inspection by the Company, the Guarantors and the Trustee (if, at any time, the Trustee shall not be acting as Security Registrar), at any reasonable time and from time to time upon reasonable prior notice.

                  Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 10.10, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations, of a like aggregate principal amount.

                  At the option of the Holder, Securities in certificated form may be exchanged for other Securities of any authorized denomination or denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  A Physical Security may be exchanged for a beneficial interest in a Global Security upon receipt by the Security Registrar of a Physical Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Security Registrar, together with a Company Order directing the Security Registrar to make, or to direct the Depository to make, an endorsement on the Global Security to reflect an increase in the aggregate amount of the Securities represented by the Global Security. Upon such receipt, the Security Registrar shall cancel such Physical Security and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Security Registrar, the number of Securities represented by the Global Security to be increased accordingly. If no Global Security is then outstanding, the Company shall issue and the Trustee shall upon written instructions from the Company authenticate a new Global Security in the appropriate amount.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same Indebtedness, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange and no such transfer or exchange shall constitute a repayment of any obligation nor create any new obligations of the Company.

                  Every Security presented or surrendered for registration of transfer, or for exchange or redemption shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made to a Holder for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.03, 3.04, 5.16 or 9.06 not involving any transfer.

                  The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the mailing of a notice of prepayment of the Securities under Section 11.05 or a notice of redemption of Securities under Section 5.16 and ending at the close of business on the day of such mailing, or (b) to register the transfer of or exchange any Security so selected for prepayment or redemption in whole or in part, except the unpaid or unredeemed portion of Securities being prepaid or redeemed in part.

                  Any Holder of the Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by such Holder of such Global Security (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry.

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

                  When Securities are presented to the Security Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Security Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Security Registrar's request.

                  Section 3.05. Mutilated, Destroyed, Lost and Stolen
Securities.

                  If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, each Guarantor and the Trustee, such security or indemnity, in each case, as may be required by them to save each of them harmless from any loss which any of them may suffer if a Security is replaced, then, in the absence of notice to the Company, any Guarantor or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon a Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

                  Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and each Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  Section 3.06. Payment of Interest; Interest Rights Preserved.

                  Interest on any Security (and any Additional Amounts payable in respect thereof) which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

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

                  Subject to the terms of Section 3.14, any interest on any Security (and any Additional Amounts payable in respect thereof) which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest (and any Additional Amounts payable in respect thereof) on such defaulted interest at the interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the Regular Record Date; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in subsection (a) or (b) below:

                  (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this subsection (a) provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company in writing of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following subsection (b).

                  (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this subsection (b), such payment shall be deemed practicable by the Trustee.

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

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  Section 3.07. Paying Agents; Discharge of Payment Obligations; Indemnity of Holders.

                  (a) The Company may from time to time appoint one or more Paying Agents and may designate a Paying Agent as Principal Paying Agent (the "Principal Paying Agent") under this Indenture and the Securities. By its execution and delivery of this Indenture, the Company hereby initially designates and appoints The Bank of Tokyo-Mitsubishi, Ltd. as Principal Paying Agent and The Bank of New York as co-Paying Agent. Subject to Section 10.03, the Company may act as Paying Agent.

                  (b) Unless the Company shall be acting as Paying Agent as provided in Section 10.03, the Company shall, by 10:00 a.m. New York City time, no later than one Business Day prior to each Interest Payment Date or principal payment date on any Securities (whether on maturity, scheduled principal repayment date, prepayment or otherwise) (each, a "Payment Date"), deposit with the Principal Paying Agent in immediately available funds a sum sufficient to pay such principal and interest when so becoming due (including any Additional Amounts). The Company shall request that the bank through which such payment is to be made agree to supply to the Principal Paying Agent by 10:00 a.m. (New York City time) two Business Days prior to the due date for any such payment an irrevocable confirmation (by tested telex or authenticated SWIFT MT 100 Message) of its intention to make such payment. The Principal Paying Agent shall arrange with all Paying Agents for the payment, from funds furnished by the Company or any Guarantor pursuant to this Indenture, of the principal and interest (including Additional Amounts, if any), on the Securities and of the compensation of such Paying Agents for their services as such. All Paying Agents will hold in trust, for the benefit of Holders or the Trustee, all money held by such Paying Agent for the payment of principal of or interest and Additional Amounts, if any, on the Securities and shall notify the Trustee of any default by the Company in making any such payment. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by it. Upon complying with this Section 3.07 and the applicable provisions of Section 10.03, the Paying Agents shall have no further liability for the money delivered to the Trustee.

                  (c) Any payment to be made in respect of the Securities by the Company or any Guarantor to or to the order of a Paying Agent shall be in satisfaction pro tanto of the obligations of the Company under the Securities. The Company shall indemnify the Holders against any failure on the part of any Paying Agent to pay any sum due in respect of the Securities and shall pay such sum to the Trustee on demand. This indemnity constitutes a separate and independent obligation from the other obligations of

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the Company under the Securities, shall give rise to a separate and independent cause of action, shall apply irrespective of any waiver granted by the Trustee and/or any holder of Securities and shall continue in full force and effect despite any judgment, order, claim, or proof for a liquidated amount in respect of any sum due under this Indenture, the Securities or any judgment or order.

                  Section 3.08. Persons Deemed Owners.

                  Prior to and at the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered in the Security Register as the absolute owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.06) interest on such Security and for all other purposes whatsoever, whether or not such Security shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  Section 3.09. Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange shall be delivered to the Trustee and, if not already cancelled, shall be promptly cancelled by it. The Company and any Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or such Guarantor may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 3.09, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in accordance with the Trustee's then customary procedures with respect to cancelled securities and, if requested by the Company, certification of such disposition delivered to the Company, unless by a Company Order the Company shall direct that the cancelled Securities be returned to it. The Trustee shall provide the Company a list of all Securities that have been cancelled from time to time as requested by the Company.

                  Section 3.10. Computation of Interest.

                  Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                  Section 3.11. Legal Holidays.

                  In any case where any Interest Payment Date, Prepayment Date, date established for the payment of Defaulted Interest or any other Payment Date in respect of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal or interest need not be made on

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

such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Prepayment Date, date established for the payment of Defaulted Interest or any other Payment Date in respect of any Security, as the case may be; and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Prepayment Date, the date established for the payment of Defaulted Interest or any other Payment Date in respect of any Security, as the case may be, to the next succeeding Business Day.

                  Section 3.12. CUSIP Number.

                  The Company in issuing the Securities may use "CUSIP," "ISIN" or similar numbers (if then generally in use), and if so, the Trustee shall use the "CUSIP," "ISIN" or other similar numbers in notices of prepayment or exchange; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the "CUSIP," "ISIN" or other similar numbers printed in the notice or on the Securities, and that reliance may be placed only on the other identification numbers printed on the Securities. All Securities shall bear identical "CUSIP," "ISIN" or other similar numbers. The Company shall promptly notify the Trustee in writing of any change in the "CUSIP," "ISIN" or other similar number of Securities.

                  Section 3.13. Book-Entry Provisions for Global Security.

                  (a) Each Global Security initially shall (i) be registered in the name of the Depository for such Global Security or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear the legend as set forth in Section 2.05.

                  Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under such Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. None of the Trustee, any Paying Agent or the Security Registrar shall have any responsibility or obligation to any beneficial owner in a Global Security, a member of, or a participant in the Depository or other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of prepayment) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of such Global Security). The rights of beneficial owners in the

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

Global Security shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee, any Paying Agent and the Security Registrar may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners. The Trustee, each Paying Agent and the Security Registrar shall be entitled to deal with any depositary (including the Depository), and any nominee thereof, that is the Holder of any Global Security for all purposes of this Indenture relating to such Global Security (including the payment of principal, premium, if any, and interest and additional amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global Security) as the sole Holder of such Global Security and shall have no obligations to the beneficial owners thereof. None of the Trustee, any Paying Agent or the Security Registrar shall have any responsibility or liability for any acts or omissions of any such depositary with respect to such Global Security, for the records of any such depositary, including records in respect of beneficial ownership interests in respect of any such Global Security, for any transactions between such depositary and any participant in such depositary or between or among any such depositary, any such participant and/or any holder or owner of a beneficial interest in such Global Security or for any transfers of beneficial interests in any such Global Security. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depository or shall impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

                  (b) Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depository. In addition, Securities in certificated form (each, a "Physical Security") shall be issued in exchange for a Global Security if (x) the Depository notifies the Company that it is unwilling or unable to continue as Depository for a Global Security or the Depository ceases to be a "clearing agency" registered under the Exchange Act and, in each case, a successor depository is not appointed by the Company within 90 days of such notice or such cessation, as the case may be or (y) an Event of Default has occurred and is continuing with respect to any Securities represented by a Global Security and Holders who hold more than a majority in aggregate principal amount of the Securities at the time outstanding represented by such Global Security advise the Trustee through the Depository in writing that the continuation of a book-entry system through the Depository (or a successor thereto) with respect to such Global Security is no longer required and the Security Registrar has received a request from the Depository to issue Physical Securities.

                  (c) [Intentionally Omitted.]

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                  (d) In connection with the transfer of an entire Global
Security to beneficial owners thereof pursuant to subsection (b) of this Section, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Physical Securities of authorized denominations.

                  (e) The Holder of the Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  Section 3.14. Dollar Constraint.

                  (a) Notice of Dollar Constraint; Appointment of Brazilian Paying Agent. If a Dollar Constraint occurs, the Company shall, within five Business Days after the Company becomes aware of such occurrence, deliver to the Trustee an Officer's Certificate (i) certifying as to the existence of such Dollar Constraint and the nature thereof and (ii) describing the action that the Company has taken or intends to take with respect to such Dollar Constraint. Upon giving notice to the Trustee of the occurrence of such Dollar Constraint, the Company shall, with the prior written approval of the Trustee, appoint a Paying Agent with an office in Sao Paulo, Brazil (the "Brazilian Paying Agent") and shall provide the Trustee with written notice thereof. The Company shall, as soon as practicable after the receipt thereof, give notice to the Holders and the Trustee of any such certification by the Company, the contents of such certification, the appointment of the Brazilian Paying Agent, the address of such Brazilian Paying Agent's office in Sao Paulo and shall provide to the Holders an Election Notice (as defined in Section 3.14(c) below).

                  (b) Modified Payment Obligations During a Dollar Constraint. If a Dollar Constraint occurs on, or has occurred and is continuing as of, the date on which payment in dollars of any Affected Payment shall be due, then, provided that the Company shall have complied with the terms of Section 3.14(a) above, notwithstanding any provision hereof or of any Securities to the contrary, (i) neither the Company nor any Guarantor shall be obligated to make the applicable Affected Payment in dollars and (ii) the obligations of the Company and each Guarantor shall be modified as set forth below, unless Brazilian law or regulation requires otherwise. The amount of any Affected Payment due during any fiscal year which was not paid by the Company or any Guarantor to the Holders during such fiscal year as a result of the continuance of a Dollar Constraint shall be deducted from the amount of "Excess Cash Flow" with respect to such fiscal year for purposes of calculating the amount payable by the Company with respect to such fiscal year pursuant to Section 11.02(a).

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

                  (c) Exercise of Election by Holders.

                  (i) If a Dollar Constraint shall have occurred and be continuing, each Holder may, subject to the conditions set forth below, elect in its sole discretion to receive any Affected Payment (x) in reais calculated using the Exchange Rate in effect on the Business Day immediately preceding the relevant Payment Date or (y) outside of Brazil in dollars promptly after the Dollar Constraint terminates. Any Holder may make one election in accordance with one option in the preceding sentence with respect to a portion of the aggregate principal amount of Securities held by such Holder and one election in accordance with the other option for the remaining portion of the aggregate principal amount of Securities held by such Holder. If no election is made by a Holder in accordance with this Section 3.14, such Holder shall be deemed to have selected option (y) in respect of the entire aggregate principal amount of Securities held by such Holder. In order for any such election to be effective, such Holder shall deliver, or cause to be delivered, to the Trustee and the Brazilian Paying Agent, a notice (an "Election Notice") in the form provided to such Holder pursuant to Section 3.14(a) by not later than the date falling five Business Days prior to any Payment Date.

                  (ii) The Company shall deposit, or cause to be deposited, on the Business Day immediately preceding each scheduled Payment Date during the continuation of a Dollar Constraint, in an escrow account held by the Brazilian Paying Agent for the benefit of such Holders (which account shall be pledged as security for the benefit of the Holders), designated as the "Dollar Constraint Payment Account", an amount in reais equal to the amount of the relevant Affected Payment (calculated using the Exchange Rate in effect on the second Business Day immediately preceding such Payment Date) that would have been due and payable on such Payment Date but for the continuation of such Dollar Constraint.

                  (iii) Any election made pursuant to this Section 3.14(c) shall
         (x) be revocable at any time prior to the fifth Business Day prior to the relevant Payment Date by the Holder of the relevant Securities (by means of a written notice by such Holder to the Company and the Trustee, and (y) apply solely to the Affected Payment in respect of which such election has been made and shall bind all subsequent holders of the relevant Securities.

                  (iv) To the extent that any Holder elects under Section 3.14(c)(i)(x) above, to receive payment for any Affected Payment in reais, such Holder must have provided in its Election Notice to the Trustee under Section 3.14(c)(i) above the details of a reais denominated account in Sao Paulo, Brazil to which the Brazilian Paying Agent shall make the relevant Affected Payment in reais on the applicable Payment Date.

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

                  (d) Subsequent Election to Receive Reais on a Payment Date. During the continuation of a Dollar Constraint, a Holder may, in its sole discretion, elect to receive in reais any Affected Payment that was not paid in reais because no effective election was made pursuant to Section 3.14(c)(i)(x), by electing, not later than the date falling five Business Days prior to any subsequent Payment Date, to receive such Affected Payment in reais on the same basis, and subject to the same right of revocation, as set forth in Section 3.14(c) above.

                  (e) Payments During a Dollar Constraint.

                  (i) If an election to receive reais pursuant to Section 3.15(c)(i)(x) or (d) above is effective with respect to any Affected Payment an amount equal to the amount of such Affected Payment shall be transferred by the Company, on or before the applicable Payment Date, to the Brazilian Paying Agent, which shall transfer such reais denominated Affected Payment on such Payment Date to the reais account designated by such Holder in the relevant Holder's Election Notice (which bank may also be the Brazilian Paying Agent).

                  (ii) On the last Business Day of each month during the continuation of a Dollar Constraint, the Company shall deposit into the Dollar Constraint Payment Account the amount, if any, required in order for the balance in such account to be equal to the reais amount (calculated using the Exchange Rate in effect on the Business Day immediately preceding the date of such deposit) that would be required to satisfy the Company's aggregate payment obligations under Section 3.14(j) hereof with respect to each outstanding Affected Payment if the date of such deposit had been the Dollar Constraint Payment Date (such aggregate amount, the "Required Monthly Balance"). If, on the last Business Day of each month during the continuation of a Dollar Constraint, the amount on deposit in the Dollar Constraint Payment Account exceeds the applicable Required Monthly Balance, the Brazilian Paying Agent shall, at the written request of the Company (which written request shall include a reasonably detailed calculation of such Required Monthly Balance), transfer an amount equal to the amount of such excess to a reais account designated by the Company.

                  (f) Matters Relating to Affected Payments During Dollar Constraint. Upon acceptance of a Security, the Holder thereof is deemed to have agreed that, notwithstanding any provision hereof or of such Security to the contrary, upon the occurrence, and during the continuance of, a Dollar Constraint, subject to compliance by the Company and the Guarantors, as the case may be, with the provisions of this Section 3.14, neither the Company nor any Guarantor shall be required to make an Affected Payment, except as expressly contemplated in this Section 3.14, and, accordingly:

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

                  (i) interest shall not accrue on any Affected Payment of principal or interest timely made or postponed hereunder from the original Payment Date for such Affected Payment in respect of any portion of the principal amount of Securities held by any Holder for which such Holder shall have elected to receive payment in reais pursuant to Section 3.14(c)(i)(x) or (d) hereof;

                  (ii) the amount of any Affected Payment timely made or postponed hereunder shall not constitute an overdue amount for any purpose;

                  (iii) such Securities shall continue to bear interest at the rate of interest otherwise provided for with respect to such Securities until paid in full; and

                  (iv) on the Payment Date for any Affected Payment with respect to which such Holder shall have elected to receive payment in reais pursuant to Section 3.14(c)(i)(x) or (d) hereof, the obligations of the Company and each Guarantor to make such Affected Payment in dollars shall be discharged by payment in reais on such Payment Date;

provided, however, that if the Company or any Guarantor is prevented or restricted, legally or de facto, from purchasing reais in the exchange markets in Brazil at the commercial rate of exchange in effect at such time, the Company or such Guarantor's obligation to make payments on the Securities in reais during the continuance of a Dollar Constraint shall be suspended until it is no longer so prevented or restricted.

                  Any payment made pursuant to this Section 3.14(f) is in lieu of any payment which the Company would be required to make pursuant to any other provision of the Securities.

                  (g) Interest on Certain Affected Payments. During the continuation of a Dollar Constraint, interest on any portion of the principal amount of Securities held by any Holder for which such Holder shall have elected to receive payment in dollars pursuant to Section 3.14(c)(i)(y) hereof shall accrue and compound quarterly;

                  (h) Termination of a Dollar Constraint. A Dollar Constraint shall terminate with respect to Affected Payment when the Company is no longer prevented or restricted, legally or de facto, from purchasing dollars in the exchange markets in Brazil at the commercial rate of exchange or from remitting dollars abroad, in connection with making such Affected Payment.

                  (i) Notice of Termination of a Dollar Constraint and Payment.

                  (i) Upon the termination of a Dollar Constraint with respect to any Affected Payment, the Company or a Guarantor shall promptly give notice to the Trustee and the Brazilian Paying Agent, and if no other Dollar Constraint has

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

         occurred and is continuing, then the payment by the Company of any such Affected Payment in dollars and in an amount determined in accordance with Section 3.14(j) below shall be made to the relevant Holders within five Business Days from the date of such notice (such date, a "Dollar Constraint Payment Date").

                  (ii) Upon receipt of notice from the Company or a Guarantor pursuant to Section 3.14(i)(i) above, the Trustee shall mail to the Holders on behalf of and at the expense of the Company a notice specifying the date on which the Dollar Constraint terminated and, if Affected Payments are to be paid or are payable, specifying the relevant Dollar Constraint Payment Date, the amount to be paid or payable on such date, the place or places of payment, that, on and after said date the sole right of a Holder to any suspended payment shall be to receive such amount as calculated in accordance with
         Section 3.14(j) below, and that Holders who received any Affected Payments in reais in accordance with Section 3.14(c)(i)(x) or (d) on any Payment Date during the continuance of such Dollar Constraint shall not be entitled to receive any further amounts with respect to such Affected Payment.

                  (j) Payments on a Dollar Constraint Date. On a Dollar Constraint Payment Date, postponed or otherwise unpaid Affected Payments on any Securities shall be payable in dollars and will be equal to the sum of (x) the amount of Affected Payments previously due on such Securities but not paid because of the Dollar Constraint and (y) any Additional Amounts in respect of the payments referred to in clause (x) above, in each case calculated using the Exchange Rate in effect on the second Business Day immediately preceding such Dollar Constraint Payment Date. Unless the Company shall be acting as Paying Agent as provided in Section 10.03, the Company shall, by 10:00 A.M. New York time, no later than one Business Day prior to such Dollar Constraint Payment Date, deposit, or cause to be deposited, with the Paying Agent in immediately available funds a sum sufficient to pay such Affected Payment. Such deposit may be made, in whole or in part, using funds held by the Brazilian Paying Agent in the Dollar Constraint Payment Account.

                  (k) Exchange Rate. For the purposes of calculating the amounts in reais under this Section 13.14, in the event that no Exchange Rate is in effect with respect to the relevant date of determination, the relevant Exchange Rate shall be the Exchange Rate that was used to calculate the payment due on the Payment Date occurring immediately prior to the occurrence of the Dollar Constraint.

                  (l) Limitation on Holder Actions. Upon the occurrence and during the continuation of any Dollar Constraint, the obligations of the Company and each Guarantor hereunder and under the Securities shall be modified as set forth in this Section 3.14, and neither the Trustee nor any Holder shall be entitled to take action against the Company or any Guarantor, or any of their respective subsidiaries or

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affiliates, or their respective shareholders, directors, officers, employees or advisors, to enforce any rights against the Company or any Guarantor which the Trustee or such Holder would, but for the provisions of this Section 3.14, have had in respect of any Affected Payment.

                                  ARTICLE FOUR

                        DEFEASANCE OR COVENANT DEFEASANCE

            Section 4.01. Company's Option to Effect Defeasance or Covenant Defeasance.

            The Company may, at its option by Board Resolution, at any time terminate certain of the obligations of the Company and any Guarantor with respect to Outstanding Securities, as set forth in this Article, and elect to have either Section 4.02 or Section 4.03 be applied to all of the Outstanding Securities (the "Defeased Securities"), upon compliance with the conditions set forth below in this Article Four.

            Section 4.02. Defeasance and Discharge.

            Upon the Company's exercise under Section 4.01 of the option applicable to this Section 4.02, the Company and each Guarantor shall be deemed to have been discharged from its obligations with respect to the Defeased Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Defeased Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 4.05 and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, and, upon Company Request, shall execute proper instruments acknowledging the same), except for the following, which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Defeased Securities to receive, solely from the trust fund described in Section 4.04 and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities when such payments are due, (b) the Company's obligations with respect to such Defeased Securities under Sections 1.18, 1.19, 3.04, 3.05, 3.06, 7.01, 10.01, 10.03, 10.10, 10.11 (but only to the extent such section is applicable to Default of an Indenture Obligation not defeased), and 10.12 (for the purposes of applying Section 10.12, if the Trustee (or any qualifying trustee pursuant to Section 4.04) is required by law or by the administration or interpretation thereof to withhold or deduct any amount for or on account of Taxes from any payment made from the trust fund described in Section 4.04 under or with respect to the Securities, such payment shall be deemed to have been made by the Company and the Company shall be deemed to have been so required to deduct or withhold) and (c) the rights, powers, trusts,

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duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section 6.07, and (d) this Article Four. Subject to compliance with this Article Four, the Company may exercise its option under this Section 4.02 notwithstanding the prior exercise of its option under Section
4.03 with respect to the Securities.

            Section 4.03. Covenant Defeasance.

            Upon the Company's exercise under Section 4.01 of the option applicable to this Section 4.03, the Company and each Guarantor, if any, shall be released from its obligations under any covenant or provision contained in Sections 10.04, 10.05, 10.06, 10.07, 10.08, 10.09 and Sections 10.13 through
10.26 and the provisions of Article Eight shall not apply, with respect to the Defeased Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Defeased Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Defeased Securities, the Company and each Guarantor, if any, may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.01(e) or, to the extent it relates to such Section or Article, Section 5.01(d), but, except as specified above, the remainder of this Indenture and such Defeased Securities shall be unaffected thereby.

            Section 4.04. Conditions to Defeasance or Covenant Defeasance.

            The following shall be the conditions to application of either
Section 4.02 or Section 4.03 to the Defeased Securities:

            (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.09 who shall agree to comply with the provisions of this Article Four applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) money, in United States dollars, in an amount, or (b) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money, in United States dollars, in an amount, or (c) a combination thereof, in any such case, sufficient, in the opinion of a nationally recognized investment banking firm

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

      or firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of and interest on the Defeased Securities (including any Additional Amounts payable in respect thereof) on the scheduled principal repayment dates or any other Payment Date in respect of such principal or installment of principal or interest; provided, however, that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities; and provided, further, that from and after the time of deposit, the money or U.S. Government Obligations deposited shall not be subject to the rights of the holders of other Indebtedness of the Company or any Guarantor;

            (2) No Default shall have occurred and be continuing on the date of such deposit or, insofar as Section 5.01(i), (j), (k) and (l) is concerned, at any time during the period ending on the ninety-first day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

            (3) Neither the Company nor any Guarantor of the Company is an "insolvent person" within the meaning of any applicable Bankruptcy Law on the date of such deposit or at any time during the period ending on the ninety-first day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

            (4) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities to have a conflicting interest in violation of
      Section 6.08 and for purposes of the Trust Indenture Act with respect to any securities of the Company or any Guarantor;

            (5) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company or any Guarantor is a party or by which it is bound;

            (6) In the case of an election under Section 4.02, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date hereof, there has been a change in the applicable United States Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for United States Federal income tax purposes as a result of such defeasance and will be subject to United States Federal income tax

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

      on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

            (7) In the case of an election under Section 4.03, the Company shall have delivered to the Trustee an Opinion of Counsel of United States counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for United States Federal income tax purposes as a result of such covenant defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

            (8) The Company shall have delivered to the Trustee an Opinion of Brazilian counsel reasonably acceptable to the Trustee to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for Brazilian federal or state income tax or other tax purposes as a result of such defeasance or covenant defeasance, as applicable, and will be subject to Brazilian federal and state income tax and other tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance or covenant defeasance, as applicable, had not occurred. Notwithstanding anything to the contrary in this Indenture, this condition may not be waived by any Holder or the Trustee;

            (9) The Company shall have delivered to the Trustee, an Opinion of Counsel to the effect that (x) the trust funds established pursuant to this Article will not be subject to any rights of any other creditors of the Company, any of its Affiliates or Subsidiaries or of any Guarantor or holders of other Indebtedness of the Company, any of its Affiliates or Subsidiaries or of any Guarantor, and (y) immediately following the ninety-first day after the deposit, the trust funds established pursuant to this Article will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

            (10) The Company shall have delivered to the Trustee an Officer's Certificate stating that the deposit made by the Company pursuant to its election under Section 4.02 or 4.03 was not made by the Company with the intent of preferring the Holders or any Guarantor over the other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

            (11) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel in the United States and of the Federative Republic of Brazil each stating that (i) all conditions precedent (other than conditions requiring the passage of time) provided for relating to either the defeasance under Section 4.02 or the covenant defeasance under Section 4.03 (as

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

      the case may be) have been complied with as contemplated by this Section
      4.04 and (ii) if any other Indebtedness of the Company or any Guarantor shall then be outstanding or committed, such defeasance or covenant defeasance will not violate the provisions of the agreements or instruments evidencing such Indebtedness.

            Opinions required to be delivered under this Section may rely on officer's certificates as to any matter of fact and have such qualifications as are customary for opinions of the type required and acceptable to the Trustee.

            Section 4.05. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

            Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other person that would qualify to act as successor trustee under Article Six, collectively for purposes of this Section 4.05, the "Trustee") pursuant to Section 4.04 in respect of the Defeased Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (other than the Company) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee and hold it harmless against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 4.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Defeased Securities.

            Anything in this Article Four to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 4.04 which, in the opinion of an internationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

            Section 4.06. Reinstatement.

            If the Trustee or Paying Agent is unable to apply any money or U.S. Government obligations in accordance with Section 4.02 or 4.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the

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

Company and of any Guarantor under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section
4.02 or 4.03, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money and U.S. Government Obligations in accordance with Section 4.02 or 4.03, as the case may be; provided, however, that if the Company makes any payment of principal or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money and U.S. Government Obligations held by the Trustee or Paying Agent.

                                  ARTICLE FIVE

                                    REMEDIES

            Section 5.01. Events of Default.

            "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) subject to the terms of Section 3.14, default in the payment of principal of any Security when due (whether at maturity, on any payment date, upon prepayment in connection with a mandatory prepayment, or otherwise);

            (b) subject to the terms of Section 3.14, default for 30 days or more in the payment when due of interest on any Security;

            (c) any failure by the Company or any Restricted Subsidiary to perform or comply with the provisions described under Article Eight;

            (d) the failure by the Company or any Restricted Subsidiary to comply with any of its obligations under Sections 5.16, 10.13, 10.14, 10.15, 10.16, 10.17, 10.18, 10.19, 10.21, 10.22, 10.23, 10.24, 10.25 and
      10.26 and the continuance of such failure for a period of 30 days or more after written notice specifying such failure and requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder shall have been given (i) to the Company by the Trustee or (ii) to the Company and the Trustee by the Holders of at least a majority in aggregate principal amount of the Securities then Outstanding;

            (e) failure by the Company or any of its Restricted Subsidiaries to perform or comply with any other covenants or agreements of the Company or any of its Restricted Subsidiaries under this Indenture or the Securities and such default continues unremedied for 45 days after (i) the Company or the applicable

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

      Restricted Subsidiary has actual knowledge or (ii) written notice specifying such default and requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder shall have been given
      (A) to the Company by the Trustee or (B) to the Company and the Trustee by the Holders of at least a majority in aggregate principal amount of the Securities then Outstanding;

            (f) (i) the failure by the Company or any of its Restricted Subsidiaries, as applicable, to pay any principal of, premium or interest on or any other amount payable in respect of any Debt Instrument (other than this Indenture and the Securities) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or (ii) any other event shall occur or condition exist under any Debt Instrument (other than this Indenture and the Securities), if the effect of such event or condition, after the lapse or expiration of any grace period applicable thereto, is to accelerate, or to permit the acceleration of, the maturity of the Indebtedness evidenced by such Debt Instrument, and such grace period has lapsed or expired, or any such Indebtedness shall be declared due and payable prior to its stated maturity;

            (g) (i) the failure by the Company or any of its Restricted Subsidiaries, as applicable, to pay any principal of, premium or interest on or any other amount payable in respect of any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries) (other than this Indenture and the Securities) whether such Indebtedness or guarantee exists at the time of or after the date of this Indenture, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), or (ii) any other event shall occur or condition exist under any such mortgage, indenture or instrument (other than this Indenture and the Securities), if the effect of such event or condition, after the lapse or expiration of any grace or cure period applicable thereto, is to accelerate, or to permit the acceleration of, the maturity of the Indebtedness evidenced thereby, and such grace or cure period has lapsed or expired, or any such Indebtedness shall be declared due and payable prior to its stated maturity; provided, in each case, that the aggregate principal amount of such Indebtedness exceeds R$30 million (as such amount is increased annually by the IGP-M Adjustment, beginning January 1, 2004), or its equivalent in another currency or currencies (calculated, in the case of indebtedness denominated in dollars, using the Exchange Rate in effect on the date of occurrence of such failure or other event);

            (h) the entry of judgments for the payment of money against the Company and/or any Restricted Subsidiaries either individually or in the

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      aggregate exceeding R$30 million (as such amount is increased annually by the IGP-M Adjustment, beginning January 1, 2004), or its equivalent in another currency or currencies (calculated, in the case of any judgment denominated in dollars, using the Exchange Rate in effect on the date of the entry of such judgment), which is not discharged, or bonded or insured by a third Person and with respect to which a period of 30 consecutive days has passed during which a stay of enforcement, by reason of a pending appeal or right of appeal, the posting of a guarantee or bond or otherwise, has not been in effect;

            (i) the Company or any Restricted Subsidiary of the Company pursuant to or under or within the meaning of any Bankruptcy Law:

                  (i) commences a voluntary case or proceeding;

                  (ii) consents to the making of a Bankruptcy Order in an involuntary case or proceeding or the commencement of any case against it;

                  (iii) consents to the appointment of, or taking possession by, a Custodian of it or for any substantial part of its property;

                  (iv) makes a general assignment for the benefit of its creditors or files a proposal or other scheme or arrangement involving the rescheduling or composition of its indebtedness;

                  (v) files a petition in bankruptcy or an answer or consent seeking reorganization or relief;

                  (vi) shall admit in writing its inability to pay its debts generally as they become due; or

                  (vii) consents to the filing of a petition in bankruptcy;

      which, in each case, is not fully secured by a deposito elisivo;

            (j) a court of competent jurisdiction in any involuntary case or proceeding enters a Bankruptcy Order against the Company or any Restricted Subsidiary, and such Bankruptcy Order remains unstayed and in effect for 30 consecutive days;

            (k) a Custodian shall be appointed out of court (other than under any circumstance described in the preceding paragraphs (i) or (j)) with respect to the Company or any Restricted Subsidiary or with respect to all or any substantial part of the assets or properties of the Company or any Restricted Subsidiary, and such appointment shall remain unstayed and in effect for 30 consecutive days;

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

            (l) all or a substantial part of the assets of the Company and its Restricted Subsidiaries, taken as a whole, are condemned, seized, expropriated, nationalized or otherwise appropriated, or custody of such assets is assumed by any Brazilian governmental authority or court or other Person acting under the authority of the Brazilian government and such default is not remedied within 60 days after it occurs;

            (m) any Guarantee of the Securities by a Guarantor ceases to be in full force and effect or is declared null and void or any Guarantor fails to comply with its obligations under such Guarantee or denies that it has any further liability under such Guarantee or gives notice to that effect (other than by reason of the termination of this Indenture or the release of any Guarantor from its Guarantee of the Securities in accordance with this Indenture);

            (n) the Company or any of its Restricted Subsidiaries defaults in its obligations under the Security Documents pursuant to their respective terms and such default remains unremedied after the expiration of any grace period specified therein;

            (o) either (i) any Transaction Document, or any part of a Transaction Document, ceases to be in full force and effect or binding and enforceable against the Company or a Restricted Subsidiary or admissible in evidence in the courts of Brazil, or it becomes unlawful for the Company or a Restricted Subsidiary to perform its obligations under any of the Transaction Documents to which it is a party or (ii) the Company or any of its Restricted Subsidiaries contests the enforceability of any of the Transaction Documents or denies that it has liability under the Transaction Documents to which it is a party; or

            (p) subject to the terms of Section 3.14, any inability of the Company or any of its Restricted Subsidiaries to receive or remit U.S. Dollars necessary to pay obligations under the Securities or this Indenture which results from: (i) any law, regulation, directive, communication or action imposed, issued or taken by the government of Brazil, the Central Bank of Brazil or any competent governmental authority in Brazil imposing foreign exchange restrictions, (ii) any declaration of a banking moratorium or suspension of payments by banks in Brazil or (iii) any war, civil strife or other similar events or escalation thereof in which Brazil is involved, which, in any case, will have the effect of prohibiting, preventing or delaying the payments in dollars to the Holders (any such event or occurrence, a "Dollar Constraint").

            Notwithstanding the foregoing, no default, event of default, or judgments under or relating to the Nonparticipating Debt shall constitute an Event of Default under the terms of the Securities or this Indenture.

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

            Section 5.02. Acceleration of Maturity; Rescission and Annulment.

            If an Event of Default (other than an Event of Default specified in Section 5.01(i), (j) or (k) with respect to the Company or a Guarantor or the Event of Default specified in Section 5.01(l)) occurs and is continuing, the Trustee shall, upon the request of the Holders of not less than a majority in aggregate principal amount of the Securities Outstanding, by written notice to the Company, declare all principal of and any accrued and unpaid interest to the date the Securities become due and payable on all outstanding Securities (and any Additional Amounts relating thereto) to be immediately due and payable. Upon any such declaration such principal and interest and any Additional Amounts with respect thereto, shall become immediately due and payable. If an Event of Default specified in Section 5.01(i), (j) or (k) with respect to the Company or any Guarantor or the Event of Default specified in Section 5.01(l) occurs and is continuing, then the principal of and accrued and unpaid interest, if any, on all the Securities and any Additional Amounts with respect thereto shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

            At any time after a declaration of acceleration has been made or after any ipso facto acceleration following an Event of Default specified in
Section 5.01(i), (j) or (k) with respect to the Company or a Guarantor or the Event of Default specified in Section 5.01(l) above and, in any such case, before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in aggregate principal amount of the Securities Outstanding, by written notice to the Trustee, may rescind and annul such declaration of acceleration or such ipso facto acceleration following an Event of Default specified in Section 5.01(i), (j), (k) or (l), as the case may be, and its consequences if:

            (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (i) all amounts due the Trustee under Section 6.07, including the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel,

                  (ii) all overdue interest on all Securities (including any
            Additional Amounts payable in respect thereof),

                  (iii) the principal of any Securities (including any
            Additional Amounts payable in respect thereof) which have become due otherwise than by such declaration of acceleration and interest thereon (including any Additional Amounts payable in respect thereof) at the rate then borne by the Securities, and

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

                  (iv) to the extent that payment of such interest is lawful, interest (including any Additional Amounts payable in respect thereof) upon overdue interest at the rate then borne by the Securities;

            (b) all Events of Default, other than the non-payment of principal of and any accrued and unpaid interest on the Securities which have become due solely as a result of such declaration of acceleration, have been cured or waived as provided in Section 5.13; and

            (c) such rescission or annulment of such declaration of acceleration would not conflict with any judgment or decree of any court of competent jurisdiction.

            No such rescission shall affect any subsequent Default or impair any right consequent thereon.

            Section 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee.

            The Company and each Guarantor covenant that if:

            (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days or more; or

            (b) default is made in the payment or prepayment of the principal of any Security at the relevant scheduled principal payment date determined in accordance with Section 3.01 and/or Article Eleven hereof, as the case may be;

the Company and each Guarantor shall, jointly and severally, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate then borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.07 hereof.

            If the Company and each Guarantor fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may, but is not obligated under this paragraph to, institute a judicial proceeding for the collection of the sums so due and unpaid and may, but is not obligated under this paragraph to, prosecute such proceeding to judgment or final decree, and may, but is not

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obligated under this paragraph to, enforce the same against the Company, any
Guarantor or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any Guarantor or any other obligor upon the Securities, wherever situated.

            If an Event of Default occurs and is continuing, the Trustee may in its discretion, but is not obligated under this paragraph to, (i) proceed to protect and enforce its rights and the rights of the Holders under this Indenture or any Securities by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted herein, including, without limitation, seeking recourse against any Guarantor or (ii) proceed to protect and enforce any other proper remedy, including, without limitation, seeking recourse against any Guarantor. No recovery of any such judgment upon any property of the Company or any Guarantor shall affect or impair any rights, powers or remedies of the Trustee or the Holders.

            Section 5.04. Trustee May File Proofs of Claim.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities, including each Guarantor, or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise, but is not obligated under this paragraph

            (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section
      6.07 hereof) and of the Holders allowed in such judicial proceeding, and

            (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, fees, expenses, disbursements and advances of the

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Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07 hereof.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

            Section 5.05. Trustee May Enforce Claims Without Possession of Securities.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, fees, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07 hereof, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

            Section 5.06. Application of Money Collected.

            Any money collected by the Trustee pursuant to this Article, and, after an Event of Default, any money or other property distributable in respect of the Indenture Obligations, shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            First: to the Trustee in payment for all amounts due the Trustee (including any predecessor Trustee) under Section 6.07;

            Second: to Holders for interest accrued on the Securities (including Additional Amounts payable in respect thereof), ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for interest;

            Third: to Holders for principal amounts owing under the Securities (including Additional Amounts payable in respect thereof), ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal;

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            Fourth: to Holders for any other amounts owing under the Securities, ratably, without preference or priority of any kind; and

            Fifth: the balance, if any, to the Company or, to the extent the Trustee collects or there is otherwise so distributable any amounts from any Guarantor, to such Guarantor.

            The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Holders pursuant to this
      Section 5.06.

            Section 5.07. Limitation on Suits.

            No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (b) the Holders of not less than a majority in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (d) the Trustee for 45 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (e) no direction inconsistent with such written request has been given to the Trustee during such 45-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Security to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture or any Security, except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

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            Section 5.08. Unconditional Right of Holders to Receive Principal
and Interest.

            Subject to the terms of Section 3.14 of this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive cash payment, in dollars, of the principal of and, subject to Section
3.06 hereof, interest on such Security (including any Additional Amounts payable in respect thereof) on the respective Payment Date expressed in such Security (or, in the case of prepayment, on the respective Prepayment Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

            Section 5.09. Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or any Security and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, each of the Guarantors, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            Section 5.10. Rights and Remedies Cumulative.

            Except as provided in Section 3.05, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            Section 5.11. Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

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            Section 5.12. Control by Majority.

            The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided, however, that:

            (a) such direction shall not be in conflict with any rule of law or with this Indenture or any Security or expose the Trustee to personal liability; and

            (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

            Section 5.13. Waiver of Past Defaults.

            The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past Default hereunder and its consequences, except a Default

            (a) in the cash payment in United States dollars of the principal of or interest on any Security and any Additional Amount payable in respect thereof, or

            (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

            Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

            Section 5.14. Undertaking for Costs.

            All parties to this Indenture agree, and each Holder of any Security by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement

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of the payment of the principal of or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of prepayment, on or after the respective Prepayment Dates).

            Section 5.15. Waiver of Stay, Extension or Usury Laws.

            Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company or any Guarantor from paying all or any portion of the principal of or interest on the Securities contemplated herein or in the Securities or which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

            Section 5.16. Change of Control.

            In the event of a Change of Control (the date of such occurrence, the "Change of Control Date"), the Company shall, not later than 10 days following the Change of Control Date, notify the Holders of Securities in writing of such occurrence and shall make an offer to purchase all or any part (equal to U.S.$1.00 or an integral multiple thereof) of such Holder's Securities (the "Change of Control Offer"), on a Business Day not later than 60 days following the Change of Control Date (the "Change of Control Payment Date"), at a cash purchase price in United States dollars equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the Change of Control Payment Date (including any Additional Amounts payable in respect thereof) (the "Change of Control Purchase Price"). Failure to mail such notice on the date specified below or to have satisfied the foregoing obligations by the date that the notice is required to be mailed shall constitute an Event of Default under Section 5.01(d).

            Notice of a Change of Control Offer shall be mailed by the Company not later than 10 days after the Change of Control Date to each of the Holders of Securities at their last registered address with a copy to the Trustee and each Paying Agent (other than the Trustee). The Change of Control Offer shall remain open from the time of mailing for at least 20 Business Days and until 5:00 p.m., New York City time, on the Change of Control Payment Date. The notice, which shall govern the terms of the Change of Control Offer, shall include such disclosures as are required by law and shall state:

            (a) that the Change of Control Offer is being made pursuant to this
      Section 5.16 and that all Securities tendered into the Change of Control Offer will be accepted for payment;

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            (b) the purchase price (including the amount of accrued interest, if any) for each Security, the Change of Control Payment Date, the last date on which the Change of Control Notice (as defined below) must be given to a Paying Agent, the date on which the Change of Control Offer expires and the names and addresses of any Paying Agent;

            (c) that any Security not tendered for payment will continue to accrue interest in accordance with its terms;

            (d) that, unless the Company shall default in the payment of the Change of Control Purchase Price, any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

            (e) that Holders electing to have Securities purchased pursuant to a Change of Control Offer will be required to surrender their Securities to a Paying Agent at the address specified in the notice prior to 5:00 p.m., New York City time, on the Change of Control Payment Date and must complete a notice of such election in the form of Exhibit A hereto or such other form proposed by the Company and acceptable to the Trustee (the "Change of Control Purchase Notice");

            (f) that Holders of Securities will be entitled to withdraw their election if the Paying Agent designated by the Company receives, not later than 5:00 p.m., New York City time, on the Change of Control Payment Date, a tested telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities the Holder delivered for purchase, the Security certificate number (if any) and a statement that such Holder is withdrawing his election to have such Securities purchased;

            (g) that Holders whose Securities are purchased only in part will be issued Securities equal in principal amount to the unpurchased portion of the Securities surrendered; and

            (h) the instructions that Holders must follow in order to tender their Securities and the procedures for withdrawing a Change in Control Purchase Notice.

            Such notice shall be accompanied by information concerning the business of the Company, the most recent annual and quarterly reports of the Company filed with the Commission pursuant to the Exchange Act (or, if the Company is not required to file any such reports with the Commission, the comparable reports prepared pursuant to Section 10.11), a description of material developments in the Company's business, information with respect to pro forma historical financial information after giving effect

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

to such Change of Control and such other information concerning the circumstances and relevant facts regarding such Change of Control and Change of Control Offer as would be material to a Holder of Securities in connection with the decision of such Holder as to whether or not it should tender Securities pursuant to the Change of Control Offer, including, but not limited to, the events causing such Change of Control and the date such Change of Control is deemed to have occurred.

            On the Change of Control Payment Date, the Company shall, to the extent lawful (i) accept for payment Securities or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent designated by the Company money in United States dollars, in immediately available funds, sufficient to pay the Change of Control Purchase Price of all Securities or portions thereof so tendered and accepted (including any Additional Amounts payable in respect thereof) and (iii) deliver to the Trustee the Securities so accepted together with an Officer's Certificate setting forth the Securities or portions thereof tendered to and accepted for payment by the Company. The Paying Agent designated by the Company shall promptly mail or deliver to the Holders of Securities so accepted payment in an amount equal to such Change of Control Purchase Price, and the Trustee shall promptly authenticate and mail or deliver or cause to be transferred by book entry to such Holders a new Security equal in principal amount to any unpurchased portion of each Security surrendered, if any, provided that each such new Security shall be in a principal amount of U.S.$1.00 or an integral multiple thereof. Any Securities not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable following the Change of Control Payment Date. Notwithstanding the foregoing provisions of this Section 5.16, the Company shall not be required to make a Change of Control Offer in order to satisfy the requirements of this Section 5.16 if a third party makes the Change of Control Offer in the manner, at the times and otherwise in full compliance with the requirements applicable to a Change of Control Offer made by the Company and purchases all Securities validly tendered and not withdrawn pursuant to such Change of Control Offer; provided, however, that any such third party shall be subject to Section 10.12 in respect of any amounts paid by such third party hereunder (for this purpose, Section 10.12 is modified by replacing "Company" with the name of the third party) and such Event of Default shall be cured only if such third party complies with Section 10.08 (as modified) or if the Company satisfies such third party's obligations under such Section.

            The Company shall comply, to the extent applicable, with the requirements of all applicable tender offer laws and regulations, including, to the extent applicable, Section 14(e) of and Rule 14e-1 under the Exchange Act, and the Company or any third party making a Change of Control Offer shall comply with any other applicable United States or foreign securities laws or regulations, including applicable laws or regulations of the Federative Republic of Brazil or any State thereof, and any applicable requirements of any securities exchange on which the Securities are listed, in connection

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with the repurchase of Securities pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 5.16, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 5.16 by virtue thereof.

            Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent designated by the Company, at the office of such Paying Agent or an office or agency referred to in Section 10.10, the Change in Control Purchase Notice contemplated by this Section 5.16 shall have the right to withdraw such Change in Control Purchase Notice at any time prior to the close of business on the Change in Control Purchase Date by delivery of a written notice of withdrawal to such Paying Agent or to an office or agency referred to in Section 10.10.

            For purposes of this Section 5.16, the Trustee shall act as Paying Agent unless the Company shall designate one or more other Paying Agents. Notwithstanding Section 3.07 and Section 10.03, the Company may not act as Paying Agent under this Section 5.16.

                                  ARTICLE SIX

                                  THE TRUSTEE

            Section 6.01. Certain Duties and Responsibilities.

            (a) Except during the continuance of an Event of Default,

            (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

            (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

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

            (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) this Subsection shall not be construed to limit the effect of Subsections (a) and (d) of this Section;

            (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities.

            (d) Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 6.01.

            Section 6.02. Notice of Defaults.

            Within 30 days after the occurrence of any Default, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of or interest on any security (including any Additional Amounts payable in respect thereof), the Trustee shall be protected in withholding such notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

            Section 6.03. Certain Rights of Trustee.

            Subject to Section 6.01 hereof:

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            (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of the Company or any Guarantor may be sufficiently evidenced by a Board Resolution thereof or by an Officer's Certificate of such Person as having been duly adopted and being in full force and effect on the date of such certificate;

            (c) the Trustee may consult, at the expense of the Company, with counsel and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by the Trustee in compliance with such request or direction;

            (e) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture that is not so authorized or conferred;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, appraisal, bond, debenture, note, coupon, security, other evidence of indebtedness or other paper or document; provided the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may deem fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney during the reasonable business hours of the Company; the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand;

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

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (h) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting to take any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate;

            (i) the Trustee shall not be deemed to have notice or be charged with knowledge(within the meaning of Section 6.02) of any Default or Event of Default unless written notice of such Default or Event of Default, as the case may be, is received by the Trustee at the Corporate Trust Office of the Trustee from the Company, any other obligor upon such Securities or by any Holder, and such notice references the Securities or this Indenture;

            (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent (including the Principal Paying Agent), custodian, co-trustee and other Person employed to act hereunder;

            (k) the Trustee may request that the Company deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any persons authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

            (l) the permissive right of the Trustee hereunder to take or omit to take any action shall not be construed as a duty;

            (m) the Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action.

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            Section 6.04. Trustee Not Responsible for Recitals, Dispositions of
Securities or Application of Proceeds Thereof.

            The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Guarantors, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company and any other obligor upon the Securities in connection with the registration of any Securities and any and all Guarantees issued hereunder were true when made, and accurate subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

            Section 6.05. Trustee and Agents May Hold Securities; Collections; etc.

            The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities, with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent and, subject to Sections 6.08 and 6.13 hereof and Sections 310 and 311 of the Trust Indenture Act, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

            Section 6.06. Money Held in Trust.

            All moneys received by the Trustee or any Paying Agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required herein or by law. None of the Trustee or any Paying Agent shall be under any liability for interest on any moneys received by it hereunder.

            Section 6.07. Compensation and Indemnification of Trustee and Its Prior Claim.

            The Company and each Guarantor covenant and agree:

            (a) to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

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

            (b) to reimburse the Trustee and each predecessor Trustee upon its request for all reasonable and documented out-of-pocket expenses, fees, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable and documented compensation, fees, and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except any such reasonable expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct; and

            (c) to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with this Indenture, including the acceptance or administration of this Indenture or the trusts hereunder and the performance of its duties hereunder, including enforcement of this Section 6.07, and the reasonable and documented costs and expenses of defending itself (including the reasonable and documented fees and expenses of its counsel) in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company and each Guarantor under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for such expenses, fees, disbursements and advances shall constitute an additional obligation hereunder and, together with the Lien provided for in the next sentence, shall survive the resignation or removal of the Trustee, the satisfaction and discharge of this Indenture and/or the termination of this Indenture for any reason. To secure the obligations of the Company and of each Guarantor to the Trustee under this
      Section 6.07, the Trustee shall have a prior Lien upon all property and funds held or collected by the Trustee as such, except funds and property paid by the company or any Guarantor and held in trust for the benefit of the Holders of particular Securities under this Indenture. The Trustee shall be entitled to file a proof of claim in any bankruptcy proceeding as a secured creditor for its reasonable compensation, fees and expenses under this Section 6.07.

            In addition and without prejudice to the rights provided to the Trustee under any of the provisions of this Indenture, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in
Section 5.01(i), Section 5.01(j), Section 5.01(k) or Section 5.01(l), the expenses (including the reasonable and documented charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Bankruptcy Law or comparable or expenses in the case of an Event of Default specified in Section 5.01(l).

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            Section 6.08. Conflicting Interests.

            If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee shall eliminate such interest, apply to the Commission for permission to continue as trustee or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture, under the Net Sul Indenture or under any other indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are any Guarantor are outstanding. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

            Section 6.09. Corporate Trustee Required; Eligibility.

            There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Trust Indenture Act Sections 310(a)(1) and 310(a)(5) and which shall be a United States banking institution with a combined capital and surplus of at least U.S.$300,000,000, and have a Corporate Trust Office in The City of New York. If such institution publishes reports of condition at least annually, pursuant to law or to the requirements of United States Federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such institution shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            Section 6.10. Resignation and Removal; Appointment of Successor Trustee.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

            (b) The Trustee, or any trustee or trustees hereinafter appointed, may at any time resign by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument executed by authority of the Board of the Company, a copy of which shall be delivered to the resigning Trustee and a copy to the successor Trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 20 Business Days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months

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may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor Trustee.

            (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within 30 days after the Trustee's receipt of such notice of removal, the departing Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (d) If at any time:

            (1) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act in accordance with Section 6.08 hereof after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 6.09 hereof and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose or rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution of its Board may remove the Trustee, or (ii) subject to Section 5.14, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution of its Board, shall promptly appoint a successor Trustee in accordance with Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee

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

and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Securities and accepted appointment in the manner hereinafter provided, the Holder of any Security who has been a bona fide Holder for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

            Section 6.11. Acceptance of Appointment by Successor.

            Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee as if originally named as Trustee hereunder; but, nevertheless, on the written request of the Company or the successor Trustee, upon payment of amounts due it pursuant to Section 6.07, such retiring Trustee shall duly assign, transfer and deliver to the successor Trustee all moneys and property at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers, duties and obligations of the retiring Trustee, subject to the lien provided for in Section 6.07. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 6.07.

            No successor Trustee with respect to the Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor Trustee shall be eligible to act as Trustee under this Article.

            Upon acceptance of appointment by any successor Trustee as provided in this Section 6.11, the successor shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10(f).

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            Section 6.12. Merger, Conversion, Amalgamation, Consolidation or
Succession to Business.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated or amalgamated, or any Person resulting from any merger, conversion, amalgamation or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such Person shall be eligible under this Article to serve as Trustee hereunder.

            In case at the time such successor to the Trustee under this Section
6.12 shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee under this Section 6.12 may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

            Section 6.13. Preferential Collection of Claims Against Company.

            The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of that Act. If the present or any future Trustee shall resign or be removed, it shall be subject to Section 311(a) of the Trust Indenture Act to the extent provided therein.

            Section 6.14. Appointment of Co-Trustee.

            The Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least 25% in principal amount of the Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee and, if no Event of Default shall have occurred and be continuing, by the Company to act as co-trustee, jointly with the Trustee. If the Company or any applicable Guarantor does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

            Every co-trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

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            (a) the Securities shall be authenticated and delivered, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee;

            (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee jointly, as shall be provided in the instrument appointing such co-trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee;

            (c) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company, may accept the resignation of or remove any co-trustee appointed under this Section, and, if an Event of Default shall have occurred and be continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company and each applicable Guarantor shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee so resigned or removed may be appointed in the manner provided in this Section;

            (d) neither the Trustee nor any co-trustee trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

            (e) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee.

            Section 6.15. Appointment of Authenticating Agent.

            Pursuant to and in accordance with Section 3.03, the Trustee may appoint an Authenticating Agent or Agents with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange, registration of transfer or partial prepayment thereof or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the

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

Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States, any State or Territory thereof or the District of Columbia or the Commonwealth of Puerto Rico, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            Any Person into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Person succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such Person shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

            The provisions of Sections 3.08, 6.04 and 6.05 shall be applicable to each Authenticating Agent.

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

            If an appointment with respect to the Securities shall be made pursuant to this Section, such Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

            This is one of the Securities referred to in the within-mentioned Indenture.

                                    THE BANK OF NEW YORK, as Trustee

                                    By______________________________,
                                       as Authenticating Agent

                                    By______________________
                                       Authorized Officer

            Section 6.16. Intercreditor Agreement; No Obligations With Respect to Collateral or Other Security Documents.

            (a) Each Holder, by accepting any of the Securities, appoints and authorizes the Trustee to execute and deliver the Intercreditor Agreement on behalf of such Holder, and agrees to be bound by the provisions of the Intercreditor Agreement, including, without limitation, Article Four thereof. The Company and the Guarantors hereby acknowledge that the Trustee will execute and deliver the Intercreditor Agreement as aforesaid and consent to the same. The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in connection with its entering into and performance of its duties under and in respect of the Intercreditor Agreement.

            (b) Notwithstanding its execution and delivery of the Intercreditor Agreement and the performance of its duties thereunder, the Trustee shall have no duty or liability in respect of, or obligation to perform or observe any of the provisions of, any of the other Security Documents or the Collateral.

            (c) The Trustee shall have no duty, obligation or liability under or in respect of any of the Security Documents (other than in respect of its obligation aforesaid to perform its duties under the Intercreditor Agreement) by reason of or arising out of this Indenture, nor shall the Trustee be obligated to perform any of the obligations or duties of the Collateral Agent or any other party thereto or to take any action to collect or enforce any claim for payment hereunder, thereunder or otherwise. The Trustee shall have no obligation to enforce any provision of the

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

      Security Documents or to take any other steps in connection with the Collateral or any other collateral.

            (d) The Trustee makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title thereto or as to the security afforded thereby, or as to the validity, attachment, perfection, priority or enforceability of the Liens in any of the Collateral created or intended to be created by any Security Document, nor shall the Trustee have any involvement with or in respect of the Collateral, including any duty to maintain, monitor or insure any of the Collateral, all of which shall be the obligation of the Collateral Agent and/or others. The Trustee shall have no responsibility to make or to see to the making of any recording, filing or registration of any instrument or notice (including any financing or continuation statement or any tax or securities form) at any time in any public office or elsewhere for the purpose of perfecting, maintaining the perfection of or otherwise making effective the Lien of any Security Document or for any other purpose and shall have no responsibility for seeing to the maintenance of insurance on the Collateral or for paying any taxes, charges or assessments on or relating to the Collateral or for otherwise maintaining the Collateral.

                                 ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

            Section 7.01. Preservation of Information; Company to Furnish Trustee Names and Addresses of Holders.

            (a) The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders; provided, however, that if and for so long as the Trustee shall be the Security Registrar, the Security Register shall satisfy the requirements relating to such list. None of the Company, any Guarantor nor the Trustee shall be under any responsibility with regard to the accuracy of such list.

            (b) The Company will furnish or cause to be furnished to the
      Trustee:

            (i) semiannually, not more than 10 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

            (ii) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

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

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished pursuant to this Subsection 7.01(b).

            Section 7.02. Communications of Holders.

            Holders may communicate with other Holders with respect to their rights under this Indenture or under the Securities pursuant to Section 312(b) of the Trust Indenture Act. The Company and the Trustee and any and all other persons benefited by this Indenture shall have the protection afforded by
Section 312(c) of the Trust Indenture Act.

            Section 7.03. Reports by Trustee.

            Within 60 days after June 15 of each year, commencing with the first June 15 following the date of this Indenture, the Trustee shall mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such June 15 that complies with Section 313(a) of the Trust Indenture Act. The Trustee shall also comply with Sections 313(b), 313(c) and 313(d) of the Trust Indenture Act. At the time of its mailing to Holders, a copy of each report shall be filed with the Company, the Commission and with each national securities exchange on which the Securities are listed. The Company shall notify the Trustee when the Securities are listed on any stock exchange.

            Section 7.04. Reports by Company.

            The Company shall file with the Trustee, copies of the reports and of the information and documents which the Company is required to provide to any person under Section 10.11 hereof.

                                 ARTICLE EIGHT

                      AMALGAMATION, CONSOLIDATION, MERGER,
                              SALE OF ASSETS, ETC.

            Section 8.01. Company or Guarantor May Consolidate, etc., Only on Certain Terms.


            (a) The Company shall not, in a single transaction or through a series of transactions, consolidate, combine or amalgamate with or merge with or into any Person or, directly or indirectly, sell, assign, convey, lease, transfer or otherwise dispose of all or substantially all of its properties and assets to, any Person or Persons, or permit any of the Restricted Subsidiaries to enter into any such transaction or series of transactions, if such transaction or series of transactions, in the aggregate, would result in the sale, assignment, conveyance, lease, transfer or disposition of all or substantially all of the properties and assets of the Company and the Restricted Subsidiaries, taken as a whole, to any person or persons, unless:

            (i) either the Company or its applicable Restricted Subsidiary, as the case may be, is the continuing entity, or the Person formed by the consolidation, or into which the Company or its applicable Restricted Subsidiary is merged, or that acquired or leased such property or assets of the Company or its applicable Restricted Subsidiary (in either case, the "Surviving Entity") will be a company organized and validly existing under the laws of Brazil or any state of the United States and the Surviving Entity expressly assumes (jointly and severally with the Company or its applicable Restricted Subsidiary unless the Company or its applicable Restricted Subsidiary will have ceased to exist as a result of the merger, consolidation or amalgamation) by a supplemental indenture all of the obligations of the Company or its applicable Restricted Subsidiary, as the case may be, under the Securities and this Indenture;

            (ii) the Surviving Entity (jointly and severally with the Company or its applicable Restricted Subsidiary unless the Company or the applicable Restricted Subsidiary shall have ceased to exist as a result of the merger, consolidation or amalgamation) agrees to indemnify each Holder against any tax, assessment or governmental charge imposed on such Holder solely as a consequence of the merger, consolidation or amalgamation, conveyance, transfer or lease with respect to the payment of principal of, or interest on, the Securities;

            (iii) immediately after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness Incurred or anticipated to be Incurred in connection with or in respect of such transaction or series of transactions), the Company or the Surviving Entity (assuming such Surviving Entity's assumption of the Company's obligations under the Securities and this Indenture), as the case may be, would be able to Incur U.S.$1.00 of Indebtedness under
      Section 10.14 hereof;

            (iv) immediately after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness Incurred or anticipated to be Incurred in connection with or in respect of such transaction or series of transactions), no Default shall have occurred and be continuing;

            (v) each Guarantor shall have delivered a supplemental indenture or other written instrument in form satisfactory to the Trustee confirming its Guarantee; and

            (vi) the Company or its applicable Restricted Subsidiary or the Surviving Entity, as the case may be, shall have delivered to the Trustee an

      Officer's Certificate from an Officer and an Opinion of Counsel stating that such transaction and the supplemental indenture or other written instrument comply with this Section 8.01(a) and that all conditions precedent in this Indenture relating to the transaction have been satisfied, provided that (A) in giving such Opinion of Counsel, such counsel may rely on officer's certificates as to any matters of fact (including, without limitation, as to compliance with the foregoing clauses (iii) and (iv)) and (B) no Opinion of Counsel shall be required for a merger, consolidation, amalgamation, sale, assignment, conveyance, lease, transfer or other disposition described in the last paragraph of this Section 8.01.

            (b) Any Guarantor (other than any Restricted Subsidiary whose Guarantee is being released pursuant to Section 13.03 hereof as a result of any of the transactions referred to below) shall not, and the Company shall not permit any Guarantor to, in a single transaction or through a series of transactions, consolidate, combine or amalgamate with or merge with or into any Person or, directly or indirectly, sell, assign, convey, lease, transfer or otherwise dispose of all or substantially all of its properties and assets to any other Person or Persons, or permit any of its Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in the sale, assignment, conveyance, lease, transfer or other disposition of all or substantially all of the properties and assets of the Guarantor and its Subsidiaries, taken as a whole, to any Person or Persons, unless at the time and after giving effect thereto:

            (i) Such Guarantor is the continuing entity, or the Person formed by the consolidation, or into which the Guarantor is merged, or that acquired or leased such property or assets of the Guarantor (in either case, the "Surviving Guarantor") will be a company organized and validly existing under the laws of Brazil or any state of the United States and the Surviving Guarantor expressly assumes (jointly and severally with the Guarantor unless the Guarantor shall have ceased to exist as a result of the merger, consolidation or amalgamation) by a supplemental indenture all of the obligations of the Guarantor, as the case may be, under the Securities and this Indenture;

            (ii) the Surviving Guarantor (jointly and severally with the Guarantor unless the Guarantor shall have ceased to exist as a result of the merger, consolidation or amalgamation) agrees to indemnify each Holder against any tax, assessment or governmental charge imposed on such Holder solely as a consequence of the merger, consolidation or amalgamation, conveyance, transfer or lease with respect to the payment of principal of, or interest on, the Securities;

            (iii) immediately after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness Incurred or anticipated to be Incurred in connection with or in respect of such transaction or series of transactions and assuming such Surviving Guarantor's

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      assumption of the Guarantor's obligations under its Guarantee and this
      Indenture), the Company could Incur U.S.$1.00 of additional Indebtedness under Section 10.14 hereof;

            (iv) immediately after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness Incurred or anticipated to be Incurred in connection with or in respect of such transaction or series of transactions), no Default shall have occurred and be continuing;

            (v) such Guarantor, unless it is the other party to the transaction or transactions described above, shall have delivered a supplemental indenture or other written instrument in form satisfactory to the Trustee confirmed that its Guarantee shall apply to the obligations of the Company under this Indenture and the Securities;

            (vi) such Guarantor or the Surviving Guarantor, as the case may be, shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel stating that such transaction and the supplemental indenture or other written instrument comply with this Section 8.01(b) and that all conditions precedent in this Indenture relating to the transaction have been satisfied, provided that (A) in giving such Opinion of Counsel, such counsel may rely on officer's certificates as to any matters of fact (including, without limitation, as to compliance with the foregoing clauses (iii) and (iv)) and (B) no Opinion of Counsel will be required for a merger, consolidation, amalgamation, sale, assignment, conveyance, lease, transfer or other disposition described in the last paragraph of this Section 8.01(b).

            Notwithstanding the foregoing paragraphs (a)(ii), (a)(iii), (b)(ii) and (b)(iii), any Restricted Subsidiary may consolidate or amalgamate with, merge with or into or sell, assign, convey, lease, transfer or otherwise dispose all or part of its properties and assets to the Company or any of the Restricted Subsidiaries. The foregoing paragraphs shall not limit any sale, transfer, conveyance, merger, consolidation, dissolution or liquidation of any Restructuring Subsidiary with, to or into the Company or any Restricted Subsidiary.

            Section 8.02. Successor Substituted.

            Upon any consolidation, combination or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company or any Guarantor in accordance with Section 8.01 hereof, the successor person formed by such consolidation or into which the Company or such Guarantor, as the case may be, is merged or the successor person to which such sale, assignment, conveyance, transfer, lease or other disposition is made, shall succeed to, and

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be substituted for, and may exercise every right and power of, the Company or such Guarantor, as the case may be, under this Indenture and/or the Securities, as the case may be, with the same effect as if such successor had been named as the Company or such Guarantor, as the case may be, herein and in the Securities. In the case of any merger, consolidation or combination involving a Guarantor, the Guarantor or the resulting, surviving or transferee Person (if other than the Guarantor) shall expressly assume, by supplemental indenture, all of the Guarantor's obligations under its Guarantee and this Indenture, which instrument shall be delivered to the Trustee.

                                  ARTICLE NINE

                       SUPPLEMENTAL INDENTURES AND WAIVERS

            Section 9.01. Supplemental Indentures, Agreements and Waivers Without Consent of Holders.

            Without the consent of any Holders, the Company and the Guarantors, when authorized by a Board Resolution of the Board of the Company and each Guarantor, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or agreements or other instruments with respect to this Indenture, in form and substance satisfactory to the Trustee, or waiver for any of the following purposes:

            (a) to evidence the succession, in compliance with Article Eight hereof, of another Person to the Company or a Guarantor, and the assumption by any such successor of the covenants of the Company or such Guarantor herein and in the Securities, as the case may be;

            (b) to add to the covenants of the Company, any of its subsidiaries or any Guarantor for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or any Guarantor, as applicable, herein or in the Securities, as the case may be;

            (c) to cure any ambiguity, to correct or supplement any provision herein or in the Securities which may be defective or inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture or the Securities; provided, however, that, in each case, such provisions shall not adversely affect the interests of the Holders;

            (d) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by Section 9.05 hereof or otherwise;

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            (e) to add a Guarantor pursuant to the terms of Article Thirteen;

            (f) to evidence and provide the acceptance of the appointment of a successor Trustee or any co-trustee hereunder; and

            (g) to mortgage, pledge, hypothecate or grant a security interest in any property or assets in favor of the Trustee for the benefit of the Holders as security for the payment and performance of the Indenture Obligations.

            Section 9.02. Supplemental Indentures, Agreements and Waivers with Consent of Holders.

            With the written consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company, each Guarantor and the Trustee, the Company, and each Guarantor (if a party thereto) when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto or agreements or other instruments with respect to any Security satisfactory to the Trustee for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or the Securities, or of modifying in any manner the rights of the Holders under this Indenture or the Securities. The Holders of not less than a majority in aggregate principal amount of the outstanding Securities may waive compliance by the Company and each Guarantor with any provision of this Indenture or the Securities. However, no such supplemental indenture, agreement or instrument, including any waiver pursuant to Section 5.13, shall, without the written consent or waiver of the Holder of each Outstanding Security affected thereby:

            (a) extend the maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest or any Additional Amounts in respect thereof, alter the prepayment provisions of the Securities or this Indenture, or change the coin or currency in which any Security or the accrued interest thereon or any Additional Amounts in respect thereof is payable, change the place or postpone the time at which payments on the Securities are made, or impair the right to institute suit for the enforcement of any payment on or with respect to the Securities or any Additional Amount, in respect thereof;

            (b) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any amendment or supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences) or consent provided for in this Indenture or with respect to any Security;

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            (c) waive a default in payment with respect to the Securities;

            (d) modify any of the provisions of this Section 9.02 or Sections 1.04, 5.08, 5.13 and 10.11, except to increase any such percentage, if applicable thereto, or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby;

            (e) alter the Company's obligation to repurchase Securities in accordance with the provisions of Article Eleven or waive any default in the performance thereof;

            (f) modify any of the provisions relating to a Change of Control in any material respect that is adverse to any Holder;

            (g) adversely affect the ranking of the Securities or any Guarantee in a manner adverse to any Holder;

            (h) except as provided in Section 13.03, release any Guarantor from any of its obligations under its Guarantee or this Indenture;

            (i) make any change that would result in the Company or any Guarantor being required to make any withholding or deduction from payments made under or with respect to the Securities (including payments made pursuant to any Guarantee); or

            (j) amend or modify the provisions of Section 10.12.

            Upon the written request of the Company and each Guarantor accompanied by a copy of a Board Resolution of the Board of each of them authorizing the execution of any such supplemental indenture or other agreement, instrument or waiver, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company and each Guarantor in the execution of such supplemental indenture or other agreement, instrument or waiver.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture or other agreement, instrument or waiver, but it shall be sufficient if such Act shall approve the substance thereof.

            Section 9.03. Execution of Supplemental Indentures, Agreements and Waivers.

            In executing, or accepting the additional trusts created by, any supplemental indenture, agreement, instrument or waiver permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be

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entitled to receive, and (subject to Section 6.01 hereof) shall be fully protected in relying upon, an Opinion of Counsel and an Officer's Certificate from each obligor under the Securities entering into such supplemental indenture, agreement, instrument or waiver, each stating that the execution of such supplemental indenture, agreement, instrument or waiver (a) is authorized or permitted by this Indenture and (b) does not violate the provisions of any agreement or instrument evidencing any other Indebtedness of the Company, any Guarantor or any Subsidiary of the Company. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture, agreement, instrument or waiver which affects the Trustee's own rights, duties or immunities under this Indenture, the Securities or otherwise.

            Section 9.04. Effect of Supplemental Indentures.

            Upon the execution of any supplemental indenture under this Article Nine, this Indenture and the Securities, if applicable, shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture and the Securities, if applicable, as the case may be, for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            Section 9.05. Conformity with Trust Indenture Act.

            Every supplemental indenture executed pursuant to this Article Nine shall conform to the requirements of the Trust Indenture Act as then in effect.

            Section 9.06. Reference in Securities to Supplemental Indentures.

            Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of the Company, to any such supplemental indenture may be prepared and executed by the Company and each Guarantor and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

            Section 9.07. Record Date.

            The Company may, but shall not be obligated to, fix, with the approval of the Trustee, a record date for the purpose of determining the Holders entitled to consent to any supplemental indenture, agreement or instrument or any waiver, and shall promptly notify the Trustee of any such record date. If a record date is fixed, those persons who were Holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such supplemental indenture, agreement, instrument or waiver or to revoke any consent previously given, whether or not such

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persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

            Section 9.08. Revocation and Effect of Consents.

            Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if a notation of the consent is not made on any Security. However, any such Holder, or subsequent Holder, may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver shall become effective in accordance with its terms and thereafter bind every Holder.

                                  ARTICLE TEN

                                   COVENANTS

            Section 10.01. Payment of Principal, Premium and Interest.

            The Company shall duly and punctually pay the principal of and interest on the Securities, and any Additional Amounts payable in respect thereof, in accordance with the terms of the Securities and this Indenture.

            Section 10.02. Maintenance of Corporate Existence.

            The Company shall, and the Company shall cause its Restricted Subsidiaries to, maintain in effect its corporate, partnership or other existence and all necessary registrations and take all actions to maintain all rights, licenses, privileges, titles to property, and franchises necessary or desirable in the normal conduct of their respective businesses, activities or operations; provided that this Section 10.02 shall not require (a) the Company and its Restricted Subsidiaries to maintain any right, license, privilege, title to property, or franchise; or (b) the Company to preserve the corporate, partnership or other existence of any Restricted Subsidiary, if the failure to do so would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole, or have a material adverse effect on the rights of the Holders of the Securities. This limitation shall not prohibit a sale, transfer or other conveyance of a Restricted Subsidiary of the Company or any of its assets in compliance with the terms of this Indenture. This limitation shall not prohibit a sale, transfer, conveyance, merger, consolidation, dissolution or liquidation of any Restructuring Subsidiary with, to or into the Company or any Restricted Subsidiary.

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            Section 10.03. Money for Security Payments to Be Held in Trust.

            If the Company shall at any time act as its own Paying Agent, it shall, on or before each due date of the principal of, interest on or any other amounts owing in respect of, any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal of, interest on, or any other amounts owing with respect to, any of the Securities so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

            If the Company is not acting as Paying Agent, the Company shall, on or before each due date of the principal of or interest on, any Securities, deposit with a Paying Agent a sum in same day funds sufficient to pay the principal or interest so becoming due in the manner set forth in Section 3.07, such sum to be held in trust for the benefit of the Holders entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of such action or any failure so to act.

            If the Company is not acting as Paying Agent, the Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent shall:

            (a) hold all sums held by it for the payment of the principal of or interest on Securities in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

            (b) give the Trustee notice of any Default by the Company or any Guarantors (or any other obligor upon the Securities) in the making of any payment of principal of or interest on the Securities;

            (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

            (d) acknowledge, accept and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and liabilities of such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same

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trusts as those upon which such sums were held by the Company or such Paying
Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company upon receipt of a Company Request therefor, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining shall be repaid to the Company.

            Section 10.04. Maintenance of Properties.

            The Company shall, and the Company shall cause its Restricted Subsidiaries to, keep its property that is useful or necessary in the conduct of its business in good working order and condition, ordinary wear and tear excepted; provided that the Company and its Restricted Subsidiaries shall not be required to maintain any such property if the failure to do so would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole, or have a material adverse effect on the rights of the Holders.

            Section 10.05. Compliance with Laws.

            The Company shall, and the Company shall cause its Restricted Subsidiaries to, comply at all times with all applicable laws, rules, regulations, orders and directives of any government or governmental agency or authority having jurisdiction over the Company and its Restricted Subsidiaries, their respective businesses or any of the transactions contemplated by the Securities and this Indenture, except for such noncompliances as would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole, or have a material adverse effect on the rights or remedies of the Holders.

            Section 10.06. Maintenance of Governmental Authorizations.

            The Company shall, and the Company shall cause its Restricted Subsidiaries to duly and promptly obtain and maintain in full force and effect all

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consents, concessions, authorizations, approvals or licenses of any government or governmental agency or authority under the laws of Brazil or any jurisdiction having jurisdiction over the Company or its Restricted Subsidiaries, as the case may be, necessary in all cases for the Company and its Restricted Subsidiaries, as the case may be (a) to operate their respective businesses and (b) to perform their respective obligations under the Securities and this Indenture, as the case may be, including, without limitation, any authorization required to obtain and transfer U.S. dollars out of Brazil in connection with payments under the Securities and this Indenture. Notwithstanding the foregoing, the Company and its Restricted Subsidiaries will not be in breach of this covenant by reason of the occurrence of a Dollar Constraint; provided that, in the event of a Dollar Constraint, the Company complies with the applicable requirements described in
Section 3.14.

            Section 10.07. Payment of Taxes and Other Claims.

            The Company shall, and shall cause its Restricted Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary, as the case may be, which, if unpaid, might by law become a lien upon the property of the Company or such Restricted Subsidiary, as the case may be; provided, however, that neither the Company nor any Restricted Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith and, if appropriate, by appropriate legal proceedings or where the failure to pay or discharge, or cause to be paid or discharged, would not have a material adverse effect on the Company and its Subsidiaries, taken as a whole, or have a material adverse effect on the rights of the Holders.

            Section 10.08. Maintenance of Insurance.

            The Company shall, and the Company shall cause its Restricted Subsidiaries to, maintain insurance with insurance companies that the Company reasonably believes to be financially sound in such amounts and covering such risks as is customarily carried by companies engaged in similar businesses and owning and/or operating properties or facilities similar to those owned and/or operated by the Company or its Restricted Subsidiaries in the same general locations in which the Company and its Restricted Subsidiaries own and/or operate properties or facilities (which may include self-insurance, if reasonable and in comparable form to that maintained by companies similarly situated).

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            Section 10.09. Maintenance of Books and Records.

            The Company shall, and the Company shall cause its Restricted Subsidiaries to, maintain books, accounts and records in accordance with Brazilian GAAP and all applicable laws.

            Section 10.10. Maintenance of Office or Agency.

            The Company shall maintain an office or agency in the Borough of Manhattan, The City of New York (which may be an office of the Trustee or the Principal Paying Agent or an affiliate of the Trustee or the Principal Paying Agent), where notices to and demands upon the Company in respect of the Securities and this Indenture may be served. Initially, this office or agency shall be the Corporate Trust Office of the Trustee, and the Trustee is initially appointed as the agent of the Company for such purposes, and the Company hereby agrees to give prompt written notice to the Trustee of any change in the location or designation of such office or agency.

            Section 10.11. Reports and Notices.

            Notwithstanding that the Company may not be required to be or remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file (if then permitted to do so) with the Commission and provide (whether or not so filed with the Commission), within 15 days after the date on which the Company is required to file the same with the Commission (or would be so required if it were subject to such reporting requirements), the Trustee and Holders and prospective Holders (upon request) with the annual reports and the information, documents and other reports, which are specified in Sections 13 and 15(d) of the Exchange Act. The Company shall comply with the provisions of TIA ss. 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of same shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

            The Company and its Restricted Subsidiaries shall not reduce the level of all public disclosure practices (including those relating to the disclosure of customer churn rates and subscriber base) of the Company and its Restricted Subsidiaries as of the Issue Date and shall comply with all applicable public disclosure requirements under the laws of Brazil with respect to information to be disclosed publicly to shareholders and creditors.

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            The Company shall provide to the Trustee:

            (a) promptly (but in any event within 10 Business Days of any Officer of the Company or any Restricted Subsidiary becoming aware of the occurrence) notice of the occurrence of (i) a Default, (ii) an Event of Default, (iii) any action by any holder of Senior Secured Indebtedness to accelerate Indebtedness owing to it by the Company or a Restricted Subsidiary or (iv) any legal action by any holder of Senior Secured Indebtedness to enforce Indebtedness owing to it by the Company or a Restricted Subsidiary;

            (b) promptly (but in any event within 10 Business Days after sending any notice described in clause (a) immediately above), a written report prepared by an Officer of the Company setting forth the details of the relevant event and the action that the Company and any applicable Restricted Subsidiary is taking or proposes to take with respect to the event; and

            (c) promptly, notice that any Default or Event of Default has been cured, along with an Officer's Certificate describing the steps taken in connection with the cure.

            Section 10.12. Additional Amounts.

            (a) Except as provided below, the Company or any Guarantor shall make all payments of principal and interest on the Securities without withholding or deduction for or on account of any present or future taxes, duties, assessments, fees, levies or other governmental charges of any nature and any fines, penalties or interest related thereto (collectively, "Taxes") imposed by Brazil or the jurisdiction in which the Paying Agent or any Guarantor is organized or from or through which payment is made, or in each case, any political subdivision or governmental authority of those jurisdictions having the power to tax (each, a "Taxing Jurisdiction"). If the Company or any Guarantor is required by law to withhold or deduct any such Taxes, except as provided below, the Company or such Guarantor shall pay the Holders any additional amounts necessary to ensure that they receive the same amount as they would have received without such withholding or deduction ("Additional Amounts").

            The Company or any Guarantor shall not, however, pay any Additional Amounts in connection with any Tax that is imposed due to or in respect of any of the following:

            (i) the Holder or beneficial owner has some connection (present or former) with the Taxing Jurisdiction other than merely holding the Securities or receiving principal or interest payments on the Securities (such as, without limitation, citizenship, nationality, residence, domicile, or existence of a business,

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      a permanent establishment, a dependent agent, a place of business or a place of management present or deemed present within the Taxing Jurisdiction);

            (ii) any Tax imposed on, or measured by, net income;

            (iii) the failure of a Holder to comply with a request by the Company or any Guarantor to satisfy any certification, identification or other reporting requirements, imposed as a precondition to exemption from or reduction in the rate of such tax by statute, treaty, regulation or administrative practices, concerning nationality, residence or connection with a Taxing Jurisdiction; provided that at least 30 days prior to the first payment date with respect to which compliance with such certification, identification or other reporting requirement is required, the Holder has been notified by the Company or the Paying Agent that such compliance is required;

            (iv) if, where presentation is required, the Holder has failed to present its Securities within 30 days after the date such payment was due and payable or such payment was provided for, whichever is later;

            (v) where any Tax is imposed on a payment on the Securities and is required to be made pursuant to Council Directive 2003/48/EC of the Council of the European Union on the taxation of income in the form of interest payments (or any European Union Directive otherwise implementing the conclusions of the ECOFIN Council Meeting of 26 and 27 November 2000) or any law implementing or complying with, or introduced in order to conform to, any such Directive;

            (vi) if, where presentation is required, the Holder or beneficial owner could avoid any tax, duty, assessment or other governmental charge by presenting the relevant Securities for payment to, another paying agent located in a member state of the European Union;

            (vii) any estate, inheritance, gift, sales, transfer, personal property or other similar taxes; and

            (viii) any Tax which is payable otherwise than by deduction or withholding from payments made under or with respect to the Securities.

            (b) The Company or any Guarantor shall also (i) make such withholding or deduction and (ii) remit the full amount withheld or deducted to the relevant taxing authority in accordance with applicable law. Following written request from the Trustee, the Company shall furnish to the Trustee, as soon as practicable after the date of payment of any such Taxes, certified copies of tax receipts or, if such receipts are not obtainable, documentation reasonably satisfactory to the Trustee evidencing such

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payment by the Company or such Guarantor. Upon written request from any Holder to the Trustee, copies of such receipts or other documentation, as the case may be, shall be made available to the Holder. At least 10 Business Days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Company or any Guarantor is obligated to pay Additional Amounts with respect to such payment, the Company or any Guarantor shall deliver to the Trustee an officer's certificate stating that Additional Amounts will be payable, the amounts so payable and setting forth such other information as the Trustee may reasonably require for tax purposes.

            (c) The Company or any Guarantor shall, upon the written request of any Holder, indemnify and hold harmless and reimburse such Holder for the amount of any Taxes imposed by any Taxing Jurisdiction (other than any such Taxes for which the Holder would not have been entitled to receive Additional Amounts pursuant to any of the conditions described in the second paragraph of this
Section 10.12, or Taxes that result from the gross negligence or unreasonable delay of such Holder) so imposed on, and paid by, such Holder as a result of any payment of principal or interest on the Securities, so that the net amount received by such Holder after such reimbursement would not be less than the net amount the Holder would have received if such Taxes had not been imposed or levied and so paid. Holders shall be obligated to provide reasonable documentation and to cooperate with the Company in connection with the foregoing.

            (d) The Company or any Guarantor shall pay any stamp, administrative, court, documentary, excise or similar taxes arising in a Taxing Jurisdiction in connection with the Securities and shall indemnify the Holders for any such taxes paid by Holders.

            (e) If European Council Directive 2003/48/EC or any other Directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 is brought into force and the Company is otherwise using a paying agent located in a member state of the European Union, the Company shall use reasonable efforts to maintain a paying agent in a European Union member state that will not be obliged to withhold or deduct tax pursuant to the Directive; provided that the Company shall not be required to maintain any such paying agent if doing so would be detrimental to the Company or any Guarantor.

            (f) All references to principal, interest or other amounts payable on the Securities shall be deemed to include any Additional Amounts payable by the Company or any Guarantor under the Securities or this Indenture. The foregoing obligations shall survive any termination, defeasance or discharge of the Securities and this Indenture.

            Section 10.13. Limitation on Liens.

            The Company shall not, and shall not permit any Restricted Subsidiary to, create, Incur, assume or otherwise cause or suffer to exist any Lien of any kind (other than Permitted Liens) upon any of their respective property or assets, or any proceeds from such property or assets, to secure any Indebtedness without making effective provision whereby all of the Securities will be directly secured equally and ratably with, or prior to, such Indebtedness.

            Section 10.14. Limitation on Additional Indebtedness.

            The Company shall not, and the Company shall not permit its Restricted Subsidiaries to, directly or indirectly, Incur any additional Indebtedness; provided, however, that the Company and its Restricted Subsidiaries may Incur Indebtedness if on the date of the Incurrence of such Indebtedness (x) the Consolidated Interest Expense Ratio would be greater than the ratio set forth with respect to the applicable period specified below within which such date falls:

              PERIOD                                         RATIO
October 31, 2004-December 31, 2004                        1.10 to 1.00
January 1, 2005-December 31, 2005                         1.25 to 1.00
January 1, 2006-December 31, 2006                         1.35 to 1.00
January 1, 2007-December 31, 2007                         1.90 to 1.00
January 1, 2008-December 31, 2008                         2.70 to 1.00
January 1, 2009 and thereafter                            4.80 to 1.00

and (y) the Consolidated Leverage Ratio would be less than the ratio set forth with respect to the applicable period specified below within which such date falls:

              PERIOD                                         RATIO
October 31, 2004-December 31, 2004                        3.2 to 1.00
January 1, 2005-December 31, 2005                         3.0 to 1.00
January 1, 2006-December 31, 2006                         2.5 to 1.00
January 1, 2007-December 31, 2007                         2.0 to 1.00
January 1, 2008 and thereafter                            1.5 to 1.00

Notwithstanding the foregoing, the Company and its Restricted Subsidiaries may Incur the following additional Indebtedness (collectively, "Permitted Indebtedness"):

            (a) Senior Secured Indebtedness, any Indebtedness outstanding on the Issue Date (including, without limitation, the Bridge Loan) and any Refinancing Indebtedness Incurred in respect of any Indebtedness described in this clause (a);

            (b) Indebtedness of the Company to any Restricted Subsidiary and of any Restricted Subsidiary to the Company or any other Restricted Subsidiary;

            (c) Indebtedness arising by reason of any Lien created or permitted to exist in compliance with Section 10.13, including any Indebtedness of any Guarantor arising by reason of any Lien granted by such Person to secure Senior Secured Indebtedness, or of the Company or any Guarantor arising by reason of any Lien granted by such Person to secure Senior Secured Indebtedness;

            (d) Indebtedness in respect of (i) letters of credit or other similar instruments or obligations issued in connection with liabilities Incurred in the ordinary course of business, (ii) surety, performance and other similar bonds, instruments or obligations provided in the ordinary course of business or (iii) Hedging Obligations entered into in the ordinary course of business and not for speculative purposes;

            (e) Purchase Money Obligations, Capitalized Lease Obligations, and any Refinancing Indebtedness with respect thereto, in an aggregate principal amount at any one time outstanding not in excess of the fair market value of the property or assets acquired in connection therewith on the date of acquisition of such property or assets, but in no event at any time in an aggregate outstanding principal amount exceeding R$30,000,000 (which amount shall be increased by the IGP-M Adjustment on January 1 of each fiscal year following the Issue Date);

            (f) Indebtedness arising from the honoring of a check, draft or similar instrument drawn against insufficient funds, provided that such Indebtedness is extinguished within five Business Days of its Incurrence;

            (g) Indebtedness of any Restricted Subsidiary that is issued and outstanding on or prior to the date on which such Restricted Subsidiary was acquired by the Company, or is Indebtedness of another Person assumed by such Restricted Subsidiary in connection with its acquisition of assets from such Person (in each case, other than Indebtedness Incurred in connection with, or in contemplation of, such acquisition), and any Refinancing Indebtedness with respect thereto; provided, however, that at the time of such acquisition, the Company shall have been able to Incur at least an additional U.S.$1.00 of Indebtedness under provision (y) in the first paragraph of this Section 10.14 after giving effect to such acquisition;

            (h) Indebtedness in an aggregate principal amount at any one time outstanding not in excess of R$10,000,000 (which amount shall be increased by the IGP-M Adjustment on January 1 of each fiscal year following the Issue Date); and

            (i) Guarantees of the Securities and Guarantees of Indebtedness which is not otherwise prohibited under this Section 10.14.

            For purposes of determining compliance with, and the outstanding principal amount of any particular Indebtedness Incurred pursuant to and in compliance with, this Section 10.14, (i) any other obligation of the obligor on such Indebtedness (or of any other Person who could have Incurred such Indebtedness under this Section 10.14) arising under any guarantee, Lien or letter of credit supporting such Indebtedness shall be disregarded to the extent that such guarantee, Lien or letter of credit secures the principal amount of such Indebtedness; (ii) in the event that Indebtedness meets the criteria of more than one of the types of Permitted Indebtedness described above, the Company, in its sole discretion, shall classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of such classifications; and (iii) the amount of Indebtedness issued at a price that is less than the principal amount thereof shall be equal to the amount of the liability in respect thereof determined in accordance with Brazilian GAAP.

            Section 10.15. Limitation on Restricted Payments.

            (a) The Company shall not, and shall not permit its Restricted Subsidiaries to, directly or indirectly:

            (i) declare or pay any dividend or make any other payment or distribution on account of the Company's or any of its Restricted Subsidiaries' Equity Interests (including, without limitation, any payment in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries) or to the direct or indirect holders of the Company's or any of its Restricted Subsidiaries' Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or to the Company or a Restricted Subsidiary);

            (ii) purchase, redeem or otherwise acquire or retire for value (including, without limitation, in connection with any merger or consolidation involving the Company) any Equity Interests of the Company or any direct or indirect parent of the Company or any Restricted Subsidiary of the Company (other than any such Equity Interests owned by the Company or any Restricted Subsidiary); or

            (iii) make any Investment other than a Permitted Investment (all such payments and other actions set forth in clauses (i) and (ii) above being collectively referred to as "Restricted Payments").

            (b) The provisions of the preceding paragraph (a) shall not prohibit any of the following (each, a "Permitted Payment"):

            (i) any payment, distribution, redemption, purchase, acquisition or retirement (A) which constitutes interest on capital (juro sobre capital proprio) which is immediately and fully capitalized or (B) which is required by applicable law or the charter documents of the Company or any Restricted Subsidiary, as such charter documents are in effect on the Issue Date;

            (ii) the payment of any dividend, distribution or other payment by a Restricted Subsidiary to the holders of its Equity Interests on a pro rata basis;

            (iii) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company or any Subsidiary of the Company, in each case from Management Investors, provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed R$2,000,000 in any twelve-month period; and

            (iv) the repurchase, redemption or other acquisition or retirement for value of up to R$500,000 of Equity Interests of CMA Participacoes S.A. from Persons other than the Company and its Subsidiaries.

            Section 10.16. Limitation on Modifications to Dividend Policies.

            The Company shall not, and the Company shall not permit its Restricted Subsidiaries to, vote in favor of any change to the written dividend policies of Unrestricted Subsidiaries, which would increase the required dividend distributions of Unrestricted Subsidiaries.

            Section 10.17. Limitation on Transactions with Affiliates.

            The Company shall not, and shall not permit any of its Restricted Subsidiaries to, enter into (or agree to enter into or carry out) any transaction or arrangement with any Affiliate (each, an "Affiliate Transaction"), unless such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained on an arm's-length basis with a Person that is not an Affiliate except for:

            (a) any Restricted Payment or Permitted Payment permitted by Section
      10.15 any Permitted Investment, or any other transaction specifically excluded from the definition of the term "Restricted Payment;"

            (b) the entering into, maintaining or performance of any employment contract, collective bargaining agreement, benefit plan, program or arrangement, related trust agreement or any other similar arrangement heretofore or hereafter entered into in the ordinary course of business, including vacation, health, insurance, deferred compensation, retirement, savings or other similar plans;

            (c) payment of compensation, performance of indemnification or contribution obligations, or any issuance, grant or award of stock, options or other securities, to employees, officers or directors in the ordinary course of business;

            (d) any transaction between the Company and a Restricted Subsidiary or between Restricted Subsidiaries; and

            (e) any transaction arising out of agreements in existence on the Issue Date.

            Section 10.18. Limitations on Capital Expenditures.

            (a) Unless subject to the immediately succeeding Section 10.18(b), the Company shall not, and the Company shall not permit its Restricted Subsidiaries to, make any Capital Expenditure (other than any Capital Expenditure which constitutes a Permitted Investment or that is made or deemed made with the Net Cash Proceeds of an Asset Sale permitted in accordance with
Section 10.26):

            (i) in excess of:

                  (A) for the fiscal year ending December 31, 2004,
            U.S.$50,000,000, or its equivalent in another currency or currencies; and

                  (B) in the case of any fiscal year ending after December 31,
            2004, U.S.$50,000,000, or its equivalent in another currency or currencies, as such amount may be increased by the U.S. Consumer Price Index from December 31, 2003 to the last day of the immediately preceding fiscal year; and

            (ii) during any fiscal quarter, that exceeds 50% of the applicable maximum amount specified for the respective fiscal year during which such fiscal quarter occurs;

provided, however, that if, for any fiscal year, the amount of Capital Expenditures permitted by this paragraph (a) exceeds the aggregate amount of Capital Expenditures actually made by the Company and its Restricted Subsidiaries during such fiscal year (the amount of such excess being the "Excess Amount"), the Company and its Restricted Subsidiaries shall be entitled to make additional Capital Expenditures in the immediately succeeding fiscal year in an amount equal to that permitted under clause (i) above, plus the lesser of (x) the Excess Amount and (y) 20% of the amount of Capital Expenditures that would have been permitted in respect of the preceding fiscal year. For the purposes of calculating Capital Expenditures made for any fiscal year, any permitted Capital Expenditures carried over from the previous fiscal year shall be deemed utilized first during such fiscal year.

            For the purposes of this Section 10.18, Capital Expenditures made after the date of any Asset Sale shall be deemed to have been made with, but not in excess of 50% of, the Net Cash Proceeds of such Asset Sale.

            (b) For purposes of determining compliance with the preceding limitation on Capital Expenditures, the U.S. Dollar-equivalent of Capital Expenditures made in a currency other than U.S. Dollars shall be calculated based on the average currency exchange rate for the month in which the Capital Expenditure was made or committed.

            (c) The limitation on Capital Expenditures set forth in this Section
10.18 shall cease to exist from and after such time as the Company's Consolidated Leverage Ratio, measured at the end of the four consecutive fiscal quarters of the Company immediately preceding the date of determination, is equal to or less than 1.00 to 1.00.

            Section 10.19. Limitations on Designations of Restricted and Unrestricted Subsidiaries.

            (a) The Company shall not designate any Subsidiary as an Unrestricted Subsidiary, except that any Subsidiary of the Company that is not a Subsidiary of the Company on the Issue Date may be designated as an Unrestricted Subsidiary by resolution of the Board of Directors at the time when such Subsidiary is acquired or created; provided that no such designation shall be made, or be effective, unless:

            (i) at the time of such designation, such Subsidiary does not directly or indirectly own (x) any Capital Stock or Indebtedness of any Restricted Subsidiary that is not simultaneously being designated an Unrestricted Subsidiary or (y) any Capital Stock or Indebtedness of the Company;

            (ii) the Investment in such Subsidiary is permitted at the time of such designation under Section 10.15 hereof;

            (iii) such Subsidiary does not hold any license, permit or authorization used in a Permitted Business on the Issue Date;

            (iv) assuming that all transactions or arrangements between such Subsidiary and the Company or any Restricted Subsidiary were entered into at the time of such designation, such transactions or arrangements would be permitted under Section 10.17 hereof; and

            (v) immediately after giving effect to such designation, no condition or event shall exist that constitutes an Event of Default or an event or condition that, with the giving of notice or passage of time, or both, would constitute an Event of Default.

            (b) The Board of Directors may redesignate any Unrestricted Subsidiary to be a Restricted Subsidiary if, immediately after giving effect to such redesignation (i) there would not exist a Default; and (ii) the Company would be able to Incur at least an additional U.S.$1.00 of Indebtedness under
Section 10.14.

            Section 10.20. Stock of Restricted Subsidiaries.

            The Company shall, at all times, hold at least a majority of each class and series of Capital Stock of its Restricted Subsidiaries.

            Section 10.21. Business of Net; Restriction on Transfers of Existing Business.

            The Company shall not, and the Company shall not permit its Restricted Subsidiaries to, be principally engaged in any business or activity other than a Permitted Business. In addition, the Company shall not, and shall not permit its Restricted Subsidiaries to, directly or indirectly, transfer to any Unrestricted Subsidiary (a) any of the licenses, permits or authorizations used in the Permitted Business on the Issue Date or (b) any material portion of the "property and equipment" (as such term is used in the Company's consolidated financial statements) of the Company or its Restricted Subsidiaries used in the licensed service areas of the Company and its Restricted Subsidiaries, as they exist on the Issue Date, provided that the Company and its Restricted Subsidiaries may make Asset Sales in compliance with Section 10.26 and pledge property and assets to the extent permitted under Section 10.13.

            Section 10.22. Amendment of Constitutive Documents.

            The Company shall not, and the Company shall not permit its Restricted Subsidiaries to, amend, modify or terminate, or consent to the amendment, modification or termination of the Certificate of Incorporation, Bylaws or other constitutive documents of the Company or any Restricted Subsidiary, as the case may be, unless the amendment, modification or termination would not have a material adverse effect upon the Company or any Restricted Subsidiary, either individually or taken as a whole, or have a material adverse effect on the rights and remedies of the Holders.

            Section 10.23. Accounting Changes.

            The Company shall not, and the Company shall not permit its Restricted Subsidiaries to, make or permit any change in their respective (a) accounting policies or reporting practices, except as required by Brazilian GAAP; or (b) fiscal year-ends.

            Section 10.24. Hedging Agreements.

            The Company shall not, and the Company shall not permit its Restricted Subsidiaries to, enter into any Currency Agreements, Interest Rate Agreements or futures contracts except to the extent that such Currency Agreements, Interest Rate Agreements or futures contracts are entered into in the ordinary course of business and not for speculative purposes.

            Section 10.25. Compliance with Material Contracts.

            The Company shall, and the Company shall cause its Restricted Subsidiaries to, comply with all of its material obligations under the terms of each Material Contract to which it is a party, except where such non-compliance, individually and in the aggregate, would not have a material adverse effect on the Company and its Restricted Subsidiaries, taken as a whole, or have a material adverse effect on the rights and remedies of the Holders.

            Section 10.26. Asset Sales.

            The Company shall not, and shall not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:

            (a) the Company (or the Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets or Equity Interests issued or sold or otherwise disposed of; and

            (b) at least 80% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash.

For purposes of this provision, in addition to cash, each of the following shall be deemed to be cash:

            (i) Cash Equivalents; and

            (ii) securities other than Cash Equivalents received by the Company or any Restricted Subsidiary from the transferee that are promptly, and in any event within 30 days after such sale, converted by the Company or such Restricted Subsidiary into cash.

                                 ARTICLE ELEVEN

                            PREPAYMENT OF SECURITIES

            Section 11.01. Optional Prepayment.

            The Company, or any Person designated by the Company, may prepay Securities at any time in a total aggregate principal amount of not less than U.S.$1,000,000 or integral multiples of U.S.$500,000 in excess thereof, plus accrued and unpaid interest thereon to the date fixed for prepayment.

            Section 11.02. Mandatory Prepayment.

            (a) Excess Cash Flow. On June 15, 2006, and on June 15 of each following year, the Company shall prepay Securities in a principal amount equal to the product of (i) the Prepayment Percentage multiplied by (ii) the Excess Cash Flow Prepayment Amount for the preceding fiscal year, if any. On each such date on which such a prepayment is to be made, the Company shall provide the Trustee with a notice of prepayment of Securities setting forth the amount of such prepayment.

            (b) Senior Secured Indebtedness. Within five Business Days prior to the voluntary prepayment of, voluntary redemption of, voluntary repurchase of, or voluntary purchase of a participation in, any Senior Secured Indebtedness (other than the Securities), the Company shall provide the Trustee with a notice of prepayment of Securities in a principal amount equal to the product of (i) the Prior Prepayment Percentage multiplied by (ii) the principal amount of such prepayment, redemption, repurchase, or purchase of a participation.

            (c) Additional Indebtedness. No fewer than five Business Days after the Incurrence of additional Indebtedness (other than Permitted Indebtedness, except for Refinancing Indebtedness the first time that it is Incurred in respect of Senior Secured Indebtedness), the Company shall provide the Trustee with a notice of prepayment of Securities in a principal amount equal to the product of (i) 80% multiplied by (ii) the product of (A) the Prepayment Percentage multiplied by (B) the Net Cash Proceeds of such Indebtedness Incurred or issued by the Company or any of its Restricted Subsidiaries.

            (d) Equity Issuances.

            (i) Within five Business Days after the receipt of the payment therefor, if the average price per share received by the Company for the sale of Equity Interests of the Company issued to consummate the Restructuring (the "Closing Equity Issuance") exceeds R$0.35, the Company shall provide the Trustee with a notice of prepayment of Securities in a principal amount equal to product of (i) the Prepayment Percentage multiplied by (ii) the Excess Proceeds of the Closing Equity Issuance. The proceeds of the Closing equity Issuance that are not applied, or required to be applied, to prepay the Securities under this Sectionw11.02(d)(i) may be applied by the Company for any purpose, including, without limitation, the repayment of the Bridge Loan.


            (ii) Within five Business Days after the occurrence of the sale of Equity Interests of the Company (other than the Closing Equity Issuance) by the Company, the Company shall provide the Trustee with a notice of prepayment of Securities in a principal amount equal to the product of (i) 70% multiplied by (ii) the Prepayment Percentage, of the Net Cash Proceeds of the sale of such Equity Interests of the Company by the Company (other than the Closing Equity Issuance). If, on the date immediately preceding an Equity Issuance, the cash and Cash Equivalents of the Company and its Restricted Subsidiaries on such date is less than the Minimum Cash Balance, the Net Cash Proceeds of such Equity Issuance shall be deemed to be reduced by the difference between the Minimum Cash Balance and the cash and Cash Equivalents of the Company and its Restricted Subsidiaries on such date.

            (e) Asset Sales. Within 60 days after the date of any Asset Sale permitted under Section 10.26, the Company shall deliver to the Trustee a notice of prepayment of Securities in a principal amount equal to the product of:

            (i) the Prepayment Percentage multiplied by:

            (ii) the lesser of:

                  (1) 80% of the Net Cash Proceeds of such Asset Sale; and

                  (2) the greater of:

                        (x) 50% of such Net Cash Proceeds; and

                        (y) such Net Cash Proceeds minus any portion thereof
                  that shall have been applied to make Capital Expenditures.

            Section 11.03. Applicability of Article.

            Prepayment of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture or the Securities, shall be made in accordance with such provision and this Article.

            Section 11.04. Application and Deferral of Prepayment.

            Prepayments in accordance with this Article Eleven shall be applied first to the last scheduled principal repayments of the Securities as determined in accordance with Section 3.01. From and after any Prepayment Date, interest shall cease to accrue on the aggregate principal amount of Securities prepaid on such Prepayment Date.

            All prepayments of principal in respect to the Securities are subject to deferral pursuant to the provisions of Section 3.14.

            Section 11.05. Notice of Prepayment.

            Notice of any prepayment pursuant to Section 11.01 or 11.02 shall be delivered to the Trustee and simultaneously to any Paying Agent (other than the Trustee) by the Company.

            All notices of prepayment pursuant to Section 11.01 or 11.02 shall state:

            (a) the Prepayment Date;

            (b) in the case of a Security to be prepaid in part, the principal amount of such Security to be prepaid;

            (c) that on the Prepayment Date the prepayment shall become due and payable upon each such Security or portion thereof, and that, on and after any Prepayment Date, interest shall cease to accrue on the aggregate principal amount of Securities prepaid on such Prepayment Date;

            (d) the CUSIP number, if any, relating to such Securities; and

            (e) the paragraph of the Securities pursuant to which the Securities are being prepaid.

            Section 11.06. Deposit of Prepayment Amount.

            By 10:00 a.m. New York City time, no later than one Business Day prior to any Prepayment Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount equal to the principal amount of the Securities to be prepaid pursuant to Section 11.01 or 11.02, as applicable (plus accrued and unpaid interest thereon as of such Prepayment
Date).

                                 ARTICLE TWELVE

                           SATISFACTION AND DISCHARGE

            Section 12.01. Satisfaction and Discharge of Indenture.

            This Indenture shall cease to be of further effect (except as to surviving rights or registration of transfer or exchange of Securities herein expressly provided for, obligations to pay Additional Amounts hereunder, the Company's obligations under Section 6.07 hereof, and the Trustee's and Paying Agent's obligations under Section 4.06 hereof) and the Trustee, on written demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when either;

            (a) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 hereof and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

            (b) (i) all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable and the Company or any of the Guarantors has irrevocably deposited or caused to be deposited with the Trustee in trust an amount of money in U.S. Dollars sufficient to pay and discharge the entire Indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for the principal of and interest accrued to the date of such deposit;

            (ii) the Company or any Guarantor has paid or caused to be paid all other sums payable hereunder by the Company and the Guarantors; and

            (iii) the Company and each of the Guarantors, if any, have delivered to the Trustee (A) irrevocable instructions to apply the deposited money toward payment of the Securities at the Stated Maturities thereof, and (B) an Officer's Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; provided that in giving such Opinion of Counsel, such counsel may rely on officer's certificates as to any matter of fact.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 and, if money shall have been deposited with the Trustee pursuant to subclause (b)(i) of this
Section 12.01, the obligations of the Trustee under Section 12.02 and the last paragraph of Section 10.03 shall survive.

            Section 12.02. Application of Trust Money.

            Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 12.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of and interest on the Securities for whose payment such money has been deposited with the Trustee.

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

                                ARTICLE THIRTEEN

                             GUARANTEE OF SECURITIES

            Section 13.01. Unconditional Guarantee.

            (a) Subject to the provisions of this Article Thirteen, each Guarantor hereby jointly and severally unconditionally and irrevocably guarantees (such guarantee to be referred to herein as a "Guarantee") to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Securities or the obligations of the Company or any other Guarantors to the Holders or the Trustee hereunder or thereunder, that: (a) the principal of and interest on the Securities (and any Additional Amounts payable thereon) and any other amounts owing in respect of the Securities shall be duly and punctually paid in full when due, whether at maturity, upon prepayment pursuant to the provisions of Article Eleven hereof and the Securities relating thereto, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest and Additional Amounts, if any, on the Securities and all other obligations of the Company or the Guarantors to the Holders or the Trustee hereunder or thereunder (including amounts due the Trustee under Section 6.07 hereof) and all other Indenture Obligations shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other Indenture Obligations, the same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Company to the Holders, for whatever reason, each Guarantor shall be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under this Indenture or the Securities shall constitute an event of default under this Guarantee, and shall entitle the Holders of Securities to accelerate the obligations of the Guarantors hereunder in the same manner and to the same extent as the obligations of the Company.

            Each of the Guarantors hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Company, any action to enforce the same, whether or not a Guarantee is affixed to any particular Security, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Guarantors hereby waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that its Guarantee

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

shall not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and this Guarantee. This Guarantee is a guarantee of payment and not of collection. If any Holder or the Trustee is required by any court or otherwise to return to the Company or to any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or such Guarantor, any amount paid by the Company or such Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (a) subject to this Article Thirteen, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Article Five hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Guarantee.

            This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Securities are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            The Guarantors hereby agree that the obligations of each Guarantor hereunder at any time shall be limited to the maximum amount as will result in the obligations of such Guarantor hereunder not constituting a fraudulent transfer or conveyance.

            No stockholder, officer, director, employee or incorporator, past, present or future, or any Guarantor, as such, shall have any personal liability under this Guarantee by reason of his, her or its status as such stockholder, officer, director, employee or incorporator.

            The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under this Guarantee.

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

            (b) To further evidence the Guarantee set forth in Section 13.01(a), each Guarantor hereby agrees that a notation of such Guarantee, substantially in the form included in Section 2.06, shall be endorsed on each Security authenticated and delivered by the Trustee and such Guarantee shall be executed by either manual or facsimile signature of a legal representative of each Guarantor. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Security.

            Each Guarantor hereby agrees that its Guarantee set forth in Section 13.01(a) shall remain in full force and effect notwithstanding any failure to endorse on each Security an notation of such Guarantee.

            If a legal representative of a Guarantor whose signature is on this Indenture or a notation of Guarantee ceases to be a legal representative of such Guarantor at the time the Trustee authenticates the Security on which such Guarantee is endorsed or at any time thereafter, such Guarantor's Guarantee of such Security shall be valid nevertheless.

            The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Guarantee set forth in this Indenture on behalf of the Guarantor.

            Section 13.02. Additional Guarantors.

            All future Restricted Subsidiaries shall, and any other Person may, become a Guarantor by executing and delivering to the Trustee (a) a supplemental indenture in substantially the form of Exhibit B to this Indenture, which subjects such Person to the provisions of this Indenture as a Guarantor, and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such Person and constitutes the legal, valid, binding and enforceable obligations of such Person (subject to customary exceptions concerning bankruptcy, fraudulent conveyance, creditors' rights, laws of general application and equitable principles).

            Section 13.03. Release of a Guarantor.

            (a) If no Default exists or would exist under this Indenture, upon the sale or disposition of all of the Capital Stock of a Guarantor by the Company or a Restricted Subsidiary of the Company in a transaction permitted under this Indenture or upon the consolidation or merger of a Guarantor with or into any person in compliance with Article Eight (in each case, other than to the Company or an Affiliate of the Company or a Restricted Subsidiary), such Guarantor and each Subsidiary of such Guarantor that is also a Guarantor shall be deemed automatically and unconditionally released and discharged from all obligations under this Article Thirteen without any

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

further action required on the part of the Trustee or any Holder; provided, however, that each such Guarantor is sold or disposed of in accordance with this Indenture.

            (b) The Trustee shall deliver an appropriate instrument evidencing the release of a Guarantor upon receipt of a Company Order or request of such Guarantor accompanied by an Officer's Certificate and an Opinion of Counsel certifying as to the compliance with this Section 13.03. Any Guarantor not so released or the entity surviving such Guarantor, as applicable, shall remain or be liable under its Guarantee as provided in this Article Thirteen.

            The Trustee shall execute any documents reasonably requested by the Company or a Guarantor in order to evidence the release of such Guarantor from its obligations under its Guarantee under this Article Thirteen.

            Except as set forth in Article Eight and Article Ten and this
Section 13.03, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Guarantor with or into the Company or another Guarantor or shall prevent any sale or conveyance of the property of a Guarantor as an entirety or substantially as an entirety to the Company or another Guarantor.

            Section 13.04. Waiver of Subrogation.

            Until this Indenture is discharged and all amounts owing in respect of the Securities are discharged and paid in full, each Guarantor hereby irrevocably waives and agrees not to exercise any claim or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of the Company's obligations under the Securities or this Indenture and such Guarantor's obligations under this Guarantee and this Indenture, in any such instance including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, and any right to participate in any claim or remedy of the Guaranteed Parties against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and any amounts owing to the Trustee or the Holders of Securities under the Securities, this Indenture, or any other document or instrument delivered under or in connection with such agreements or instruments, shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Guaranteed Parties and shall forthwith be paid to the Trustee for the benefit of such Holders to be credited and applied to the obligations in favor of the Guaranteed Parties, whether matured or unmatured, in accordance with the terms of this Indenture. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the waiver set forth in this Section 13.04 is knowingly made in contemplation of such benefits.

            Section 13.05. Immediate Payment.

            Each Guarantor agrees to make immediate payment to the Trustee on behalf of the Guaranteed Parties of all Guaranteed Obligations owing or payable to the respective Guaranteed Parties upon receipt of a demand for payment therefor by the Trustee to such Guarantor in writing.

            Section 13.06. No Set-Off.

            Each payment to be made by a Guarantor hereunder in respect of the Guaranteed Obligations shall be payable in the currency or currencies in which such Guaranteed Obligations are denominated, and shall be made without set-off, counterclaim, reduction or diminution of any kind or nature.

            Section 13.07. Obligations Absolute.

            The obligations of each Guarantor hereunder are and shall be absolute and unconditional and any monies or amounts expressed to be owing or payable by each Guarantor hereunder which may not be recoverable from such Guarantor on the basis of a guarantee shall be recoverable from such Guarantor as a primary obligor and principal debtor in respect thereof.

            Section 13.08. Obligations Continuing.

            The obligations of each Guarantor hereunder shall be continuing and shall remain in full force and effect until all the Guaranteed Obligations have been paid and satisfied in full.

            Section 13.09. Obligations Not Reduced.

            The obligations of each Guarantor hereunder shall not be satisfied, reduced or discharged by any intermediate payment or satisfaction of the whole or any part of the principal, interest, fees and other monies or amounts which may at any time be or become owing or payable under or by virtue of or otherwise in connection with the Securities or this Indenture.

            Section 13.10. Obligations Reinstated.

            The obligations of each Guarantor hereunder shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment which would otherwise have reduced the obligations of any Guarantor hereunder (whether such payment shall have been made by or on behalf of the Company or by or on behalf of a

Guarantor) is rescinded or reclaimed from any of the Guaranteed Parties upon the insolvency, bankruptcy, liquidation or reorganization of the Company or any Guarantor or otherwise, all as though such payment had not been made. If demand for, or acceleration of the time for, payment by the Company is stayed upon the insolvency, bankruptcy, liquidation or reorganization of the Company, all such indebtedness otherwise subject to demand for payment or acceleration shall nonetheless be payable by each Guarantor as provided herein.

            Section 13.11. Obligations Not Affected.

            The obligations of each Guarantor hereunder shall not be affected, impaired or diminished in any way by any act, omission, matter or thing whatsoever, occurring before, upon or after any demand for payment hereunder (and whether or not known or consented to by any Guarantor or any of the Guaranteed Parties) which, but for this provision, might constitute a whole or partial defense to a claim against any Guarantor hereunder or might operate to release or otherwise exonerate any Guarantor from any of its obligations hereunder or otherwise affect such obligations, whether occasioned by default of any of the Guaranteed Parties or otherwise, including, without limitation:

            (a) any limitation of status or power, disability, incapacity or other circumstance relating to the Company or any other person, including any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding-up or other proceeding involving or affecting the Company or any other person;

            (b) any irregularity, defect, unenforceability or invalidity in respect of any indebtedness or other obligation of the Company or any other person under this Indenture, the Securities or any other document or instrument;

            (c) any failure of the Company, whether or not without fault on its part, to perform or comply with any of the provisions of this Indenture or the Securities, or to give notice thereof to a Guarantor;

            (d) the taking or enforcing or exercising or the refusal or neglect to take or enforce or exercise any right or remedy from or against the Company or any other Person or their respective assets or the release or discharge of any such right or remedy;

            (e) any taking, exchange, release or non-perfection of any Collateral or any other collateral;

            (f) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations;

            (g) the granting of time, renewals, extensions, compromises, concessions, waivers, releases, discharges and other indulgences to the Company or any other person;

            (h) any change in the time, manner or place of payment of, or in any other term of, any of the Securities, or any other amendment, variation, supplement, replacement or waiver of, or any consent to departure from, any of the Securities or this Indenture, including, without limitation, any increase or decrease in the principal amount of or premium, if any, or interest on any of the Securities;

            (i) any change in the ownership, control, name, objects, businesses, assets, capital structure or constitution of the Company or a Guarantor;

            (j) any merger or amalgamation of the Company or a Guarantor with any Person or Persons;

            (k) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Guaranteed Obligations or the obligations of a Guarantor under its Guarantee; and

            (l) any other circumstance (other than by complete, irrevocable payment) that might otherwise constitute a legal or equitable discharge or defense of the Company under this Indenture or the Securities or of a Guarantor in respect of its Guarantee hereunder.

            Section 13.12. Waiver.

            Without in any way limiting the provisions of Section 13.01 hereof, each Guarantor hereby waives notice of acceptance hereof, notice of any liability of any Guarantor hereunder, notice or proof of reliance by the Guaranteed Parties upon the obligations of any Guarantor hereunder, and diligence, presentment, demand for payment on the Company, protest, notice of dishonor or non-payment of any of the Guaranteed Obligations, or other notice or formalities to the Company or any Guarantor of any kind whatsoever. Each of the Guarantors hereby waives all benefits set forth in articles 1491, 1494, 1498, 1499, 1500 and 1503 of the Brazilian Civil Code, articles 261 and 262 of the Brazilian Commercial Code and article 595 of the Brazilian Civil Procedure Code.

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

            Section 13.13. No Obligation to Take Action Against Company.

            Neither the Trustee nor any of the other Guaranteed Parties shall have any obligation to enforce or exhaust any rights or remedies or to take any other steps under any security for the Guaranteed Obligations or against the Company or any other person or any property of the Company or any other person before the Trustee is entitled to demand payment and performance by any or all Guarantors of their liabilities and obligations under their Guarantees or under this Indenture.

            Section 13.14. Dealing with Company and Others.

            The Guaranteed Parties, without releasing, discharging, limiting or otherwise affecting in whole or in part the obligations and liabilities of any Guarantor hereunder and without the consent of or notice to any Guarantor, may:

            (a) grant time, renewals, extensions, compromises, concessions, waivers, releases, discharges and other indulgences to the Company or any other Person;

            (b) take or abstain from taking security or collateral from the Company or from perfecting security or collateral of the Company;

            (c) release, discharge, compromise, realize, enforce or otherwise deal with or do any act or thing in respect of (with or without consideration) any and all collateral, mortgages or other security given by the Company or any third party with respect to the obligations or matters contemplated by this Indenture or the Securities;

            (d) accept compromises or arrangements from the Company;

            (e) apply all monies at any time received from the Company or from any security upon such part of the Guaranteed Obligations as the Guaranteed Parties may see fit or change any such application in whole or in part from time to time as the Guaranteed Parties may see fit; and

            (f) otherwise deal with, or waive or modify their right to deal with, the Company and all other Persons and any security as the Guaranteed Parties or the Trustee may see fit.

            Section 13.15. Default and Enforcement.

            If any Guarantor fails to pay in accordance with Section 13.05 hereof, the Trustee may proceed in its name as trustee hereunder in the enforcement of the Guarantee of any such Guarantor and such Guarantor's Obligations thereunder and hereunder by

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

any remedy provided by law, whether by legal proceedings or otherwise, and to recover from such Guarantor the Guaranteed Obligations.

            Section 13.16. Amendment, etc.

            No amendment, modification or waiver of any provision of this Indenture relating to any Guarantor or consent to any departure by any Guarantor or any other Person from any such provision will in any event be effective unless it is signed by such Guarantor and the Trustee.

            Section 13.17. Acknowledgment.

            Each Guarantor hereby acknowledges communication of the terms of this Indenture and the Securities and consents to and approves of the same.

            Section 13.18. Costs and Expenses.

            Each Guarantor shall pay on demand by the Trustee any and all costs, fees and expenses (including, without limitation, legal fees on a solicitor and client basis) Incurred by the Trustee, its agents, advisors and counsel or any of the Guaranteed Parties in enforcing any of their rights under any Guarantee.

            Section 13.19. No Merger or Waiver: Cumulative Remedies.

            No Guarantee shall operate by way of merger of any of the obligations of the Guarantor under any other agreement, including, without limitation, this Indenture.

            Section 13.20. Survival of Obligations.

            Without prejudice to the survival of any of the other obligations of each Guarantor hereunder, the obligations of each Guarantor under Section 13.06 shall survive the payment in full of the Guaranteed Obligations and shall be enforceable against such Guarantor without regard to and without giving effect to any defense, right of offset or counterclaim available to or which may be asserted by the Company or any Guarantor.

            Section 13.21. Guarantee in Addition to Other Obligations.

            The obligations of each Guarantor under its Guarantee and this Indenture are in addition to and not in substitution for any other obligations to the Trustee or to any of the Guaranteed Parties in relation to this Indenture or the Securities and any guarantees or security at any time held by or for the benefit of any of them.

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

            Section 13.22. Severability.

            Any provision of this Article Thirteen which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction unless its removal would substantially defeat the basic intent, spirit and purpose of this Indenture and this Article Thirteen.

            Section 13.23. Successors and Assigns.

            Each Guarantee shall be binding upon and inure to the benefit of each Guarantor and the Trustee and the other Guaranteed Parties and their respective successors and permitted assigns, except that no Guarantor may assign any of its obligations hereunder or thereunder.

                         [signatures on following pages]

                                            NET SERVICOS DE COMUNICACAO S.A

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            ALNOR ALUMINIO DO NORTE LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            ANTENAS COMMUITARIAS BRASILEIRAS
                                            LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                             CABODINAMICA TV CABO SAO PAULO S.A.

                                             By: ___________________________
                                                 Name:
                                                 Title:

                                             By: ___________________________
                                                 Name:
                                                 Title:

                                             CMA PARTICIPACOES S.A.

                                             By: ___________________________
                                                 Name:
                                                 Title:

                                             By: ___________________________
                                                 Name:
                                                 Title:

                                             DABNY, L.L.C.

                                             By: ___________________________
                                                 Name:
                                                 Title:

                                             By: ___________________________
                                                 Name:
                                                 Title:

                                             JONQUIL VENTURES LIMITED

                                             By: ___________________________
                                                 Name:
                                                 Title:

                                             By: ___________________________
                                                 Name:
                                                 Title:

                                                 MULTICANAL TELECOMUNICACOES
                                                 S.A.

                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                 NET BELO HORIZONTE LTDA.

                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                 NET BRASILIA LTDA.

                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                 NET LONDRINA LTDA.

                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                                 By: ___________________________
                                                     Name:
                                                     Title:

                                            NET RIO S.A.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            TV CABO DE CHAPECO LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            TV VIDEO CABO DE BELO HORIZONTE S.A.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET RECIFE LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET SAO PAULO LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET CAMPINAS LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET INDAIATUBA LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET FRANCA LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET SUL COMUNICACOES LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            DR-EMPRESA DE DISTRIBUICAO E
                                            RECEPCAO DE TV LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET JOINVILLE LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET FLORIANOPOLIS LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET MARINGA LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET SAO JOSE DO RIO PRETO LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET PIRACICABA LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET GOIANIA LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET CAMPO GRANDE LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET SOROCABA LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET SAO CARLOS S.A.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            HORIZONTE SUL COMUNICACOES LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET PARANA COMUNICACOES LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET CURITIBA LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET ARAPONGAS LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET RIBEIRAO PRETO S.A.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET BAURU LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            NET ANAPOLIS LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            REYC COMERCIO E PARTICIPACOES
                                            LTDA.

                                            By: ___________________________
                                                Name:
                                                Title:

                                            By: ___________________________
                                                Name:
                                                Title:

                                            THE BANK OF NEW YORK, as Trustee

                                            By: ___________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT A

                   FORM OF OPTION OF HOLDER TO ELECT PURCHASE

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you wish to have this Security purchased by the Company pursuant to Section 5.16 of the Indenture, check the Box: [ ]

                  If you wish to have a portion of this security purchased by the Company, state the amount:

                                         U.S.$_____________________

Date: _______________________________    Your Signature: _______________________
                                                      (Sign exactly as your name
                                                      appears on the other side
                                                      of this Security)

                                         By: ___________________________________
                                             NOTICE:  To be signed by an
                                             executive officer

Signature Guarantee: ____________________

                                                                       EXHIBIT B

                         FORM OF SUPPLEMENTAL INDENTURE